Exhibit 10.2

Certain confidential information contained in this document, marked by brackets, was omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. “[***]” indicates where the information has been omitted from this document.

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 1, 2022, among VERANO HOLDINGS CORP., a British Columbia corporation (the “Parent”), the other Credit Parties (as defined in the hereinafter-defined Credit Agreement), the Lenders (as defined in the Credit Agreement) party hereto, CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company (as assignee of Chicago Atlantic Advisers, LLC, a Delaware limited liability company; hereafter, “Chicago Atlantic”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Chicago Atlantic, as collateral agent for the Secured Parties (as defined in the Credit Agreement) (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents” and each, an “Agent”), the Opco Mortgagors (as defined in the Credit Agreement), the Pledgors (as defined in the Credit Agreement) party hereto and New Borrower (as defined below).

Recitals:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement dated as of May 10, 2021 (the “Amended and Restated Credit Agreement”), as amended by that certain Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement dated as of May 20, 2021 (the “First Amendment”), that certain Second Amendment to Amended and Restated Credit Agreement, Waiver and Consent dated as of September 23, 2021 (the “Second Amendment”), and that certain Third Amendment to Amended and Restated Credit Agreement, Second Amendment to Amended and Restated Security Agreement and First Amendment to Canadian Security Agreement dated as of October 20, 2021 (the “Third Amendment”); the Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, the “Existing Credit Agreement”), and this Amendment (the Existing Credit Agreement, as amended by this Amendment, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), among the Borrower, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto and the Agents; and

WHEREAS, the Credit Parties have requested that the Agents and the Lenders agree to amend certain provisions of the Existing Credit Agreement, and, subject to the terms and conditions of this Amendment, the Agents and the Lenders, including, without limitation, each of the New Lenders, have agreed to such request;

WHEREAS, in connection with the foregoing, each of [***], collectively, the “New Lenders” and each, a “New Lender”) has agreed to join the Credit Agreement as a Lender; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex A attached hereto and (b) Schedules 1.01 and 8.15 to the Existing Credit Agreement are hereby amended and restated as set forth in Annex A attached hereto. For the avoidance of doubt, all other Schedules, and all Exhibits, to the Existing Credit Agreement shall not be modified or otherwise affected by this Amendment.

2. Joinder of [***] as Borrower. [***] (“New Borrower”), is a wholly-owned Subsidiary of Verano US. New Borrower is hereby joined in, and hereby agrees that it is and for all purposes after the date hereof shall be a party to, the Credit Agreement and each of the other Credit Documents as one of the Persons comprising Borrower as if it were an original signatory to the Credit Agreement. In furtherance and without limitation of the preceding sentence, New Borrower acknowledges and agrees that it is jointly and severable liable with the other Persons comprising Borrower for all of the Indebtedness and other Obligations of Borrower under the Credit Documents. The term “Borrower” and “Persons comprising Borrower” as used in the Credit Agreement and the other Credit Documents shall be deemed to include New Borrower.

3. Joinder of the New Lenders. On the date hereof, each of the New Lenders hereby joins the Credit Agreement as a Lender and shall have the rights and obligations of a Lender under the Credit Documents. Each of the New Lenders (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Sections 8.01(a) and 8.01(b) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement, (b) agrees that it will, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (c) appoints and authorizes each Agent to take such action as such Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, (e) confirms it has provided its lending office and address for notices to the Agents and (f) agrees that it has an Incremental Advance Commitment in the amount set forth opposite such New Lender’s name on Schedule 1.01 attached as part of Annex A attached hereto. Nothing contained herein shall constitute a novation of any Obligation.

4. Representations, Warranties and Acknowledgments of the Credit Parties, New Borrower, the Opco Mortgagors and the Pledgors.

(a) Representations and Warranties of the Credit Parties and New Borrower. In order to induce the Lenders and the Agents to enter into this Amendment and to induce the Lenders to make the Loans under the Credit Agreement, each of Credit Parties and New Borrower hereby represents and warrants to the Lenders and the Agents on and as of the date hereof that:

(i) Such Person (A) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (B) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (B), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

(ii) Such Person has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party. Such Person has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

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(iii) None of (A) the execution, delivery and performance by such Person of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof or (B) the consummation of the Transactions or the other Credit Documents will (1) contravene any applicable provision of any material Applicable Law of any Governmental Authority, other than U.S. Federal Cannabis Laws, (2) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Person (other than Liens created under the Credit Documents) pursuant to, (I) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (II) any other Material Contract, in the case of any of clauses (I) and (II) to which such Person is a party or by which it or any of its property or assets is bound or (3) violate any provision of the Organization Documents or Permit of such Person, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (2), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

(iv) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) is required for the consummation of the Transactions or the due execution, delivery or performance by such Person of this Amendment or any other Credit Document to which it is a party, or for the due execution, delivery or performance of this Amendment or the other Credit Documents, in each case by any of the Credit Parties party thereto or, as applicable, New Borrower. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by the Credit Parties or New Borrower of their Obligations under this Amendment and the other Credit Documents.

(v) The representations and warranties of such Person set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

(vi) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(b) Representations and Warranties of the Opco Mortgagors and the Pledgors. In order to induce the Lenders and the Agents to enter into this Amendment and to induce the Lenders to make the Loans under the Credit Agreement, each Opco Mortgagor and Pledgor hereby represents and warrants to the Lenders and the Agents on and as of the date hereof that:

(i) Such Person has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

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(ii) None of (A) the execution, delivery and performance by such Person of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof or (B) the consummation of the Transactions or the other Credit Documents will (1) contravene any applicable provision of any material Applicable Law of any Governmental Authority, other than U.S. Federal Cannabis Laws, or (2) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Person (other than Liens created under the Credit Documents) pursuant to, (I) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (II) any other Material Contract, in the case of any of clauses (I) and (II) to which such Person is a party or by which it or any of its property or assets is bound, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (2), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

(iii) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) is required for the consummation of the Transactions or the due execution, delivery or performance by such Person of this Amendment or any other Credit Document to which it is a party, or for the due execution, delivery or performance of this Amendment or the other Credit Documents, in each case by such Person. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by such Person of its Obligations under this Amendment and the other Credit Documents.

(iv) With respect to each Pledgor, the representations and warranties of such Pledgor set forth in the Individual Pledge Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

(v) With respect to each Opco Mortgagor, the representations and warranties of such Opco Mortgagor set forth in the Opco Mortgagor Guaranty Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

5. Reaffirmation of Obligations. Each of the Credit Parties, Opco Mortgagors and the Pledgors hereby (a) reaffirms and confirms (i) the execution and delivery of, and all of its obligations under, the Credit Documents to which it is a party, including, without limitation, the Credit Agreement, the Individual Pledge Agreement, the Opco Mortgagor Guaranty Agreement and the Opco Mortgagor Mortgage, and agrees that this Amendment does not operate to reduce or discharge any Credit Party’s, any Opco Mortgagor’s or any Pledgor’s obligations under such Credit Documents or constitute a novation of any indebtedness or other obligations under any Credit Documents, and (ii) its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party, (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, and (c) reaffirms and confirms the continuing security interests in its respective assets granted in favor of the Collateral Agent pursuant to each of the Security Documents. Each of the Credit Parties, the Opco Mortgagors and the Pledgors hereby acknowledges and consents to the transactions contemplated by, and the execution and delivery of, this Amendment and the other Credit Documents.

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6. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date of this Amendment when, and only when, the Administrative Agent shall have received the following, in form and substance satisfactory to Administrative Agent:

(a) counterparts of this Amendment, duly executed by an Authorized Officer of each Credit Party, New Borrower, each Opco Mortgagor, each Pledgor, Administrative Agent and the Lenders, including, without limitation, the New Lenders;

(b) amended and restated Notes reflecting the Incremental Advance Loans and the addition of New Borrower, duly executed by an Authorized Officer of each of New Borrower as a Person comprising Borrower and the other Persons comprising Borrower;

(c) an Assumption Agreement (as described in the Security Agreement), duly executed by an Authorized Officer of New Borrower;

(d) an Opco Mortgagor Guaranty Agreement, duly executed by [***];

(e) except as otherwise provided on Schedule 8.15 of the Credit Agreement, (i) Mortgages, or amendments thereof, with respect to the owned Real Property of a Credit Party that constitutes Collateral listed on Schedule 7.15(a) of the Credit Agreement and the Real Property owned by Opco Mortgagors, duly executed by Credit Party or Opco Mortgagor party thereto and, for the avoidance of doubt, securing all obligations under the Credit Agreement, as amended by this Amendment, and (ii) evidence that a counterpart of each such Mortgage or amendment thereof has been recorded, or that arrangements for recording reasonably satisfactory to Administrative Agent have been made, in the place necessary, in the Collateral Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of the Collateral Agent for the benefit of itself, the Lenders and the other Secured Parties;

(f) executed legal opinions of Dentons US LLP, counsel to the Credit Parties, New Borrower and Opco Mortgagors and Dentons Canada LLP, Canadian counsel to the Credit Parties, which opinions shall be addressed to the Agents and the Secured Parties and shall be in form and substance reasonably satisfactory to the Administrative Agent;

(g) a certificate for each Credit Party, New Borrower and each Opco Mortgagor, duly executed and delivered by an Authorized Officer of each such Person, as to: (i) resolutions of each such Person’s board of managers or directors (or other managing body, in the case of a Person that is not a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Credit Documents applicable to such Person and the execution, delivery and performance of each Credit Document, in each case, to be executed by such Person; (ii) the incumbency and signatures of its Authorized Officers and any other of its officers, directors, members, trustees, managers, managing member or general partner, as applicable, authorized to act with respect to each Credit Document to be executed by such Person; and (iii) each such Person’s Organization Documents, as amended, modified or supplemented as of the date hereof, certified by the appropriate officer or official body of the jurisdiction of organization of such Person, or, for each of clauses (i), (ii) and (iii) above, a confirmation that such documents have not changed since the most recent certification to Administrative Agent;

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(h) the results of a search of the UCC and PPSA filings (or equivalent filings), in addition to tax Lien and judgment Lien searches made with respect to each Credit Party and New Borrower, together with copies of the financing statements and other filings (or similar documents) disclosed by such searches, and accompanied by evidence reasonably satisfactory to the Collateral Agent that the Liens indicated in any such financing statement and other filings (or similar document) are Permitted Liens or have been released or will be released substantially simultaneously with the making of the Loans under the Credit Agreement;

(i) a duly executed funds disbursement agreement, together with a report setting forth the sources and uses of the proceeds hereof; and

(j) such other documents to be executed by the Credit Parties, the Opco Mortgagors and New Borrower as may be reasonably requested by the Administrative Agent.

7. Incorporation by Reference. Sections 12.05, 12.13 and 12.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.

8. Miscellaneous.

(a) Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

(b) Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Illinois, without reference to conflicts of law provisions which would result in the application of the laws of any other jurisdiction.

(c) Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(d) Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement (as amended hereby) and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6 hereof, this Amendment shall become effective when it shall have been executed by Agent and when Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(e) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(f) Reference to and Effect on the Credit Agreement and the Other Credit Documents. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or Lender under, the Credit Agreement or any of the other Credit Documents. This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.

9. Construction. This Amendment has been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Amendment, nor any alleged ambiguity herein, shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Amendment, or based on any other rule of strict construction. Each of the parties represents that such party has carefully read this Amendment and that such party knows the contents hereof and has signed the same freely and voluntarily.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered effective as of the date hereof.

CREDIT PARTIES:

VERANO HOLDINGS CORP.

By:	/s/ “George Archos”
Name:	George P. Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***].

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Director

[***]

By:	its Manager, [***]
By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	its Manager, [***].

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, Verano Holdings, LLC
By:	its Manager, Verano Holdings Corp.

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its sole member, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its sole member, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its sole member, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its sole member, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Authorized Person

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Trustee

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Authorized Person

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	its Manager, [***]
By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Trustee

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

NEW BORROWER:

[***]

By:	its Manager, [***]
By:	its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

PLEDGORS:

[***]
[***]

[***]
[***]

[***]
[***]

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	Authorized Representative

OPCO MORTGAGORS:

[***]

By:	its sole member, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Member

[***]

By:	its sole member, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Member

[***]

By:	its Manager, [***]

By:	[***]”
Name:	[***]
Title:	Manager

Fourth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By:	/s/ “John Mazarakis”
Name:	John Mazarakis
Title:	Authorized Person

Fourth Amendment to Amended and Restated Credit Agreement

LENDERS:

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

By:	/s/ “John Mazarakis”
Name:	John Mazarakis
Title:	Authorized Person

Fourth Amendment to Amended and Restated Credit Agreement

CHICAGO ATLANTIC CREDIT COMPANY, LLC

By:	/s/ “John Mazarakis”
Name:	John Mazarakis
Title:	Authorized Person

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	CEO and CFO

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	Managing Member

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	Trustee

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	Managing Member

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	President

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	IRA Owner

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	Manager

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	Managing Member

Fourth Amendment to Amended and Restated Credit Agreement

AFC GAMMA, INC.

By:	/s/ “Brett Kaufman”
Name:	Brett Kaufman
Title:	Chief Financial Officer

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	SVP, Portfolio Manager

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	SVP, Portfolio Manager

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	Authorized Person

Fourth Amendment to Amended and Restated Credit Agreement

[***]

By:	[***]
Name:	[***]
Title:	Manager

Fourth Amendment to Amended and Restated Credit Agreement

AMENDED AND RESTATED CREDIT AGREEMENT

by and among

VERANO HOLDINGS CORP.,
as Parent,

certain Subsidiaries and Affiliates of Parent from time to time party hereto, collectively with Parent, jointly and severally, as Borrower,

the Lenders from time to time party hereto and

CHICAGO ATLANTIC ADMIN, LLC,
as the Administrative Agent and as the Collateral Agent

GREEN IVY CAPITAL, LLC

as Lead Arranger

Dated as of May 10, 2021

As amended by that certain Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement dated as of May 20, 2021, that certain Second Amendment to Amended and Restated Credit Agreement, Waiver and Consent dated as of September 3, 2021 ~~and~~, that certain Omnibus Third Amendment to Amended and Restated Credit Agreement, Second Amendment to Amended and Restated Security Agreement and First Amendment to Canadian Security Agreement dated as of October 20, 2021, and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of February 28, 2022.

~~NOTICE: THIS COMPOSITE CREDIT AGREEMENT IS NOT THE ACTUAL CONTRACT AMONG THE PARTIES. THE COMPOSITE REPRESENTS A GOOD FAITH EFFORT OF COUNSEL FOR THE AGENTS TO STATE THE TERMS OF THE CREDIT AGREEMENT AS AMENDED THROUGH THE LATEST AMENDMENT SET FORTH ABOVE. THE OPERATIVE LEGAL DOCUMENT CONSISTS OF THE CREDIT AGREEMENT TOGETHER WITH ALL AMENDMENTS THERETO.~~

(continued)

Page

ARTICLE I	Definitions	1
SECTION 1.01	Defined Terms	1
SECTION 1.02	Other Interpretive Provisions	~~34~~35
SECTION 1.03	Accounting Terms and Principles	~~34~~36
SECTION 1.04	Rounding	~~35~~37
SECTION 1.05	References to Agreements, Laws, etc	~~35~~37
SECTION 1.06	Times of Day	~~35~~37
SECTION 1.07	Timing of Payment or Performance	~~35~~37
SECTION 1.08	Corporate Terminology	~~36~~37
SECTION 1.09	Currency Matters	~~36~~37
SECTION 1.10	Quebec Interpretation	~~36~~38
ARTICLE II	Amount and Terms of Loans	~~37~~38
SECTION 2.01	Loans	~~37~~38
SECTION 2.02	Change of Lending Office	~~38~~41
SECTION 2.03	Lender Branches	~~38~~41
SECTION 2.04	Reserved	~~39~~42
SECTION 2.05	Disbursement of Funds	~~39~~41
SECTION 2.06	Payment of Loans; Evidence of Debt	~~39~~42
SECTION 2.07	Multiple Persons Constituting Borrower	~~40~~43
SECTION 2.08	Borrower Representative	~~41~~44
SECTION 2.09	Interest	~~41~~45
SECTION 2.10	Increased Costs, Illegality, etc	~~42~~45
SECTION 2.11	Interest Act (Canada); Criminal Rate of Interest	~~43~~46
SECTION 2.12	Defaulting Lender	~~44~~47
ARTICLE III	Fees and Commitment Terminations	~~45~~49
SECTION 3.01	Fees	~~45~~49
SECTION 3.02	Mandatory Reduction of Commitments	~~46~~49
ARTICLE IV	Payments	~~46~~49
SECTION 4.01	Voluntary Prepayments	~~46~~49
SECTION 4.02	Mandatory Prepayments	~~47~~50
SECTION 4.03	Payment of Obligations; Method and Place of Payment	~~49~~52
SECTION 4.04	Taxes	~~50~~54
SECTION 4.05	Reserved	~~53~~56
SECTION 4.06	Computations of Interest and Fees	~~53~~56

i

(continued)

Page

ARTICLE V	Conditions Precedent to Loans	~~53~~57
SECTION 5.01	Signing Date	~~53~~57
SECTION 5.02	Restatement Date	~~54~~57
SECTION 5.03	Third Amendment Effective Date	~~59~~62
SECTION 5.04	Conditions to the Incremental Advance Loans	~~59~~62
ARTICLE VI	Guarantee	~~60~~63
SECTION 6.01	Guarantee	~~60~~63
SECTION 6.02	Guarantee Absolute and Unconditional	~~61~~64
SECTION 6.03	Reinstatement	~~62~~65
SECTION 6.04	Payments	~~62~~65
SECTION 6.05	Taxes	~~62~~65
SECTION 6.06	Joint and Several (Canada)	~~62~~65
ARTICLE VII	Representations, Warranties and Agreements	~~62~~66
SECTION 7.01	Status	~~62~~66
SECTION 7.02	Power and Authority	~~62~~66
SECTION 7.03	No Violation	~~63~~66
SECTION 7.04	Litigation, Labor Controversies, etc	~~63~~66
SECTION 7.05	Use of Proceeds; Regulations U and X	~~63~~67
SECTION 7.06	Approvals, Consents, etc	~~63~~67
SECTION 7.07	Investment Company Act	~~63~~67
SECTION 7.08	Accuracy of Information	~~64~~67
SECTION 7.09	Financial Condition; Financial Statements	~~64~~67
SECTION 7.10	Tax Returns and Payments	~~64~~68
SECTION 7.11	Compliance with ERISA; Canadian Pension Plans	~~64~~68
SECTION 7.12	Subsidiaries; Opcos	~~66~~70
SECTION 7.13	Intellectual Property; Licenses, etc	~~66~~70
SECTION 7.14	Environmental Warranties	~~67~~70
SECTION 7.15	Ownership of Properties	~~68~~71
SECTION 7.16	No Default	~~68~~71
SECTION 7.17	Solvency	~~68~~72
SECTION 7.18	Locations of Offices, Records and Collateral	~~68~~72
SECTION 7.19	Compliance with Laws and Permits; Authorizations	~~68~~72
SECTION 7.20	No Material Adverse Effect	~~69~~72
SECTION 7.21	Contractual or Other Restrictions	~~69~~72
SECTION 7.22	Collective Bargaining Agreements	~~69~~73
SECTION 7.23	Insurance	~~69~~73
SECTION 7.24	Evidence of Other Indebtedness	~~69~~73
SECTION 7.25	Deposit Accounts and Securities Accounts	~~70~~73

ii

(continued)

Page

SECTION 7.26	Absence of any Undisclosed Liabilities	~~70~~73
SECTION 7.27	Material Contracts and Regulatory Matters	~~70~~73
SECTION 7.28	Anti-Terrorism Laws	~~70~~74
SECTION 7.29	Conduct of Business	~~71~~74
SECTION 7.30	Transactions with Affiliates	~~71~~74
ARTICLE VIII	Affirmative Covenants	~~71~~75
SECTION 8.01	Financial Information, Reports, Notices and Information	~~71~~75
SECTION 8.02	Books, Records and Inspections	~~74~~77
SECTION 8.03	Maintenance of Insurance	~~74~~78
SECTION 8.04	Payment of Taxes	~~75~~78
SECTION 8.05	Maintenance of Existence; Compliance with Laws, etc	~~75~~78
SECTION 8.06	Environmental Compliance	~~75~~79
SECTION 8.07	ERISA; Canadian Pension Plans	~~76~~80
SECTION 8.08	Maintenance of Properties	~~78~~81
SECTION 8.09	Reserved	~~78~~81
SECTION 8.10	Additional Borrowers	~~78~~82
SECTION 8.11	Use of Proceeds	~~79~~83
SECTION 8.12	Further Assurances	~~79~~83
SECTION 8.13	Access to Sales, Accounts Receivables and Securities and Bank Accounts	~~79~~84
SECTION 8.14	Annual Lender Meeting	~~80~~85
SECTION 8.15	Post-Closing Covenants	~~80~~85
SECTION 8.16	Sanctions; Anti-Corruption Laws	~~80~~85
SECTION 8.17	Regulatory Matters	~~80~~85
SECTION 8.18	Opco Requirements	~~80~~85
ARTICLE IX	Negative Covenants	~~81~~86
SECTION 9.01	Limitation on Indebtedness	~~81~~86
SECTION 9.02	Limitation on Liens	~~83~~88
SECTION 9.03	Consolidation, Merger, etc	~~85~~90
SECTION 9.04	Permitted Dispositions	~~85~~91
SECTION 9.05	Investments	~~87~~92
SECTION 9.06	Restricted Payments	~~89~~94
SECTION 9.07	Prepayments and Modification of Certain Agreements	~~89~~95
SECTION 9.08	Sale and Leaseback	~~90~~95
SECTION 9.09	Transactions with Affiliates	~~90~~95
SECTION 9.10	Restrictive Agreements, etc	~~90~~95

iii

(continued)

Page

SECTION 9.11	Hedging Agreements	~~90~~96
SECTION 9.12	Changes in Business and Fiscal Periods	~~91~~96
SECTION 9.13	Financial Covenants	~~91~~96
SECTION 9.14	Canadian Defined Benefit Plans	~~91~~96
ARTICLE X	Events of Default	~~91~~96
SECTION 10.01	Listing of Events of Default	~~91~~96
SECTION 10.02	Remedies Upon Event of Default	~~94~~99
ARTICLE XI	The Agents	~~95~~100
SECTION 11.01	Appointment	~~95~~100
SECTION 11.02	Delegation of Duties	~~96~~101
SECTION 11.03	Exculpatory Provisions	~~96~~101
SECTION 11.04	Reliance by Agents	~~96~~101
SECTION 11.05	Notice of Default	~~97~~102
SECTION 11.06	Non Reliance on Agents and Other Lenders	~~97~~102
SECTION 11.07	Indemnification	~~97~~103
SECTION 11.08	Agent in Its Individual Capacity	~~98~~103
SECTION 11.09	Successor Agents	~~98~~103
SECTION 11.10	Agents Generally	~~98~~104
SECTION 11.11	Restrictions on Actions by Secured Parties; Sharing of Payments	~~98~~104
SECTION 11.12	Agency for Perfection	~~100~~105
SECTION 11.13	Certain ERISA Matters	~~100~~105
ARTICLE XII	Miscellaneous	~~101~~106
SECTION 12.01	Amendments and Waivers	~~101~~106
SECTION 12.02	Notices and Other Communications; Facsimile Copies	~~102~~107
SECTION 12.03	No Waiver; Cumulative Remedies	~~102~~108
SECTION 12.04	Survival of Representations and Warranties	~~103~~108
SECTION 12.05	Payment of Expenses and Taxes; Indemnification	~~103~~108
SECTION 12.06	Successors and Assigns; Participations and Assignments; Replacement of Lender	~~104~~109
SECTION 12.07	Pledge of Loans	~~107~~112
SECTION 12.08	Adjustments; Set-off	~~107~~112
SECTION 12.09	Counterparts	~~108~~113
SECTION 12.10	Severability	~~108~~113
SECTION 12.11	Integration	~~108~~113
SECTION 12.12	GOVERNING LAW	~~108~~113
SECTION 12.13	Submission to Jurisdiction; Waivers	~~108~~113

iv

(continued)

Page

SECTION 12.14	Acknowledgments	~~109~~114
SECTION 12.15	WAIVERS OF JURY TRIAL	~~109~~114
SECTION 12.16	Confidentiality	~~109~~114
SECTION 12.17	Press Releases, etc	~~111~~116
SECTION 12.18	Releases of Guarantees and Liens	~~111~~116
SECTION 12.19	USA Patriot Act	~~112~~117
SECTION 12.20	No Fiduciary Duty	~~112~~117
SECTION 12.21	Authorized Officers	~~112~~117
SECTION 12.22	Judgment Currency	~~112~~118
SECTION 12.23	Subordination of Intercompany Indebtedness	~~113~~118
SECTION 12.24	Public Lenders	~~113~~118
SECTION 12.25	Reserved	~~114~~119
SECTION 12.26	Original Issue Discount	~~114~~119
SECTION 12.27	Tax Treatment	~~114~~119
ARTICLE XIII	ADDITIONAL COVENANTS AND AGREEMENTS	~~114~~119
SECTION 13.01	Cannabis Laws	~~114~~119
SECTION 13.02	Amendment and Restatement	~~115~~120

v

SCHEDULES
Schedule 1.01	Commitments
Schedule 7.04	Litigation
Schedule 7.12	Subsidiaries
Schedule 7.13	Intellectual Property
Schedule 7.14	Environmental Matters
Schedule 7.15	Real Property
Schedule 7.18	Principal Place of Business
Schedule 7.22	Collective Bargaining Agreements
Schedule 7.23	Insurance
Schedule 7.24	Existing Indebtedness
Schedule 7.25	Accounts
Schedule 7.27(a)	Material Contracts
Schedule 7.27(b)	Regulatory Licenses
Schedule 7.27(c)	Opco Agreements
Schedule 7.29	Sales Tracking Software
Schedule 7.30	Transactions with Affiliates
Schedule 8.15	Post-Closing Covenants
Schedule 9.02	Liens
Schedule 9.04	Dispositions
Schedule 9.05	Investments
Schedule 9.10	Restrictive Agreements
Schedule 12.02	Addresses for Notices

EXHIBITS
Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Compliance Certificate
Exhibit C	Form of Note

vi

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 10, 2021, is among VERANO HOLDINGS CORP., a British Columbia corporation (the “Parent”), certain Subsidiaries and Affiliates of Parent signatory hereto as a Person comprising Borrower or hereafter designated as a Person comprising Borrower pursuant to Section 8.10 below (collectively with Parent, jointly and severally, the “Borrower”), the lenders from time to time party hereto (together with the Incremental Advance Lenders (as defined below) and the Second Incremental Term Loan Lenders (as defined below), each a “Lender” and, collectively, the “Lenders”), CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company (“Chicago Atlantic”) (as assignee of Chicago Atlantic Advisers, LLC, a Delaware limited liability company), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Chicago Atlantic, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents” and each, an “Agent”).

RECITALS

WHEREAS, Verano Holdings, LLC, a Delaware limited liability company (“Verano US”), as borrower, the other Credit Parties party thereto, the Lenders party thereto and the Agents are parties to that certain Credit Agreement dated as of July 2, 2020 (as amended, restated or otherwise modified from time to time prior to the Restatement Date, the “Original Credit Agreement”); and

WHEREAS, on the Restatement Date, Verano US and the other Credit Parties desire, and Agent and Lenders have agreed, to amend and restate the Original Credit Agreement in its entirety to make certain changes to the terms thereof, join Parent and certain additional Credit Parties as party thereto and increase the principal amount of loans available thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree that, as of the Restatement Date, the Original Credit Agreement shall be amended and restated in its entirety as follows:

ARTICLE I

Definitions

SECTION 1.01 Defined Terms. As used herein, the following terms shall have the meanings specified in this Section 1.01 unless the context otherwise requires:

“2020 Loans” shall have the meaning set forth in Section 2.01(a)(i).

“2021 Loans” shall have the meaning set forth in Section 2.01(a)(ii).

“Administrative Agent” shall have the meaning set forth in the preamble to this Agreement.

“Administrative Questionnaire” shall mean a questionnaire completed by each Lender, in a form approved by the Administrative Agent, in which such Lender, among other things, (a) designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with such Lender’s compliance procedures and Applicable Laws, including federal and state securities laws, and (b) designates an address, facsimile number, electronic mail address and/or telephone number for notices and communications with such Lender.

“Affiliate” shall mean, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that, for purposes of this definition, any Person which owns directly or indirectly 10% or more of the equity interests having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person. Notwithstanding anything to the contrary set forth herein, neither Agent nor any Lender shall be deemed to be an Affiliate of any Credit Party solely by virtue of complying with the terms and provisions of, or exercising its rights under, this Agreement and the other Credit Documents.

“Agents” shall have the meaning set forth in the preamble to this Agreement.

“Agreement” shall mean this Credit Agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“ALTA” shall mean the American Land Title Association.

“Applicable Laws” shall mean, as to any Person, any law (including common law), statute, regulation, ordinance, rule, order, policy, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority or determination of an arbitrator, in each case applicable to or binding on such Person or any of its property, products, business, assets or operations or to which such Person or any of its property, products, business, assets or operations is subject.

“Applicable Fiscal Period” shall mean the period of two consecutive fiscal quarters ending at the end of each prescribed fiscal quarter.

“Applicable Rate” shall mean (a) with respect to the 2020 Loans, fifteen and one-quarter percent (15.25%) per annum, (b) with respect to the 2021 Loans, nine and three-quarters percent (9.75%) per annum, ~~and~~ (c) with respect to the Initial Restatement Advance Loans and the Incremental Advance Loans ~~(if any)~~, eight and one-half percent (8.50%) per annum, and (d) with respect to the Second Incremental Term Loans, the per annum rate set forth in the Joinder Agreement for the Second Incremental Term Loans.

“Application Event” shall have the meaning set forth in Section 4.02(d).

“Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) a Controlled Affiliate of a Lender or (c) an entity or a Controlled Affiliate of an entity that administers, advises or manages a Lender.

“Arranger” shall mean Green Ivy, in its capacity as lead arranger.

“Assignment and Acceptance” shall mean an assignment and acceptance substantially in the form of Exhibit A.

2

“Attributable Indebtedness” shall mean, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with IFRS.

“Authorized Officer” shall mean, with respect to any Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor, the president, vice president of finance, the chief executive officer, the chief financial officer, the chief operating officer, the secretary, the treasurer or any other senior officer of such Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor authorized under the borrowing resolutions of such Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor, but, in any event, with respect to financial matters, the vice president of finance, chief financial officer or treasurer of such Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor or such other senior officer of such Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor designated as such by the applicable Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor in writing.

“BCSC” shall mean the British Columbia Securities Commission, or any Governmental Authority succeeding to any of its principal functions.

“Benefited Lender” shall have the meaning set forth in Section 12.08.

“Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Board of Directors” shall mean the board of directors, board of managers or other equivalent governing body of a Person.

“Borrower” shall have the meaning set forth in the preamble to this Agreement.

“Borrower Materials” shall have the meaning set forth in Section 12.24.

“Business” shall mean the business of cultivating, producing, processing, packaging and marketing cannabis products, accessories or services for distribution and sale and all ancillary activities related to the foregoing.

“Business Day” shall mean any day excluding Saturday, Sunday and any day that shall be in the City of Chicago, Illinois, the City of Vancouver, British Columbia or the City of Calgary, Alberta a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

“Canadian Anti-Money Laundering & Anti-Terrorism Legislation” shall mean the Criminal Code, R.S.C. 1985, c. C-46, the Proceeds of Crime Act and the United Nations Act, R.S.C. 1985, c.U-2 or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations Al-Qaida and Taliban Regulations promulgated under the United Nations Act.

3

“Canadian Blocked Person” shall mean any Person that is a “designated person”, “politically exposed foreign person” or “terrorist group” as described in any Canadian Economic Sanctions and Export Control Laws.

“Canadian Cannabis Laws” shall mean the Cannabis Act (Canada), the Cannabis Regulations (Canada), the Excise Act (Canada) as well as any other Applicable Law enacted or enforced by a Canadian Governmental Authority that governs the production, processing, sale, distribution, transfer or possession of any cannabis, cannabis accessory, or cannabis service.

“Canadian Credit Party” shall mean any Credit Party that is organized under the laws of Canada or any province or territory thereof.

“Canadian Defined Benefit Plan” shall mean any Canadian Pension Plan which contains a “defined benefit provision” as defined in subsection 147.1(1) of the Tax Act.

“Canadian Economic Sanctions and Export Control Laws” shall mean any Canadian laws, regulations or orders governing transactions in controlled goods or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures, including the Special Economic Measures Act (Canada), the United Nations Act (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), Part II.1 of the Criminal Code (Canada) and the Export and Import Permits Act (Canada), and any related regulations.

“Canadian Pension Plan” shall mean each “registered pension plan” (as such term is defined in the Tax Act) and any pension plan that is subject to federal or provincial pension standards legislation in Canada that is established, maintained or contributed to by any Credit Party for its Canadian employees or former employees, but shall not include the Canada Pension Plan (CPP) as maintained by the Government of Canada or the Quebec Pension Plan (QPP) as maintained by the Government of Quebec.

“Canadian Pension Termination Event” shall mean (a) the voluntary full or partial wind up of a Canadian Defined Benefit Plan by any Credit Party or any Affiliate thereof or initiation of any action or filing to do so; (b) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer any Canadian Defined Benefit Plan; or (c) any other event or condition which would reasonably be expected to result in the termination of, winding up or partial termination of, or the appointment of trustee to administer, any Canadian Defined Benefit Plan.

“Canadian Security Agreement” shall mean, collectively, (a) that certain Canadian Security Agreement dated as of the Signing Date, between Parent and the Collateral Agent, (b) any other Canadian security agreement entered into from time to time, in form and substance reasonably satisfactory to the Collateral Agent, among any other Credit Party party thereto and the Collateral Agent and (c) any deed of hypothec entered into from time to time, in form and substance reasonably satisfactory to the Collateral Agent, among any Credit Party party thereto, as grantors, and Agent, as the Hypothecary Representative, or any one of them as the context requires.

“Canadian Statutory Lien” shall mean a deemed trust or lien under applicable Canadian federal, provincial or territorial law securing claims for any unpaid wages, vacation pay, worker’s compensation, unemployment insurance, pension plan contributions, pension solvency deficiency, employee source or non-resident withholding tax deductions, unremitted goods and services, harmonized sales, sales or other excise taxes or similar statutory obligations (secured by a deemed trust or lien), each of which are not overdue or are being contested in good faith by a Credit Party.

4

“Capital Expenditures” shall mean, for any specified period, the sum of, without duplication, all expenditures made, directly or indirectly, by such Person during such period, determined on a consolidated basis in accordance with IFRS, that are or should be reflected as additions to property, plant or equipment or similar items reflected in the consolidated statement of cash flows and balance sheet of such Person, or have a useful life of more than one year.

“Capital Stock” shall mean any and all shares, interests, participations, units or other equivalents (however designated) of capital stock of a corporation, membership interests in a limited liability company, partnership interests of a limited partnership, any and all equivalent ownership interests in a Person and any and all warrants, rights or options to purchase any of the foregoing.

“Capitalized Lease Obligations” shall mean, as applied to any Person, all obligations under Capitalized Leases of such Person, in each case taken at the amount thereof accounted for as liabilities on the balance sheet (excluding the footnotes thereto) of such Person in accordance with IFRS.

“Capitalized Leases” shall mean, as applied to any Person, all leases of property that have been or should be, in accordance with IFRS, recorded as capitalized leases on the balance sheet of such Person; provided that, for all purposes hereunder, the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability on the balance sheet (excluding the footnotes thereto) of such Person in accordance with IFRS.

“Cash Equivalents” shall mean:

(a) any direct obligation of (or unconditional guarantee by) the United States or Canada (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States or Canada) maturing not more than one year after the date of acquisition thereof;

(b) commercial paper maturing not more than one year from the date of issue and issued by a corporation (other than an Affiliate of any Credit Party) organized under the laws of any state of the United States or of the District of Columbia or of Canada or of any province or territory thereof and, at the time of acquisition thereof, rated A-2 or higher by S&P or P-2 or higher by Moody’s, or carrying an equivalent rating by an American or Canadian nationally recognized rating agency if at any time neither S&P or Moody’s shall be rating such obligations;

(c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by a bank organized under the laws of the United States (or any state thereof) or of Canada (or of any province or territory thereof) which has, at the time of acquisition thereof, (i) a credit rating of A-2 or higher from Moody’s or A or higher from S&P and (ii) a combined capital and surplus greater than $500,000,000;

(d) cash and demand deposits maintained with the domestic office of any commercial bank organized under the laws of the United States of America or any State or Canada which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(e) any repurchase agreement having a term of thirty (30) days or less entered into with any Lender or any commercial banking institution satisfying, at the time of acquisition thereof, the criteria set forth in clause (c)(i) which (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder; and

(f) mutual funds investing primarily in assets described in clauses (a) through (d) of this definition.

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“Casualty Event” shall mean the damage, destruction or condemnation, as the case may be, of any Collateral of any Credit Party or Vireo Guarantor.

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“Change in Accounting Principles” shall mean the Borrower’s written notice to the Administrative Agent that the accounting policies and reporting practices of Parent and its Subsidiaries will be conducted in accordance with GAAP instead of IFRS and that such change is permitted by Applicable Law.

“Change in Cannabis Law” shall mean any change after the Restatement Date in Applicable Law, including Canadian Cannabis Law, U.S. Federal Cannabis Law and U.S. State Cannabis Law, that would (a) make it unlawful, or cause any Governmental Authority to formally assert that it is unlawful, for any Agent or Lender to (i) perform any of its obligations hereunder or under any other Credit Document, or (ii) to fund or maintain the Loans, or (b) result in the activities conducted by any Credit Party being Restricted Cannabis Activities.

“Change in Law” shall mean (a) the adoption of any law, rule, regulation or treaty after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the interpretation, implementation or application thereof by any Governmental Authority after the date of this Agreement or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives issued thereunder or in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the day enacted, adopted, issued or implemented.

“Change of Control” shall mean: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person, of Capital Stock representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Parent on a fully-diluted basis; (b) except as otherwise permitted by Section 9.03 or 9.04, Parent shall cease to own directly or indirectly, beneficially and of record, 100% of the Capital Stock of each Credit Party (other than Parent) that Parent owned as of the Third Amendment Effective Date, free and clear of all Liens or other encumbrances (other than Liens created pursuant to or permitted under any Credit Document); provided that a Change of Control pursuant to this clause (b) shall not be deemed to occur if (i) such Capital Stock was required to be transferred or disposed of in order for Parent or its Subsidiaries, as applicable, to be in compliance with Applicable Law so long as the Net Disposition Proceeds from such Disposition are applied as required by Section 4.02(a)(ii); or (ii) the Parent’s ownership of the Capital Stock of [***] is reduced in accordance with the terms of its Organization Documents in effect as of the Restatement Date; or (c) during any period of 12 consecutive months, a majority of the members of the board of directors of Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board, or (iii) whose election or nomination to that board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board.

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“[***] JV Disposition” shall mean the sale by [***].

“Chicago Atlantic” shall have the meaning set forth in the preamble to this Agreement.

“Claims” shall have the meaning set forth in the definition of Environmental Claims.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated and rulings issued thereunder.

“Collateral” shall mean any assets of any Credit Party or other assets upon which the Collateral Agent has been, or has purportedly been, granted a Lien in connection with this Agreement.

“Collateral Access Agreements” shall mean a collateral access agreement in form and substance reasonably satisfactory to the Collateral Agent between the Collateral Agent and any lessor, warehouseman, processor, bailee, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in, any Credit Party’s books and records or assets.

“Collateral Agent” shall have the meaning set forth in the preamble to this Agreement.

“Collateral Assignee” shall have the meaning set forth in Section 12.06(d) of this Agreement.

“Collateral Assignment” shall mean any agreement executed by a Credit Party in favor of the Collateral Agent pursuant to which such Credit Party collaterally assigns to Collateral Agent all of its rights, title, and interests under any Opco Agreements to which it is a party, in each case in form and substance reasonably satisfactory to the Collateral Agent and as such agreement may be amended, restated, supplemented, replaced or otherwise modified from time to time.

“Collections” shall mean all cash, checks, credit card slips or receipts, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of the Credit Parties.

“~~Commitment~~Commitments” shall mean, collectively, the Existing Commitments ~~and~~, the Incremental Advance Commitments and the Second Incremental Term Loan Commitments.

“Commitment Percentage” shall mean, as to any Lender providing a portion of a Loan, the ratio, expressed as a percentage, (a) the numerator of which is the outstanding principal amount of such Lender’s portion of such Loan, and (b) the denominator of which is the aggregate outstanding principal amount of such Loan.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” shall mean, collectively, any notice, demand, communication, information, document or other material that any Credit Party provides to the Administrative Agent pursuant to any Credit Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to Section 12.24, including through the Platform.

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“Competitor” shall mean (a) the Persons that are identified in writing by the Borrower to the Administrative Agent as being a competitor of the Credit Parties at the time on or prior to the Third Amendment Effective Date, (b) any Person identified after the Third Amendment Effective Date in writing by the Borrower to the Administrative Agent by e-mail to [***] that is at the time a competitor of the Credit Parties and (c) any Affiliate of any Person described in clauses (a) or (b) that is (i) identified in writing by the Borrower to the Administrative Agent by e-mail to [***] or (ii) clearly identifiable solely on the basis of the similarity of such Affiliate’s name to any Person described in clauses (a) or (b) (but excluding any Affiliate of such Person that is a bona fide debt fund or investment vehicle that is primarily engaged, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds or similar extensions of credit or securities in the ordinary course and with respect to which such Person does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity), it being understood that to the extent the Borrower provides such list (or any supplement thereto) to the Administrative Agent, the Administrative Agent shall provide such list (and any such supplement thereto) to any Lender upon request; provided that (x) no supplement to the list of Competitor shall apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in respect of any Loans or Commitments from continuing to hold or vote such previously acquired assignments and participations on the terms set forth herein for Lenders that are not Competitors and (y) no update shall become effective until three (3) Business Days after such update is provided to the Administrative Agent (it being understood that no update shall apply to any Person that is party to a pending trade at the time of such update).

“Compliance Certificate” shall mean a certificate duly completed and executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B, together with such changes thereto or departures therefrom as the Administrative Agent may from time to time reasonably request or approve for the purpose of monitoring the Credit Parties’ compliance with the financial covenants contained herein or certain other calculations, or as otherwise agreed to by the Administrative Agent.

“Confidential Information” shall have the meaning set forth in Section 12.16.

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes.

“Consolidated Companies” shall mean Parent and its Subsidiaries on a consolidated basis in accordance with IFRS.

“Consolidated EBITDA” shall mean, for a specified period, an amount determined for the Consolidated Companies, equal to:

(a) Consolidated Net Income, plus;

(b) to the extent reducing Consolidated Net Income, the sum of, without duplication, amounts for:

(i) Consolidated Interest Expense,

(ii) Taxes paid in cash by such Person (provided that, if there is a Tax refund received in such period, the amount thereof shall be deducted from Consolidated Net Income for purposes of calculating Consolidated EBITDA),

(iii) total depreciation expense,

(iv) total amortization expense,

(v) fees, charges and expenses incurred in connection with the consummation of the Transactions on or prior to the Restatement Date,

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(vi) non-cash charges reducing Consolidated Net Income (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period) including non-cash compensation expense in respect of stock option plans,

(vii) any cash expenses or losses from disposal of abandoned, transferred, closed or discontinued operations to the extent such disposal is permitted hereunder,

(viii) fees and expenses incurred in connection with Permitted Acquisitions in an aggregate amount not exceeding five percent (5%) of Consolidated EBITDA during any period of four fiscal quarters (calculated before giving effect to any addbacks in this clause (viii)),

(ix) reserved,

(x) any costs or expenses for such period related to issuance of equity interests, Investments, or Dispositions, in each case to the extent permitted under this Agreement, and any costs or expenses for such period related to any Extraordinary Receipts or the incurrence, extension, renewal, refinancing, repayment, prepayment or exchange of Indebtedness, in each case, permitted to be incurred hereunder; provided, that the aggregate amount permitted to be added back pursuant to this clause (x) shall not exceed $1,000,000 during any period of four fiscal quarters (calculated before giving effect to any addbacks in this clause (x)), and

(xi) any expenses, charges and losses (less any gains or positive adjustments) accrued during such period due to the effects of purchase accounting, as set forth in the Financial Accounting Standards Board Accounting Standards Code Topic 805, Business Combinations,

(c) minus, to the extent increasing Consolidated Net Income, the sum of, without duplication, amounts for:

(i) other non-cash gains increasing Consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period),

(ii) any income or gains from disposal of disposed, abandoned, transferred, closed or discontinued operations, and

(iii) to the extent not deducted in determining such Consolidated Net Income, all cash payments during such period on account of reserves and other non-cash charges added to Consolidated Net Income after the Restatement Date pursuant to clause (b)(vi).

Notwithstanding the foregoing, for all purposes of this Agreement, Consolidated EBITDA for each of the fiscal quarters set forth below shall be deemed to equal the amount set forth below for such fiscal quarter:

Fiscal Quarter Ending	Consolidated EBITDA
March 31, 2020	$45,966,770
June 30, 2020	$53,442,730
September 30, 2020	$125,936,174
December 31, 2020	$129,570,809

“Consolidated Fixed Charge Coverage Ratio” shall mean, with respect to the Consolidated Companies as of each applicable date of determination: (a) Consolidated EBITDA for the Applicable Fiscal Period, less the sum of (i) all Capital Expenditures made by the Consolidated Companies in the Applicable Fiscal Period plus (ii) all cash Taxes paid by the Consolidated Companies in the Applicable Fiscal Period (without benefit of any refund), divided by (b) the sum of (i) all cash distributions paid, and other distributions made, by the Consolidated Companies (other than such distributions made by a Consolidated Company to another Consolidated Company) during the Applicable Fiscal Period, plus (ii) the aggregate principal amount of the Indebtedness of the Consolidated Companies that was paid or scheduled to be paid during the Applicable Fiscal Period plus (iii) the aggregate of amount of the interest expense of the Consolidated Companies paid during the Applicable Fiscal Period, all determined in accordance with IFRS, consistently applied.

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“Consolidated Interest Expense” shall mean, for the Consolidated Companies, the sum of: (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of Capitalized Lease Obligations of the Consolidated Companies) accrued or capitalized during such period (whether or not actually paid during such period), less interest income during such period, plus (b) the net amount payable (or minus the net amount receivable) in respect of Hedging Obligations of the Consolidated Companies relating to interest during such period (whether or not actually paid or received during such period).

“Consolidated Net Income” shall mean, for any specified period, the consolidated net income (or deficit) of the Consolidated Companies, in each case, after eliminating therefrom all extraordinary nonrecurring items of income or loss; provided that there shall be excluded, in determining Consolidated Net Income (without duplication): (a) the consolidated net income (or deficit) of any Person in which any Person has a joint interest, except to the extent of the amount of dividends or other distributions actually paid in cash to any of the Consolidated Companies by such Person during such specified period, (b) the income (or loss) of any Person accrued prior to the date it becomes a consolidated Subsidiary of any of the Consolidated Companies or is merged into or consolidated with any of the Consolidated Companies or such Person’s assets are acquired by any of the Consolidated Companies, (c) the income of any consolidated Subsidiary of any of the Consolidated Companies to the extent that the declaration or payment of dividends or other distributions by that consolidated Subsidiary of that income is not at the time permitted by operation of the terms of any Contractual Obligation or Applicable Law applicable to that consolidated Subsidiary, (d) any gain attributable to the write-up of any asset and any loss attributable to the write-down of any asset; (e) any net gain from the collection of the proceeds of life insurance policies; (f) any net gain or loss arising from the acquisition of any securities, or the extinguishment, under IFRS, of any Indebtedness of any of the Consolidated Companies, (g) in the case of a successor to any consolidated Subsidiary of any of the Consolidated Companies by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of asset (unless such successor was a consolidated Subsidiary of any of the Consolidated Companies prior to such consolidation, merger or transfer), (h) any deferred credit representing the excess of equity in any consolidated Subsidiary of any of the Consolidated Companies at the date of acquisition of such consolidated Subsidiary over the cost to the Consolidated Companies of the investment in such Subsidiary, (i) the cumulative effect of any change in IFRS during such period, and (j) any non-cash income (or loss) related to hedging activities.

“Contingent Liability” shall mean, for any Person, any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Stock of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

“Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound other than the Obligations.

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“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” shall mean a pledge, collateral assignment, control agreement or bank consent letter, in form and substance reasonably satisfactory to the Collateral Agent, executed and delivered by the applicable Credit Party, the Collateral Agent, and the applicable securities intermediary or bank, which agreement is sufficient to give the Collateral Agent “control” over each of such Credit Party’s securities accounts, deposit accounts or investment property, as the case may be, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Copyright Security Agreements” shall mean any and all copyright security agreements entered into by the Credit Parties in favor of the Collateral Agent (as required by the Agreement or any other Credit Document), in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Credit Documents” shall mean (a) this Agreement, the Security Documents, the Opco Mortgagor Guaranty Agreement, any Notes, the Pennsylvania Mortgage Intercreditor Agreement, each Joinder Agreement, the Vireo Intercreditor Agreement, any fee letter, any subordination or intercreditor agreements in favor of any Agent with respect to this Agreement and (b) any other document or agreement executed by any Credit Party, Pledgor ~~or~~, Opco Mortgagor or Vireo Guarantor, or by the Borrower on behalf of the Credit Parties, the Pledgors ~~or~~, the Opco Mortgagors or the Vireo Guarantors, or any of them, and delivered to any Agent or Lender in connection with any of the foregoing or the Obligations, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time. For the avoidance of doubt, the Credit Documents shall not include any Hedging Agreements.

“Credit Parties” shall mean the Borrower, and “Credit Party” shall mean any of the Persons comprising the Borrower, individually.

“CSA” shall mean the Canadian Securities Administrators, or any Governmental Authority succeeding to any of its principal functions.

“Debtor Relief Laws” shall mean Title 11 of the United States Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada), and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization, or similar debtor relief laws of the United States of America, Canada or other applicable jurisdictions in effect from time to time.

“Default” shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” shall mean a rate per annum equal to the Applicable Rate plus three percent (3.00%) per annum (except with respect to any Material Event of Default, in which case such additional amount shall be six percent (6.00%) per annum).

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“Defaulting Lender” shall mean any Lender that: (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Commitment, (ii) pay over to either Agent or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including a particular Default or Event of Default, if any) has not been satisfied; (b) has notified the Borrower or the Administrative Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including a particular Default or Event of Default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit; (c) has failed, within two (2) Business Days after request by the Administrative Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s receipt of such certification in form and substance satisfactory to the Administrative Agent or (d) has become the subject of an Insolvency Event.

“Designated Jurisdiction” shall mean any country or territory to the extent that such country or territory is the subject of any Sanction.

“Disposition” shall mean, with respect to any Person, any sale, transfer, lease, contribution, assignment or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of such Person’s assets (including Capital Stock) to any other Person in a single transaction or series of transactions.

“Disqualified Capital Stock” shall mean any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock after the Secured Parties are paid in full), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock or in connection with a Change of Control after the Secured Parties are paid in full), in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is one hundred and eighty (180) days after the latest Maturity Date; provided that, if such Capital Stock is issued pursuant to a plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Dollars” and “$” shall mean dollars in lawful currency of the United States of America.

“EDGAR” shall mean the United States Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

“Environmental Claims” shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by the Credit Parties (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings relating to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (“Claims”), including (i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the Release or threatened Release of Hazardous Materials or arising from alleged injury or threat of injury to health or safety (to the extent relating to the exposure to Hazardous Materials) or the environment.

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“Environmental Law” shall mean any applicable federal, state, provincial, territorial, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to the protection of the environment or human health or safety (to the extent relating to exposure to Hazardous Materials).

“Equivalent Amount” shall mean, on any date of determination, with respect to obligations or valuations denominated in one currency (the “first currency”), the amount of another currency (the “second currency”) which would result from the conversion of the relevant amount of the first currency into the second currency at the 12:00 noon rate quoted by Bloomberg on www.bloomberg.com/markets/currencies/fxc.html (Page BOFC or such other Page as may replace such Page for the purpose of displaying such exchange rates) on such date or, if such date is not a Business Day, on the Business Day immediately preceding such date of determination, or such other rate as may have been agreed to in writing between the Borrower and the Administrative Agent.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean each Person (as defined in Section 3(9) of ERISA), as to which any Credit Party or any Subsidiary of any Credit Party, is, or within the last six (6) years was, treated as a “single employer” (a) within the meaning of Section 414(b), (c) of the Code (and sections 414(m) and (o) of the Code for purposes of provisions relating to section 412 of the Code and section 302 of ERISA) or (b) as a result of any Credit Party or any Subsidiary of any Credit Party being or having been a general partner of such Person.

“Event of Default” shall have the meaning set forth in Article X.

“Excluded Accounts” shall mean (a) deposit accounts used solely to fund payroll or employee benefits, (b) escrow or trust accounts, (c) zero balance accounts and (d) unless the Collateral Agent receives a Control Agreement with respect thereto, those deposit accounts noted as “Excluded Account (<25%)” on Schedule 7.25 as of the Signing Date.

“Excluded Hedging Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Issuances” shall mean (a) the issuance of Capital Stock (other than Disqualified Capital Stock) by the Borrower to members of the management, employees or directors of any Credit Party; (b) the issuance of Capital Stock of the Borrower (other than Disqualified Capital Stock) upon the exercise of any warrants issued by the Borrower on or prior to the Restatement Date; (c) the issuance of Capital Stock by Parent (other than Disqualified Capital Stock) so long as such issuance of Capital Stock by Parent does not result in a Change of Control; and (d) the issuance of Capital Stock by a Subsidiary (other than Disqualified Capital Stock) to a Credit Party so long as such issuance of Capital Stock by such Subsidiary does not result in a Change of Control.

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“Excluded Property” shall the meaning provided for such term in the Security Agreement.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 12.06) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.04, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.04(f), (d) any U.S. and (in the case of any payment made by a Canadian Credit Party) Canadian federal withholding Taxes imposed under FATCA; and (e) Canadian federal withholding Taxes imposed upon a Recipient as a result of such Recipient (i) not dealing at “arm’s length” (within the meaning of the Tax Act), with the Borrower, or (ii) being a “specified shareholder” (within the meaning of subsection 18(5) of the Tax Act) of the Borrower or not dealing at “arm’s length” (within the meaning of the Tax Act) with a “specified shareholder” (within the meaning of subsection 18(5) of the Tax Act) of the Borrower, except, in the case of (i) or (ii), where the non-arm’s length relationship arises, or where the Recipient is (or is deemed to be) a specified non-resident shareholder of the Borrower or does not deal at arm’s length with a specified shareholder of the Borrower, on account of the Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or enforced this Agreement or any other Credit Document.

“Existing Commitments” shall mean the obligation of the Lenders to make the Loans (other than the Incremental Advance Loans and the Second Incremental Term Loans) hereunder, in each case in the Dollar amounts set forth beside such Lender’s name under the applicable heading on Schedule 1.01 ~~attached hereto~~, or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amounts may be changed from time to time pursuant to the terms of this Agreement.

“Extraordinary Receipts” shall mean any cash received by or paid to or for the account of any Consolidated Company not in the ordinary course of business, including, without limitation: (a) proceeds of judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action to the extent not used to pay any corresponding cause of action or to reimburse a Consolidated Company for amounts previously expended, (b) indemnification payments received by any Consolidated Company to the extent not used or anticipated to be used to pay any corresponding liability or reimburse such Consolidated Company for the payment of any such liability, (c) tax refunds, and (d) pension plan reversions, net of Taxes paid or payable with respect to such amounts.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury Regulations thereunder or official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above), and any intergovernmental agreements (together with any Applicable Laws implementing such agreements) implementing the foregoing.

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“Fees” shall mean all amounts payable pursuant to, or referred to in, Section 3.01.

“Federal Funds Rate” shall mean, for any period, a fluctuating per annum interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percentage point) equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

“Financial Performance Covenants” shall mean the covenants set forth in Section 9.13.

“Foreign Lender” shall mean a Lender that is not a U.S. Person.

“Foreign Plan” shall mean any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by any Credit Party or any Subsidiary with respect to employees not employed in the United States (other than any governmental arrangement) or Canada.

“GAAP” shall mean generally accepted accounting principles in the United States of America set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), including the FASB Accounting Standards Codification™, which are applicable to the circumstances as of the date of determination, subject to Section 1.03.

“Governmental Authority” shall mean the government of the United States, Canada any foreign country or any multinational or supranational authority, or any state, province, territory, commonwealth, protectorate or political subdivision thereof, and any entity, body or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the PBGC, Health Canada and other administrative bodies or quasi-governmental entities established to perform the functions of any such agency or authority.

“Green Ivy” shall mean Green Ivy Capital, LLC, a Delaware limited liability company.

“Guarantee Obligations” shall mean, as to any Person, any Contingent Liability of such Person or other obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness or (d) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided that the term “Guarantee Obligations” shall not include endorsements of instruments for deposit or collection in the ordinary course of business and consistent with past practice (unless a departure from past practice coincides with an industry-wide departure from past practice or results from a new technological development or custom) or customary and reasonable indemnity obligations in effect on the Restatement Date, entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than with respect to Indebtedness). The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith and reasonable business judgment.

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“Guarantors” shall mean, collectively, jointly and severally, Parent, the other Persons comprising the Borrower, the Vireo Guarantors and the Opco Mortgagors.

“Hazardous Materials” shall mean (a) any petroleum or petroleum products, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “waste”, “recycled materials”, “sludge”, “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, or “pollutants”, or words of similar import, under any applicable Environmental Law; and (c) any other chemical, waste, recycled material, material or substance, which is prohibited, limited or regulated by any Environmental Law.

“Hedging Agreement” shall mean (a) any and all agreements or documents not entered into for speculative purposes that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement including any such obligations or liabilities under any such master agreement.

“Hedging Obligations” shall mean, with respect to any Person, the obligations of such Person under Hedging Agreements.

“Hypothecary Representative” shall have the meaning set forth in Section 11.01.

“IFRS” shall mean the International Financial Reporting Standards set forth in the opinions and pronouncements of the Canadian Accounting Standards Board, consistently applied.

“Incremental Advance Commitment” shall mean the obligation of the Lenders to make the Loans (other than the 2020 Loans, the 2021 Loans ~~and~~, the Initial Restatement Loans and, if any, the Second Incremental Term Loans) hereunder, in each case in the Dollar amounts set forth beside such Lender’s name under the applicable heading on Schedule 1.01 ~~attached hereto~~ (as amended pursuant to Section 2.01(c)), or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amounts may be changed from time to time pursuant to the terms of this Agreement.

“Incremental Advance Commitment Effective Date” has the meaning specified in Section 2.01(c)(iii).

“Incremental Advance Lender” has the meaning specified in Section 2.01(c)(ii).

“Incremental Advance Loan” shall mean the loans advanced pursuant to the Increased Advance Commitments as provided in Section 2.01(c).

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“Indebtedness” shall mean, as to any Person at a particular time, without duplication, whether or not included as indebtedness or liabilities in accordance with IFRS:

(a) all indebtedness of such Person for borrowed money and all indebtedness of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c) net Hedging Obligations of such Person;

(d) all obligations of such Person to pay the deferred purchase price of property or services, but excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than ninety (90) days past the applicable due date thereof excluding any such obligations that are subject to a bona fide dispute regarding amount or such Person’s liability to pay so long as (A) such dispute is being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued; and (B) appropriate reserves have been established in accordance with IFRS;

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness;

(g) all obligations of such Person with respect to the redemption, repayment or other repurchase or payment in respect of any Disqualified Capital Stock; and

(h) all Guarantee Obligations of such Person in respect of any of the foregoing;

provided, that Indebtedness shall not include (w) prepaid or deferred revenue arising in the ordinary course of business on customary terms, (x) purchase price holdbacks arising in the ordinary course of business and on customary terms in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset, (y) endorsements of checks or drafts arising in the ordinary course of business and consistent with past practice (unless a departure from past practice coincides with an industry-wide departure from past practice or results from a new technological development or custom), and (z) preferred Capital Stock to the extent not constituting Disqualified Capital Stock.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or another entity not disregarded for tax purposes) in which such Person is a general partner or a joint venture (whether partner or member), except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of Indebtedness of any Person for purposes of clause (e) above shall be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the property encumbered thereby as determined by such Person in good faith and reasonable business judgment.

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“Indemnified Liabilities” shall have the meaning set forth in Section 12.05.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Individual Pledge Agreement” shall mean that certain Amended and Restated Limited Recourse Guaranty and Pledge Agreement dated as of the Restatement Date from the Pledgors in favor of the Collateral Agent, for the benefit of the Secured Parties, as may be amended or modified from time to time.

“Initial Restatement Advance Loans” shall have the meaning set forth in Section 2.01(b).

“Insolvency Event” shall mean, with respect to any Person, including without limitation any Lender, such Person or such Person’s direct or indirect parent company (a) becomes the subject of a bankruptcy, insolvency, examinership or receivership proceeding (including any proceeding under Title 11 of the United States Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or the Canada Business Corporations Act or any similar law or proceeding seeking the compromise or extinguishment of claims of creditors), or regulatory restrictions, (b) has had a receiver, interim receiver, monitor, sequestrator, examiner, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, (c) admits in writing its inability, or be generally unable, to pay its debts as they become due or cease material operations of its present business, (d) with respect to a Lender, such Lender is unable to perform hereunder due to the application of Applicable Law, or (e) in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment of a type described in clauses (a) or (b), provided that an Insolvency Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person or such Person’s direct or indirect parent company by a Governmental Authority or instrumentality thereof if, and only if, such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Investment” shall mean, relative to any Person, (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such first Person of any bonds, notes, debentures or other debt securities of any such other Person; (b) the incurrence of Contingent Liabilities for the benefit of any other Person; and (c) acquisition of any Capital Stock or other investment held by such Person in any other Person. The amount of any Investment at any time shall be the original principal or capital amount thereof less all returns of principal or equity thereon made on or before such time and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

“IP Rights” shall have the meaning set forth in Section 7.13.

“Joinder Agreement” shall mean a joinder or similar agreement entered into by any Person (including any Lender) under Section 2.01(c) or 2.01(d) pursuant to which such Person shall provide an Incremental Advance Commitment or a Second Incremental Term Loan Commitment, respectively, hereunder and (if such Person is not then a Lender) shall become a Lender party hereto~~.~~, in form and substance reasonably acceptable to the Administrative Agent, as executed by the applicable Credit Parties or Vireo Guarantors, one or more Lender(s) providing an Incremental Advance Commitment or a Second Incremental Term Loan Commitment, as the case may be, and the Administrative Agent. A Joinder Agreement may take the form of an amendment to this Agreement.

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“Lender” shall have the meaning set forth in the preamble to this Agreement.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment for collateral purposes, lien (statutory or other) or similar encumbrance, and any easement, right-of-way, license, restriction (including zoning restrictions), defect, exception or irregularity in title or similar charge or encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof); provided that in no event shall an operating lease entered into in the ordinary course of business and on customary terms or any precautionary UCC or PPSA filings made pursuant thereto by an applicable lessor or lessee, be deemed to be a Lien.

“Liquidity” shall mean the sum, for the Credit Parties, of unrestricted cash and Cash Equivalents, in each case, which is held in a deposit account or a securities account subject to the Lien of the Collateral Agent and a Control Agreement.

”Loans” shall mean the loans made by the Lenders to the Borrower pursuant to this Agreement, including the Incremental Advance Loans and the Second Incremental Term Loans.

“Make-Whole Amount” shall mean, with respect to any Prepayment Event, (a) if the Loans being repaid are 2020 Loans or 2021 Loans, an amount equal to the present value of all payments of interest on the principal amount of such prepaid Loans that are scheduled to accrue through the Make-Whole Date, calculated using a discount rate equal to the Treasury Rate and (b) if the Loans being repaid are Initial Restatement Advance Loans, an amount equal to (i) the sum of (A) all payments of interest on the principal amount of such prepaid Loans that would have been due hereunder after the date of such prepayment through the date that is the 12-month anniversary of the Third Amendment Effective Date with respect to such principal if no prepayment of such principal was made prior to its scheduled due date; plus (B) all fees that would have been due to any Agent or any Lender with respect to such prepaid Loans after the date of such prepayment through such anniversary date if no prepayment of such principal was made prior to its scheduled due date multiplied by (ii) 80.00%, ~~and~~ (c) if the Loans being repaid are Incremental Advance Loans, an amount equal to (i) the sum of (A) all payments of interest on the principal amount of such prepaid Loans that would have been due hereunder after the date of such prepayment through the date that is the 12-month anniversary of the Incremental Advance Commitment Effective Date with respect to such principal if no prepayment of such principal was made prior to its scheduled due date; plus (B) all fees that would have been due to any Agent or any Lender with respect to such prepaid Loans after the date of such prepayment through such anniversary date if no prepayment of such principal was made prior to its scheduled due date multiplied by (ii) 80.00%, and (d) if the Loans being repaid are the Second Incremental Term Loans, as set forth in the Joinder Agreement for the Second Incremental Term Loans.

“Make-Whole Date” shall mean (a) with respect to the 2020 Loans and the 2021 Loans, the last calendar day of the ninth (9th) month following the Restatement Date, (b) with respect to the Initial Restatement Advance Loans, the last calendar day of the ninth (9th) month following the Third Amendment Effective Date ~~and~~, (c) with respect to the Incremental Advance Loans, the last calendar day of the ninth (9th) month following the Incremental Advance Commitment Effective Date and (d) with respect to the Second Incremental Term Loans, as set forth in the Joinder Agreement for the Second Incremental Term Loans.

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“Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, liabilities (actual or contingent), operations, financial condition, results of operations or performance of Credit Parties taken as a whole, (b) the validity or enforceability of this Agreement or any of the other Credit Documents (it being agreed that documents described in clause (b) of the definition of “Credit Documents” shall be taken as a whole), (c) the ability of any Credit Parties, taken as a whole, to perform their obligations under any Credit Document (it being agreed that documents described in clause (b) of the definition of “Credit Documents” shall be taken as a whole) to which they are parties, (d) the rights or remedies of the Secured Parties or the Lenders hereunder or thereunder, (e) the priority of any Liens granted to the Collateral Agent in or to any Collateral (other than as a result of voluntary and intentional discharge of the Lien by the Collateral Agent or Permitted Liens), (f) the Regulatory Licenses taken as a whole or (g) the cultivation center permit of [***].

“Material Contracts” shall mean: (a) any agreement to which Parent or any Subsidiary is a party evidencing, securing or pertaining to any Indebtedness owing to or from such Person, or any guaranty thereof, in a principal amount exceeding $25,000,000; (b) any real property lease of any Credit Party where annual rent exceeds $2,500,000; (c) any operating lease of any Credit Party where annual rent exceed $2,500,000; (d) any other agreement (other than the agreements set forth in the foregoing clauses (a) through (c)) to which any Credit Party is a party which involves aggregate annual consideration payable to or by such Person of $10,000,000 or more; (e) any document, agreement or instrument evidencing or governing any Permitted Subordinated Indebtedness; (f) each Opco Agreement; (g) any documents evidencing deferred purchase price obligations in an aggregate amount exceeding $20,000,000; and (h) any other agreement the termination of which (without contemporaneous replacement of substantially equivalent value) could reasonably be expected to have a Material Adverse Effect.

“Material Default” shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default arising under Section 10.01(a), 10.01(c) (solely with respect to a default related to Section 9.13), 10.01(i) or 10.01(n).

“Material Event of Default” shall mean any Event of Default arising under Section 10.01(a), 10.01(c) (solely with respect to a default related to Section 8.01, ~~8.17~~8.15 or 9.13), 10.01(f), 10.01(i), 10.01(j), 10.01(n) or 10.01(o).

“Maturity Date” shall mean (a) with respect to the 2020 Loan and the 2021 Loan, May 30, 2023; (b) with respect to the Initial Restatement Advance Loans, April 28, 2023, ~~and~~ (c) with respect to the Incremental Advance Loans, ~~the 18-month anniversary of the~~August 31, 2023, and (d) as to the Second Incremental ~~Advance Effective Date~~Term Loans, the maturity date set forth in the Joinder Agreement for the Second Incremental Term Loans.

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business.

“Mortgage” shall mean each mortgage, deed of trust, deed to secure debt, trust deed or other security document granted by any applicable Credit Party or Vireo Guarantor to the Collateral Agent for the benefit of the Secured Parties in respect of any Real Property owned or leased by such Credit Party or Vireo Guarantor that is Collateral, in such form as agreed between such Credit Party and the Collateral Agent.

“Mortgaged Property” shall mean (a) all Real Property owned by any of the Credit Parties ~~or~~, Opco Mortgagors or Vireo Guarantors that constitutes, or will constitute upon the acquisition thereof, Collateral, as further identified on Schedule 7.15(a) and (b) all Real Property required to be pledged pursuant to Section 8.10.

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“Multiemployer Plan” shall mean any multiemployer plan, as defined in Section 4001(a)(3) of ERISA, which is contributed to by (or to which there is or may be an obligation to contribute of) any Credit Party, any Subsidiary of any Credit Party or any ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which any Credit Party, any Subsidiary of any Credit Party or any ERISA Affiliate contributed to or had an obligation to contribute to such plan.

“Net Casualty Proceeds” shall mean, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by any Credit Party or Vireo Guarantor in connection with such Casualty Event (net of (a) the amount of any reserves to be maintained in connection with the Casualty Event, to the extent such reserve is maintained in accordance with IFRS, and (b) all reasonable and customary collection expenses thereof (including, without limitation, any legal or other professional fees) (except with respect to any expenses paid to an Affiliate of such Person)), but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a Lien permitted by Section 9.02(c) on the property which is the subject of such Casualty Event, and less any Taxes payable on account of such insurance proceeds or condemnation award, actually paid, assessed or estimated (in good faith) to be payable within the next 12 months in cash in connection with such Casualty Event, in each case to the extent, but only to the extent, that the amounts are properly attributable to such transaction; provided that if, after the expiration of such 12-month period, the amount of such estimated or assessed Taxes, if any, exceeded the Taxes actually paid in cash in respect of proceeds from such Casualty Event, the aggregate amount of such excess shall constitute Net Casualty Proceeds under Section 4.02(a)(iii) and be immediately applied to the Obligations pursuant to Section 4.02(c).

“Net Debt Proceeds” shall mean, with respect to the sale or issuance by any Credit Party of any Indebtedness (other than Indebtedness permitted by Section 9.01), the excess of: (a) the gross cash proceeds received by the issuer of such Indebtedness from such sale or issuance, over (b) all reasonable and customary underwriting commissions and legal, investment banking, underwriting, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred and paid in connection with such sale or issuance, except any such amounts that have not been paid, and are not payable, to any Affiliate of such Person.

“Net Disposition Proceeds” shall mean, with respect to any Disposition by any Credit Party or Vireo Guarantor of Collateral, the excess of: (a) the gross cash proceeds received by such Person from such Disposition, over (b) the sum of: (i) all reasonable and customary legal, investment banking, underwriting, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred and paid in connection with such Disposition, except any such amounts that have not been paid, and are not payable, to any Affiliate of such Person, (ii) all Taxes payable on account of proceeds from such Disposition, actually paid, assessed or estimated (in good faith) to be payable in cash within the next 12 months in connection with such proceeds, in each case to the extent, but only to the extent, that the amounts so are properly attributable to such transaction, and (iii) the amount of any reserves to be maintained in connection with such Disposition, to the extent such reserve is maintained in accordance with IFRS; provided that if, after the expiration of the 12-month period referred to in clause (b)(ii) above, the amount of estimated or assessed Taxes, if any, pursuant to clause (b)(ii) above exceeded the Taxes actually paid in cash in respect of proceeds from such Disposition, the aggregate amount of such excess shall constitute Net Disposition Proceeds under Section 4.02(a)(ii) and be immediately applied to the Obligations pursuant to Section 4.02(c).

“Net Equity Proceeds” shall mean, with respect to the sale, issuance or exercise after the Restatement Date by any Credit Party of any Capital Stock or any capital contribution by any Person to any such Credit Party, the excess of: (a) the gross cash proceeds received by such Credit Party from such sale, issuance or exercise, over (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage, accounting and other professional fees, original issue discount, sales commissions and disbursements actually incurred and paid in connection with such sale or issuance, in each case for this clause (b), solely to the extent such discounts, commissions, costs, fees, expenses and disbursements are paid to non-Affiliates.

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“Non-Credit Party Subsidiary” shall mean, at any time, a direct or indirect Subsidiary of Parent that is not a Credit Party.

“Non-Defaulting Lender” shall mean, at any time, any Lender holding a Commitment which is not a Defaulting Lender.

“Note” shall mean a promissory note (or amended and restated promissory note) substantially in the form of Exhibit C.

“Notice of Control” shall have the meaning set forth in Section 8.13(c).

“Obligations” shall mean (a) with respect to the Borrower, all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower arising under or in connection with any Credit Document, including all original issue discount, fees, costs, expenses (including fees, costs and expenses incurred during the pendency of any proceeding of the type described in Section 10.01(i), whether or not allowed or allowable in such proceeding) and premiums payable under any Credit Document, the principal of and interest (including interest accruing during the pendency of any proceeding of the type described in Section 10.01(i), whether or not allowed or allowable in such proceeding) on the Loans, all indemnification obligations and all obligations to pay or reimburse any Secured Party for paying any costs or expenses under any Credit Document, or (b) with respect to each Pledgor, each Opco Mortgagor, each Vireo Guarantor and each Credit Party other than the Borrower, all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of such Pledgor, Opco Mortgagor, Vireo Guarantor or Credit Party arising under or in connection with any Credit Document, all indemnification obligations and all obligations to pay or reimburse any Secured Party for paying any costs or expenses under any Credit Document. For the avoidance of doubt, the Obligations shall not include any Hedging Obligations.

“Opco” shall mean any Person (other than the Credit Parties) (a) that is a party to an Opco Management Agreement, (b) for whom any Credit Party provides services similar to those set forth in the Opco Management Agreements or (c) who holds a Permit for the direct or indirect economic benefit of the Credit Parties, in each case, including, for the avoidance of doubt, (x) if the Vireo Acquisition closes, any such Person, and (y) if the Potential Acquisition closes, any nonprofit corporation that is a part of the Potential Acquisition.

“Opco Agreements” shall mean, collectively, (a) Opco Management Agreements, (b) Opco Option Agreements, (c) Opco Security Agreements and any other agreement granting or perfecting a lien on the assets of an Opco for the benefit of a Credit Party, (d) any promissory note, deficit funding loan agreement or similar agreement between an Opco and a Credit Party, and (e) any other similar agreement entered into between a Credit Party and an Opco or an owner of an Opco in relation to the provision of services to any such Opco.

“Opco Management Agreement” shall mean each agreement between a Credit Party and an Opco, pursuant to which, among other things, such Credit Party agrees to provide management, administrative, consulting or business services to such Opco, substantially in form and substance of the Opco Management Agreements existing as of the Restatement Date.

“Opco Mortgagor” shall mean [***].

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“Opco Mortgagor Guaranty Agreement” shall mean any guaranty agreement executed and delivered by an Opco Mortgagor, in form and substance reasonably acceptable to the Administrative Agent, as amended, restated or otherwise modified from time to time.

“Opco Mortgagor Mortgage” shall mean any mortgage granted by an Opco Mortgagor to the Collateral Agent for the benefit of the Secured Parties in respect of Real Property owned by such Opco Mortgagor, in form and substance reasonably acceptable to the Collateral Agent, as amended, restated or otherwise modified from time to time.

“Opco Option Agreement” shall mean an agreement (which may be included as part of the terms of an Opco Management Agreement or any other Opco Agreement) pursuant to which the owner(s) of Capital Stock issued by an Opco grant(s) to a Credit Party a right to purchase or transfer, or cause the purchase or transfer, of Capital Stock of the Opco held by such owner(s) by or to a Person duly qualified to hold such Capital Stock under applicable Laws and designated by such Credit Party that is party thereto.

“Opco Requirements” shall mean, with respect to each Opco, the satisfaction of each of the requirements contained in Section 8.18, together with such other items that may be reasonably required by the Administrative Agent in connection with an Opco.

“Opco Security Agreement” shall mean a security agreement executed and delivered by an Opco in favor of each Credit Party that is a party to an Opco Management Agreement with such Opco, granting to such Credit Party a first priority Lien in all property of such Opco (subject to limitations under Applicable Law) to secure the repayment of all Indebtedness owed from time to time by such Opco to each such Credit Party, which security agreement shall be substantially in form and substance of the Opco Security Agreements existing as of the Restatement Date; provided, that the terms otherwise required of an Opco Security Agreement may be included in the relevant Opco Management Agreement or other Opco Agreement.

“Original Closing Date” shall mean July 2, 2020.

“Original Credit Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Original Loans” shall mean all “Loans” as defined in the Original Credit Agreement outstanding immediately prior to the Restatement Date.

“Organization Documents” shall mean, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company or unlimited liability company, the certificate of incorporation, constitution or articles of formation or organization and operating agreement (if relevant) or memorandum of association; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“OSC” shall mean the Ontario Securities Commission, or any Governmental Authority succeeding to any of its principal functions.

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“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.02).

“Parent” shall have the meaning set forth in the preamble to this Agreement.

“Parent Pledge Agreement” shall mean that certain Pledge Agreement dated as of May 20, 2021 between Parent and the Collateral Agent, for the benefit of the Secured Parties, as may be amended or modified from time to time.

“Participant” shall have the meaning set forth in Section 12.06(c)(i).

“Participant Register” shall have the meaning set forth in Section 12.06(c)(iii).

“Patent Security Agreements” shall mean the (a) Patent Security Agreement dated as of May 20, 2021 made in favor of the Collateral Agent by each applicable Credit Party; and (b) any patent security agreements entered into by a Credit Party in favor of the Collateral Agent (as required by the Agreement or any other Credit Document), in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Patriot Act” shall have the meaning set forth in Section 12.19.

“Payment Conditions” shall mean, with respect to the making of any Permitted Subordinated Debt Payment, or the incurrence of any Permitted Subordinated Indebtedness, each of the following conditions:

(a) no Event of Default or Material Default shall have occurred and be continuing prior to or after giving effect to the making of such Permitted Subordinated Debt Payment, or the incurrence of such Permitted Subordinated Indebtedness, as applicable;

(b) the Borrower has delivered to the Administrative Agent (i) the financial information for the immediately preceding fiscal quarter required by Section 8.01, and (ii) calculations evidencing that after the making of such Permitted Subordinated Debt Payment, or the incurrence of such Permitted Subordinated Indebtedness, as applicable, the Credit Parties will be in compliance on a Pro Forma Basis with the Financial Performance Covenants as of the last day of such immediately preceding fiscal quarter; and

(c) at least five (5) Business Days prior to making such Permitted Subordinated Debt Payment, or incurring such Permitted Subordinated Indebtedness, as applicable, the Borrower has delivered a duly executed certificate to the Administrative Agent, in form and substance acceptable to the Administrative Agent, pursuant to which the Borrower shall certify that the conditions set forth in clauses (a) and (b) above have been satisfied and will continue to be satisfied as of the making of such Permitted Subordinated Debt Payment, or the incurrence of such Permitted Subordinated Indebtedness, as applicable.

“Payment Date” shall mean the last Business Day of each calendar month.

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“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

“Pension Plan” shall mean any Multiemployer Plan or any “employee benefit plan,” as defined in Section 3 of ERISA subject to Title IV of ERISA, Section 412 of the Code or Sections 302 or 303 of ERISA, sponsored, maintained or contributed to by any Credit Party, Subsidiary of a Credit Party or any ERISA Affiliate (or to which any Credit Party, Subsidiary of a Credit Party or any ERISA Affiliate has or may have an obligation to contribute or to make payments), and each such plan for the five-year period immediately following the latest date on which any Credit Party, Subsidiary of a Credit Party or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to (or is deemed under Sections 4069 or 4212(c) of ERISA to have maintained or contributed to or to have had an obligation to contribute to, or otherwise to have liability with respect to) such plan.

“Pennsylvania Borrowers” shall mean [***].

“Pennsylvania Mortgage Collateral Agent” shall mean Chicago Atlantic, in its capacity as collateral agent under the Pennsylvania Mortgage Credit Agreement.

“Pennsylvania Mortgage Credit Agreement” shall mean that certain Credit Agreement dated as of September 3, 2021, among Pennsylvania Borrowers, the Guarantors (as defined therein), the Lenders (as defined therein) party thereto, Chicago Atlantic, as Administrative Agent (as defined therein) and the Pennsylvania Mortgage Collateral Agent.

“Pennsylvania Mortgage Debt” shall mean that certain Indebtedness owed by the Pennsylvania Borrowers, and guaranteed by the Borrower, in an aggregate principal amount not to exceed $12,000,000 and evidenced by the Pennsylvania Mortgage Documents.

”Pennsylvania Mortgage Documents” shall mean the Pennsylvania Mortgage Credit Agreement and the other Credit Documents (as defined in the Pennsylvania Mortgage Credit Agreement).

“Pennsylvania Mortgage Intercreditor Agreement” shall mean that certain Intercreditor Agreement dated as of September 3, 2021, between the Collateral Agent and the Pennsylvania Mortgage Collateral Agent.

”Pennsylvania Mortgaged Property” shall mean [***].

“Permits” shall mean, with respect to any Person, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other Contractual Obligations with, any Governmental Authority, in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or operations or to which such Person or any of its property or operations is subject.

“Permitted Acquisition” shall mean an acquisition by any Credit Party of the Capital Stock of any Person (each, a “Target”) or all or substantially all of the assets of any Person (or a division thereof) that satisfies each of the following conditions:

(a) immediately before and after giving effect thereto, no Event of Default or Material Default shall have occurred and be continuing;

(b) such acquisition and all transactions related thereto shall be consummated in accordance with all Applicable Laws in all material respects (excluding U.S. Federal Cannabis Laws);

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(c) if such acquisition ~~involves~~is structured as the purchase of Capital Stock, such acquisition shall be structured such that the ~~acquired Person~~Target shall, upon completion of such acquisition, be a wholly-owned direct ~~or indirect~~ Subsidiary of a Credit Party organized under the laws of the United States, any state thereof or the District of Columbia;

(d) such acquisition is of a business or entity which is engaged in the Business or business activities incidental or reasonably related thereto or to the operations of an existing Credit Party;

(e) if such acquisition is structured as the purchase of assets (which assets may include Capital Stock), all or substantially all of the assets acquired in connection with ~~any~~such acquisition shall be located within the United States and shall be ~~held~~owned by a Credit Party;

(f) (i) the Credit Parties will be in compliance with the Financial Performance Covenants on a Pro Forma Basis as of the last day of the most recent fiscal quarter for which financial statements have been delivered (or were required to have been delivered) pursuant to Section 8.01(a), and (ii) if such Permitted Acquisition involves consideration of $25,000,000 or more, the Borrower shall have furnished to the Administrative Agent a certificate of the chief financial officer of the Borrower demonstrating such compliance and certifying that all conditions contained in ~~the~~this definition of Permitted Acquisition have been satisfied or will be satisfied as of the consummation of the applicable Permitted Acquisition;

(g) if such acquisition involves consideration of $50,000,000 or more, the Borrower shall have, in addition to the certification required by clause (f)(ii) above:

(i) ~~except as set forth in clauses (h) and (i) below,~~ notified the Administrative Agent of such proposed ~~Permitted Acquisition~~acquisition at least ten (10) days prior to the consummation thereof,

(ii) ~~except as set forth in clauses (h) and (i) below,~~ furnished to the Administrative Agent ~~at least ten (10) days prior to the consummation thereof~~, with such notice (A) an executed term sheet and/or letter of intent (setting forth in reasonable detail the terms and conditions of such acquisition) ~~and~~, (B) or when available, whichever is later, such other information and documents that the Administrative Agent may reasonably request, including, without limitation, drafts of the respective agreements, documents or instruments pursuant to which such acquisition is to be consummated (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements, documents or instruments and all other material ancillary agreements, instruments and documents to be executed or delivered in connection therewith (with executed counterparts of such documents to be furnished promptly when available) and (~~B~~C) ~~if such Permitted Acquisition involves consideration of $25,000,000 or more,~~consolidated financial statements of Parent and its Subsidiaries prepared on a Pro Forma Basis (after giving effect to the consummation of such acquisition) as of the last day of the most recent fiscal quarter for which financial statements have been delivered (or are required to have been delivered) pursuant to Section 8.01(a),

(iii) furnished to the Administrative Agent at least five (5) Business Days prior to the consummation thereof (or such shorter period as may be agreed to by the Administrative Agent), drafts of the purchase documents and related schedules and exhibits, and

(iv) furnished to the Administrative Agent, prior to the consummation thereof, executed copies of such purchase documents and related schedules and exhibits thereto;

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(h) if such ~~Permitted Acquisition will be funded with Incremental Advance Loans, the notification and items to be provided pursuant to clauses (i) and (ii) above will be provided at least sixty (60) days prior to the proposed Incremental Advance Effective Date; and~~proposed acquisition involves consideration of less than $50,000,000 but equal to or more than $25,000,000, the Borrower shall have, in addition to the certification required by clause (f)(ii) above:

(i) ~~if such Permitted Acquisition involves consideration of less than $50,000,000, (A) Borrower shall have~~ notified the Administrative Agent ~~of such proposed Permitted Acquisition~~ at least one (1) Business Day prior to the consummation thereof ~~and (B) except with respect to the deliverables described in clause (g)(ii)(B) if such Permitted Acquisition involves consideration of $25,000,000 or more~~,

(ii) furnished to the Administrative Agent at least ten (10) days prior to the consummation thereof consolidated financial statements of Parent and its Subsidiaries prepared on a Pro Forma Basis (after giving effect to the consummation of such acquisition) as of the last day of the most recent fiscal quarter for which financial statements have been delivered (or are required to have been delivered) pursuant to Section 8.01(a), and

(iii) furnished to the Administrative Agent all other items described in clause (g) with respect to such acquisition promptly upon the reasonable request of the Administrative Agent therefor; and

(i) if such proposed acquisition involves consideration of less than $25,000,000, the Borrower shall have:

(i) notified the Administrative Agent at least one (1) Business Day prior to the consummation thereof and

(ii) furnished to the Administrative Agent all items described in clause (g) with respect to such acquisition ~~shall not be required to be delivered to the Administrative Agent except~~ promptly upon the reasonable request of the Administrative Agent therefor.

The consummation of a Permitted Acquisition shall be deemed to be a representation and warranty by the Borrower to the Secured Parties that all conditions contained in ~~the~~this definition of Permitted Acquisition have been satisfied or will be satisfied as of the consummation of such Permitted Acquisition.

“Permitted Currency Hedging Agreements” mean Hedging Agreements entered into by the Credit Parties or their Subsidiaries for the primary purpose of eliminating or reducing foreign exchange risk and not for speculative purposes.

“Permitted Liens” shall have the meaning set forth in Section 9.02.

“Permitted Subordinated Debt Payments” shall mean regularly scheduled payments of principal and interest on any Permitted Subordinated Indebtedness in accordance with the terms thereof.

“Permitted Subordinated Indebtedness” shall mean Indebtedness of any Credit Party which has been expressly subordinated in right of payment to the Obligations and, if secured, any Lien securing such Indebtedness is subordinated to the Liens of the Collateral Agent, in each case, pursuant to a subordination agreement or other writing in form and substance reasonably satisfactory to the Administrative Agent (including provisions contained in the documentation evidencing such Indebtedness reasonably acceptable to the Administrative Agent).

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“Permitted Third-Party Mortgage Debt” shall mean that certain Indebtedness owed by the fee owner of the applicable Permitted Third-Party Mortgaged Property, as evidenced by the Permitted Third-Party Mortgage Documents.

 “Permitted Third-Party Mortgage Documents” shall mean any loan agreement, promissory note, mortgage or other related agreement entered into by the applicable fee owner of a Permitted Third-Party Mortgaged Property evidencing or relating to the applicable Permitted Third-Party Mortgage Debt and containing customary terms for a mortgage financing, as determined by the Administrative Agent in its reasonable discretion.

“Permitted Third-Party Mortgaged Property” shall mean (a) [***], (b) [***], (c) [***], (d) [***], (e) [***] and (f) [***].

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, unlimited liability company, association, trust or other enterprise or any Governmental Authority.

“Plan” shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, sponsored, maintained or contributed to by any Credit Party or any Subsidiary, or any such plan to which any Credit Party or any Subsidiary has any liability.

“Platform” shall have the meaning set forth in Section 12.24.

“Pledgors” shall mean, jointly and severally, those Persons party to the Individual Pledge Agreement, together with their respective successors, assigns, heirs and personal representatives.

“Potential Acquisition” shall mean the potential acquisition by Parent or one or more of its Subsidiaries of Real Property, other assets and operations disclosed and identified as such to the Administrative Agent prior to February 28, 2022, and as may be more particularly described in any definitive purchase documents among Parent, one or more of its Subsidiaries, the owner of such Real Property, the applicable Opco and any other Persons that may be party thereto.

“PPSA” shall mean the Personal Property Security Act (Ontario), including the regulations thereto; provided, that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder or under any other Credit Document on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction in Canada other than the Province of Ontario, “PPSA” shall mean the Personal Property Security Act or such other applicable legislation (including the Civil Code (Quebec)) in effect from time to time in such other jurisdiction in Canada for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Prepayment Event” shall mean any (a) voluntary prepayment of the Loans that is made prior to the applicable Maturity Date (including, without limitation, any payment upon acceleration in accordance with Section 10.02 (including, for the avoidance of doubt, in connection with Sections 10.01(a), (i) and (k)) and, for the avoidance of doubt, any refinancing of the Loans other than as provided in Section 4.01(a)) or (b) mandatory prepayment of the Loans pursuant to Sections 4.02(a)(i), 4.02(a)(ii) or 4.02(a)(iv), in each case for this clause (b), that is made prior to the applicable Maturity Date.

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“Prepayment Premium” shall mean, with respect to any Prepayment Event, an amount equal to: (a) with respect to any such Prepayment Event that occurs prior to the applicable Make-Whole Date, the greater of (~~x~~i) the applicable Make-Whole Amount and (~~y~~ii) with respect to any prepayments of the 2020 Loans, the 2021 Loans, the Initial Restatement Advance Loans and the Incremental Advance Loans, one percent (1.00%) of the principal amount prepaid; and (b) with respect to any such Prepayment Event that occurs on or after the applicable Make-Whole Date, (~~x~~i) zero percent (0.00%) of the principal amount prepaid with respect to any prepayments of the 2020 Loans, the Initial Restatement Advance Loans or the Incremental Advance Loans~~; and~~, (~~y~~ii) one percent (1.00%) of the principal amount prepaid with respect to any prepayments of the 2021 Loans and (iii) the amount set forth in the Joinder Agreement for the Second Incremental Term Loans, with respect to the Second Incremental Term Loans.

“Pro Forma Basis” shall mean, with respect to any period during which (a) any Permitted Acquisition or any Investment, (b) any Disposition, or (c) any incurrence, repayment or cancellation of Indebtedness shall have been consummated (in each case, to the extent permitted hereunder), a calculation as if such event or events described by the preceding clauses (a) through (c) had been consummated and incurred at the beginning of the applicable period for any applicable financial covenant test, in each case, subject only to those pro forma adjustments which are directly attributable to any event or events described by the preceding clauses (a) through (c) that are factually supportable, are reasonably expected to have a continuing impact on the Credit Parties and are determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the Securities and Exchange Commission.

“Proceeds of Crime Act” shall mean the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended from time to time, and including all regulations thereunder.

“Public Lender” shall have the meaning set forth in Section 12.24.

“Qualified Capital Stock” shall mean any Capital Stock that is not Disqualified Capital Stock.

“Real Property” shall mean, with respect to any Person, all right, title and interest of such Person (including, without limitation, any leasehold estate) in and to a parcel of real property owned, leased or operated by such Person together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

“Recipient” shall mean (a) the Administrative Agent and (b) any Lender.

“Refinancing Indebtedness” shall mean refinancings, renewals, or extensions of Indebtedness so long as:

(a) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums and compounded interest paid thereon and the reasonable and customary fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto,

(b) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended,

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(c) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lenders as those that were applicable to the refinanced, renewed, or extended Indebtedness, and

(d) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Register” shall have the meaning set forth in Section 12.06(b)(iv).

“Regulation D” shall mean Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulatory Licenses” shall mean each Permit required to be held any Credit Party or any Subsidiary thereof to conduct its Business in compliance with Applicable Laws.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees, advisors of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, depositing, disposing, emanating or migrating of Hazardous Materials in the environment.

“Reportable Event” shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30 day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

“Required Lenders” shall mean, at any time when there is more than one Lender which is not a Defaulting Lender, at least two Lenders which are not Defaulting Lenders having Loans and unused Commitments representing greater than 50% of the sum of the aggregate Loans and unused Commitments at such time, or at any time when there is only one Lender which is not a Defaulting Lender, such Lender.

“Rescindable Amount” shall have the meaning set forth in Section 4.03(d).

“Restatement Date” shall mean the date on which all of the conditions to closing and funding set forth in Section 5.02 have been satisfied, or waived in accordance with Section 12.01, which date shall be no later than May 19, 2021 (or such later date as the Administrative Agent may approve in writing in its sole discretion).

“Restatement Date Opco” shall mean each Opco identified as a “Restatement Date Opco” on Schedule 7.12 as of the Signing Date.

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“Restricted Cannabis Activities” shall mean, in connection with the cultivation, processing, distribution, sale, possession, disposal and destruction of cannabis and related products, accessories, or services: (a) any activity that is not permitted under applicable U.S. State Cannabis Laws or Canadian Cannabis Laws; (b) any activity that is not permitted under applicable U.S. Federal Cannabis Laws and for which a Credit Party or Subsidiary of a Credit Party is convicted or otherwise found liable, pursuant to a non-appealable judgment, notwithstanding its compliance with applicable U.S. State Cannabis Laws; (c) knowingly or recklessly distributing or selling cannabis and related products to minors, except those minors who are duly registered medical patients under the applicable U.S. State Cannabis Laws; (d) knowingly making payments to criminal enterprises, gangs, cartels and persons subject to Sanctions; (e) non-compliance with anti-terrorism laws and other Applicable Law relating to money-laundering; (f) diversion of cannabis and related products from states where it is legal under U.S. State Cannabis Law to other states or to Canada, or, unless permitted by Applicable Law, importing cannabis and related products from Canada; (g) use of activities permitted under U.S. State Cannabis Law or Canadian Cannabis Laws as a cover or pretext for the trafficking of other controlled substances or illegal drugs or other illegal activity; (h) the commission, or making threats, of violence and, unless required for security purposes under applicable U.S. State Cannabis Laws, the use of firearms; (i) growing cannabis and related products on public lands unless otherwise permitted to do so under Canadian Cannabis Laws; and (j) directly or indirectly, aiding, abetting or otherwise participating in a common enterprise with any Person or Persons in any activities described in clauses (a) through (i) of this definition.

“Restricted Payment” shall mean, with respect to any Person, (a) the declaration or payment of any dividend on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Stock of such Person or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, (b) any payment of a management fee (or other fee of a similar nature) or any reimbursable costs and expenses related thereto by such Person to any holder of its Capital Stock or any Affiliate thereof, (c) the payment or prepayment of principal of, or premium or interest on, any Indebtedness subordinate to the Obligations or (d) any payment or prepayment of principal, interest or any other amount made by (i) Parent in connection with Guarantee Obligations incurred under Section 9.01(p) or (ii) any other Credit Party in connection with obligations under Section 9.01(s).

“S&P” shall mean S&P Global Ratings or any successor by merger or consolidation to its business.

“Sales Tracking Software” shall mean any “seed-to-sale” tracking, point-of-sale, or other inventory or sales reporting software used by the Credit Parties.

“Sanction(s)” shall mean any sanction administered or enforced by the United States Government (including~~, without limitation,~~ OFAC), the Government of Canada, the United Nations Security Council or other relevant sanctions authority.

“SEC” shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Incremental Term Loan” shall have the meaning set forth in Section 2.01(d).

“Second Incremental Term Loan Commitment” shall mean, as to any Lender, its obligation to make its portion of a Second Incremental Term Loan to the Borrower pursuant to Section 2.01(d) in the principal amount set forth in the Joinder Agreement for the Second Incremental Term Loans.

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“Second Incremental Term Loan Commitment Effective Date” shall have the meaning set forth in Section 2.01(d)(iii).

“Second Incremental Term Loan Lender” shall have the meaning set forth in Section 2.01(d).

“Secured Parties” shall mean, collectively, (a) the Lenders, (b) the Agents, (c) the beneficiaries of each indemnification obligation undertaken by any Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor under the Credit Documents, (d) any successors, endorsees, transferees and assigns of each of the foregoing to the extent any such transfer or assign is permitted by the terms of this Agreement and (e) any other holder of any Obligation and/or Secured Obligation (as defined in any applicable Security Document).

“Security Agreement” shall mean that certain Amended and Restated Security Agreement dated as of the Signing Date, by and among the Credit Parties and the Collateral Agent for the benefit of the Secured Parties, as amended, restated, supplemented or otherwise modified from time to time.

“Security Documents” shall mean, collectively, as applicable, the Security Agreement, the Canadian Security Agreement, the Collateral Access Agreements, the Collateral Assignments, the Control Agreements, the Individual Pledge Agreement, the Parent Pledge Agreement, the Patent Security Agreements, the Trademark Security Agreements, the Copyright Security Agreements, each Mortgage, each Opco Mortgagor Mortgage and each other instrument or document executed and delivered pursuant to Sections 8.10, 8.12 or 8.15 or pursuant to any of the Security Documents to guarantee or secure any of the Obligations.

“SEDAR” shall mean the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval.

“Signing Date” shall mean May 10, 2021.

“Solvency Certificate” shall mean a solvency certificate, duly executed and delivered by the chief financial officer of Parent to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

“Solvent” shall mean, with respect to any Person, at any date, that (a) the sum of such Person’s debt (including Contingent Liabilities) does not exceed the present fair saleable value of such Person’s present assets as a going concern (which, for this purpose, shall include, without limitation, rights of contribution in respect of obligations for which such Person has provided a guarantee), (b) such Person’s capital is not unreasonably small in relation to its business as contemplated on such date, (c) such Person has not incurred and does not intend to incur debts including current obligations beyond its ability to generally pay such debts as they become due (whether at maturity or otherwise), (d) such Person is not an ‘insolvent person’ as such term is defined in the Bankruptcy and Insolvency Act (Canada), and (e) such Person is “solvent” or is not “insolvent”, as applicable, within the meaning given that term and similar terms under Applicable Laws relating to fraudulent and other avoidable transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

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“Subsidiary” of any Person shall mean and include (a) any corporation more than 50% of whose Voting Stock having by the terms thereof power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any partnership, limited liability company, unlimited liability company, association, joint venture or other entity in which such Person directly or indirectly through one or more Subsidiaries has more than (i) a 50% equity interest measured by either vote or value at the time or (ii) a 50% general partnership interest at the time. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of Parent.

“Swap Obligation” shall mean with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Tax Act” shall mean the Income Tax Act (Canada), as amended.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” shall mean the date on which the Loans and the other Obligations (other than Unasserted Contingent Obligations) shall have been paid in full in cash in accordance with the terms of this Agreement.

“Third Amendment” shall mean that certain Third Amendment to Amended and Restated Credit Agreement dated as of October 20, 2021, amending this Agreement.

“Third Amendment Effective Date” shall mean the date of the Third Amendment.

“Total Assets” shall mean, at any time, the total assets of such Person, determined in accordance with IFRS (or, if in reference to more than one Person, determined on a consolidated basis in accordance with IFRS), as shown on the then most recent balance sheet of such Person delivered pursuant to Section 8.01.

“Total Credit Exposure” shall mean, as of any date of determination (a) with respect to each Lender, (i) prior to the termination of the Commitments, the sum of such Lender’s Commitment plus the outstanding principal amount of such Lender’s Loans or (ii) upon the termination of the Commitments, the outstanding principal amount of such Lender’s Loans and (b) with respect to all Lenders, (i) prior to the termination of the Commitments, the sum of all of the Lenders’ Commitments plus the aggregate outstanding principal amount of all Loans and (ii) upon the termination of the Commitments, the aggregate outstanding principal amount of all Loans.

“Trademark Security Agreements” shall mean the (a) Amended and Restated Trademark Security Agreement dated as of May 20, 2021 made in favor of the Collateral Agent by each applicable Credit Party; and (b) any trademark security agreement entered into after the Restatement Date (as required by the Agreement or any other Credit Document), in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Tranche” refers to whether the Loans are 2020 Loans, 2021 Loans, Initial Restatement Advance Loans ~~or~~, Incremental Advance Loans or Second Incremental Term Loans.

“Transactions” shall mean the funding of the Loans pursuant hereto and the use of the proceeds thereof and all other transactions contemplated by or described in the Credit Documents.

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“Treasury Rate” shall mean, as of any applicable date on which a Prepayment Event occurs with respect to the 2020 Loans or the 2021 Loans, the weekly average rounded to the nearest 1/100th of a percentage point (for the most recently completed week for which such information is available as of the date that is two Business Days prior to the applicable date on which such Prepayment Event occurs) of the yield to maturity of United States Treasury securities with a constant maturity (as compiled and published in the Federal Reserve Statistical Release H.15 with respect to each applicable day during such week or, if such Statistical Release is no longer published or available, any publicly available source of similar market data selected by the Administrative Agent) most nearly equal to the period from the applicable date on which such Prepayment Event occurs through the applicable Make-Whole Date; provided, however, that if the period from the applicable date on which a Prepayment Event occurs with respect to the 2020 Loans or the 2021 Loans is not equal to the constant maturity of a United States Treasury security for which such a yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the applicable date on which such Prepayment Event occurs to the Make-Whole Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used. The Treasury Rate shall be obtained by the Administrative Agent.

“Treasury Regulations” shall mean the United States Treasury regulations promulgated under the Code.

“U.S.” and “United States” shall mean the United States of America.

“U.S. Person” shall mean any person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Federal Cannabis Law” shall mean any federal laws of the United States treating cannabis and related products as illegal or as controlled substances.

“U.S. State Cannabis Law” shall mean any law enacted by any state of the United States which implements regulatory and/or enforcement systems to control the cultivation, distribution, sale and/or possession of cannabis and related products.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 4.04(f).

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of Illinois and any other applicable jurisdiction.

“Unasserted Contingent Obligations” shall mean, at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment or indemnification (whether oral or written) has been made or threatened.

“Unfunded Current Liability” shall mean, with respect to any Plan the amount, if any, by which the value of the accumulated plan benefits under the Plan, determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

“Verano US” shall have the meaning set forth in the preamble to this Agreement.

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“Vireo” shall mean Goodness Growth Holdings, Inc. (f/k/a Vireo Health International, Inc.), a corporation existing under the laws of the Province of British Columbia.

“Vireo Acquisition” shall mean the proposed acquisition by Parent of the Capital Stock of Vireo, as more particularly provided in that certain Arrangement Agreement dated as of January 31, 2022, between Parent and Vireo, the Plan of Arrangement (as defined therein) and the other agreements, instruments and documents executed in connection therewith or relating thereto.

“Vireo Acquisition Date” shall mean the date on which the Vireo Acquisition is consummated.

“Vireo Borrowers” shall mean Vireo and the other Persons that are “Borrowers” (as defined in the Vireo Credit Agreement).

“Vireo Collateral Agent” shall mean Chicago Atlantic, in its capacity as collateral agent under the Vireo Credit Agreement, and its successors and permitted assigns thereunder.

“Vireo Credit Agreement” shall mean that certain Credit Agreement dated as of March 26, 2021, among the Vireo Borrowers, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein) party thereto, Chicago Atlantic, as Administrative Agent (as defined therein) and the Vireo Collateral Agent.

”Vireo Credit Documents” shall mean the Vireo Credit Agreement and the other “Credit Documents” (as defined in the Vireo Credit Agreement).

“Vireo Debt” shall mean that certain Indebtedness and other obligations owed by the “Credit Parties” (as defined in the Vireo Credit Agreement) and evidenced by the Vireo Credit Documents.

“Vireo Guarantors” shall have the meaning set forth in Section 8.10(b).

“Vireo Intercreditor Agreement” shall mean that certain Intercreditor Agreement entered into and dated as of the Vireo Acquisition Date between the Collateral Agent and the Vireo Collateral Agent.

“Voting Stock” shall mean, with respect to any Person, shares of such Person’s Capital Stock having the right to vote for the election of directors (or Persons acting in a comparable capacity) of such Person under ordinary circumstances.

“Withholding Agent” shall mean any Credit Party and the Administrative Agent.

SECTION 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.

(c) Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears.

(d) The term “including” is by way of example and not limitation.

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(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(g) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.

(h) All references in any Credit Document to the consent of or approval by any Agent or Lender shall be deemed to mean the consent of or approval by such Agent or Lender in its sole discretion, except as otherwise expressly provided in the applicable Credit Document.

(i) Any reference herein to a merger, transfer, consolidation, combination, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, combination, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, Credit Party, joint venture or any other like term shall also constitute such a Person or entity).

SECTION 1.03 Accounting Terms and Principles. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, IFRS, applied in a consistent manner. No change in the accounting principles used in the preparation of any financial statement hereafter adopted by the Borrower or any of its Subsidiaries, including pursuant to a Change in Accounting Principles, shall be given effect for purposes of measuring compliance with any provision of Article IX, including Section 9.13, or otherwise in this Agreement unless the Borrower and the Administrative Agent agree in writing to modify such provisions to reflect such changes, and, unless such provisions are modified, all financial statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to in Article IX shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value”. A breach of a financial covenant contained in Article IX shall be deemed to have occurred as of any date of determination by the Administrative Agent or as of the last day of any specified measurement period, regardless of when the financial statements reflecting such breach are delivered to any Agent. Anything in this Agreement to the contrary notwithstanding, any obligation of a Person under a lease (whether existing as of the Restatement Date or entered into after the Restatement Date) that is not (or would not be) required to be classified and accounted for as a financing lease on the balance sheet of such Person under GAAP, as in effect on the Restatement Date shall not be treated as a Capitalized Lease Obligation solely as a result of (x) the adoption of any changes in, or (y) changes in the application of GAAP, after the Restatement Date. From and after the occurrence of a Change in Accounting Principles, all references to “IFRS” in this Agreement shall be construed as references to “GAAP” as the context may require. From and after the occurrence of a Change in Accounting Principles, with respect to any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a financing lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a financing lease, and all calculations and deliverables under this Agreement or any other Credit Document shall be made or delivered, as applicable, in accordance therewith.

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SECTION 1.04 Rounding. Any financial ratios required to be maintained or complied with by the Credit Parties pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05 References to Agreements, Laws, etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including this Agreement and each of the other Credit Documents) and other Contractual Obligations shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements and other modifications are not prohibited by any Credit Document nor materially adverse to the interests of the Secured Parties; and (b) references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law.

SECTION 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to the time in Chicago, Illinois.

SECTION 1.07 Timing of Payment of Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day. All payments required hereunder shall be paid in immediately available funds unless otherwise expressly provided herein.

SECTION 1.08 Corporate Terminology. Any reference to officers, shareholders, stock, shares, directors, boards of directors, corporate authority, articles of incorporation, bylaws or any other such references to matters relating to a corporation made herein or in any other Credit Document with respect to a Person that is not a corporation shall mean and be references to the comparable terms used with respect to such Person.

SECTION 1.09 Currency Matters. Principal, interest, fees and all other amounts payable under this Agreement and the other Credit Documents to the Agents and the Lenders shall be payable in Dollars. Unless stated otherwise, all calculations, comparisons, measurements or determinations under this Agreement shall be made in Dollars. For the purpose of such calculations, comparisons, measurements or determinations, amounts or proceeds denominated in other currencies shall be converted to the Equivalent Amount in Dollars on the date of calculation, comparison, measurement or determination. In particular, without limitation, for purposes of valuations or computations under Article II, Article III, Article IV, Article VII, Article VIII, Article IX and Article X, unless expressly provided otherwise, where a reference is made to a dollar amount, the amount is to be considered as the amount in Dollars and, therefore, each other currency shall be converted into the Equivalent Amount thereof in Dollars.

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SECTION 1.10 Quebec Interpretation. For purposes of any Collateral located in the Province of Quebec or charged by any deed of hypothec (or any other Credit Document) and for all other purposes pursuant to which the interpretation or construction of a Credit Document may be subject to the laws of the Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Quebec, (i) “personal property” shall be deemed to include “movable property”, (ii) “real property” shall be deemed to include “immovable property”, (iii) “tangible property” shall be deemed to include “corporeal property”, (iv) “intangible property” shall be deemed to include “incorporeal property”, (v) “security interest”, “mortgage” and “lien” shall be deemed to include a “hypothec”, “prior claim” and a “resolutory clause,” (vi) all references to filing, registering or recording under the UCC or the PPSA shall be deemed to include publication under the Civil Code of Quebec, (vii) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to an “opposable” or “set up” Liens as against third parties, (viii) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (ix) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (x) an “agent” shall be deemed to include a “mandatary,” (xi) “construction liens” shall be deemed to include “legal hypothecs”, (xii) “joint and several” shall be deemed to include “solidary” and “jointly and severally” shall be deemed to include “solidarily” (xiii) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”, (xiv) “beneficial ownership” shall be deemed to include “ownership on behalf of another as mandatary”, (xv) “easement” shall be deemed to include “servitude”, (xvi) “priority” shall be deemed to include “prior claim”, (xvii) “survey” shall be deemed to include “certificate of location and plan”, (xviii) “fee simple title” shall be deemed to include “absolute ownership”, and (xix) “foreclosure” shall be deemed to include “the exercise of a hypothecary recourse”. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only (except if another language is required under any applicable law) and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisagés par cette convention et les autres documents peuvent être rédigés en langue anglaise seulement (sauf si une autre langue est requise en vertu d’une loi applicable).

ARTICLE II
Amount and Terms of Loans

SECTION 2.01 Loans.

(a) 2020 Loans and 2021 Loans.

(i) Subject to the terms and conditions set forth herein, on the Restatement Date, all Original Loans will be automatically deemed to constitute Loans outstanding under this Agreement (such Loans, collectively, the “2020 Loans”). Each Lender that held an interest in the Original Loans shall be automatically deemed, on the Restatement Date, to hold an interest in the 2020 Loans in a principal amount equal to the principal amount of such Lender’s Original Loans as set forth under the heading “2020 Loans” on Schedule 1.01 ~~hereto~~.

(ii) Subject to and upon the terms and conditions herein set forth, each Lender having a Commitment shall, on the Restatement Date, severally (and not jointly), make a Loan to the Borrower (such Loans, collectively, the “2021 Loans”), which 2021 Loan (i) when aggregated with each other 2021 Loan made hereunder, shall be in an amount not to exceed the aggregate Commitments for 2021 Loans of all Lenders as set forth under the heading “2021 Loans” on Schedule 1.01 ~~hereto~~ and (ii) for each Lender shall be in an amount of such Lender’s Commitment for 2021 Loans as set forth under the heading “2021 Loans” on Schedule 1.01 ~~hereto~~.

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(b) Initial Restatement Advance Loans. Subject to the terms and conditions set forth herein, each Lender having a Commitment shall, on the Third Amendment Effective Date, severally (and not jointly), make a Loan to the Borrower (such Loans, collectively, the “Initial Restatement Advance Loans”), which Initial Restatement Advance Loan (i) when aggregated with each other Initial Restatement Advance Loan made hereunder, shall be in an amount not to exceed the aggregate Commitments for Initial Restatement Advance Loans of all Lenders as set forth under the heading “Initial Restatement Advance Loans” on Schedule 1.01 ~~hereto~~ and (ii) for each Lender shall be in an amount of such Lender’s Commitment for Initial Restatement Advance Loans as set forth under the heading “Initial Restatement Advance Loans” on Schedule 1.01.

(c) Incremental Advance Loans. Subject to the terms and conditions set forth herein and in the applicable Joinder Agreement, each Incremental Advance Lender severally agrees to make a Loan to the Borrower on the Incremental Advance Commitment Effective Date in an aggregate principal amount equal to such Incremental Advance Lender’s Incremental Advance Commitment.

(i) Request for Incremental Advance Commitments. On or prior to July ~~[~~15~~]~~, 2022, the Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders), request, one time, the establishment of the Incremental Advance Commitments for an aggregate amount not exceeding $100,000,000, the proceeds of which will be used to fund ~~one or more~~Capital Expenditures, the acquisition and fees of cannabis Regulatory Licenses, the Vireo Acquisition, other Permitted Acquisitions ~~and~~(including previously consummated Permitted Acquisitions, including any payment obligations deriving from any Permitted Acquisitions, such as earn-outs or payments under promissory notes related thereto), reasonable, out-of-pocket costs and expenses associated ~~therewith~~with any of the foregoing and such other uses as otherwise may be permitted by the Incremental Advance Lenders.

(ii) Incremental Advance Lenders. An Incremental Advance Commitment may be provided by any existing Lender or other Person to which any Lender may assign a Commitment pursuant to Section 12.06 (each such existing Lender or other Person that agrees to provide an Incremental Advance Commitment, an “Incremental Advance Lender”); provided that each Incremental Advance Lender shall be subject to the consent (in each case, not to be unreasonably withheld or delayed) of the Administrative Agent. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to agree to provide an Incremental Advance Commitment pursuant to this Section 2.01(c) and any election to do so shall be in the sole discretion of such Lender.

(iii) Terms of Incremental Advance Commitments. The Borrower shall propose the effective date for the making of the Incremental Advance Loans pursuant to this Section 2.01(c) (the “Incremental Advance Commitment Effective Date”) and, if applicable, the final allocation of such Incremental Advance Commitments among the Incremental Advance Lenders; provided that such date shall be a Business Day at least 60 days after delivery of the request for the Incremental Advance Commitments, unless otherwise permitted by the Incremental Advance Lenders.

(iv) Joinder Agreements. In order for the Incremental Advance Loans to be issued, the Borrower, the Incremental Advance Lenders and the Administrative Agent (but no other Lenders or Persons) shall enter into one or more Joinder Agreements, each in form and substance satisfactory to the Borrower and the Administrative Agent, pursuant to which the Incremental Advance Lenders will provide the Incremental Advance Commitments.

(v) Change to Commitments. Effective as of the Incremental Advance Commitment Effective Date, subject to the terms and conditions set forth in this Section 2.01(c), each Incremental Advance Commitment shall be a Commitment and Schedule 1.01 shall be updated accordingly to reflect such Incremental Advance Commitment, and each Incremental Advance Lender providing such Incremental Advance Commitment shall be, and have all the rights of, a Lender, and the Loans made by it on such Incremental Advance Commitment Effective Date shall be Loans, for all purposes of this Agreement.

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(vi) Conditions to Effectiveness. Notwithstanding the foregoing, the Incremental Advance Commitments pursuant to this Section 2.01(c) shall not be effective with respect to any Incremental Advance Lender unless the Borrower complies with each condition set forth in Section 5.04; provided, however, that the Incremental Advance Lenders may, collectively, waive any such condition in their discretion. As of the Incremental Advance Commitment Effective Date, upon satisfaction or, as applicable, waiver of the conditions set forth in this Section 2.01(c) and Section 5.04 and the making of the Incremental Advance Loans, the Administrative Agent shall record the information contained in the applicable Joinder Agreements in the Register and give prompt notice of the Incremental Advance Commitments to the Borrower and the Lenders (including each Incremental Advance Lender).

(d) Second Incremental Term Loans. Subject to the terms and conditions set forth herein and in the Joinder Agreement for the Second Incremental Term Loans, on the Second Incremental Term Loan Commitment Effective Date, each Lender party thereto (each, a “Second Incremental Term Loan Lender”) severally agrees to make its portion of a Loan (each, a “Second Incremental Term Loan”) in a single advance to the Borrower in the amount of its Second Incremental Term Loan Commitment as set forth in such Joinder Agreement.

(i) Request for Second Incremental Term Loan Commitments. The Borrower may, by delivery of written notice to the Administrative Agent at least 60 days prior to the Second Incremental Term Loan Commitment Effective Date (or such shorter notice to which the Administrative Agent may agree in its discretion), request, one time, the establishment of the Second Incremental Term Loan Commitments for an aggregate amount not exceeding $175,000,000, subject to the satisfaction of the conditions precedent set forth in the Joinder Agreement for the Second Incremental Term Loans and Section 5.04. The Administrative Agent shall notify the Lenders of such notice promptly after receipt thereof.

(ii) Second Incremental Term Loan Lenders. A Second Incremental Term Loan Commitment may be provided by any existing Lender or other Person to which any Lender may assign a Commitment pursuant to Section 12.06; provided that each Second Incremental Term Loan Lender shall be subject to the consent (in each case, not to be unreasonably withheld or delayed) of the Administrative Agent. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to agree to provide a Second Incremental Term Loan Commitment pursuant to this Section 2.01(d) and any election to do so shall be in the sole discretion of such Lender.

(iii) Terms of Second Incremental Term Loan Commitments. The Borrower shall propose the effective date for the making of the Second Incremental Term Loans pursuant to this Section 2.01(d), which date shall be a Business Day (the “Second Incremental Term Loan Commitment Effective Date”) and, if applicable, the final allocation of such Second Incremental Term Loan Commitments among the Second Incremental Term Loan Lenders.

(iv) Joinder Agreements. In order for the Second Incremental Term Loans to be issued, the Borrower, the Second Incremental Term Loan Lenders, the Administrative Agent and the other Persons party thereto shall enter into one or more Joinder Agreements, each in form and substance satisfactory to the Borrower and the Administrative Agent, pursuant to which the Second Incremental Term Loan Lenders will provide the Second Incremental Term Loan Commitments.

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(v) Change to Commitments. Effective as of the Second Incremental Term Loan Commitment Effective Date, subject to the terms and conditions set forth in this Section 2.01(d), each Second Incremental Term Loan Commitment shall be a Commitment and Schedule 1.01 shall be updated accordingly to reflect such Second Incremental Term Loan Commitment, and each Second Incremental Term Loan Lender providing such Second Incremental Term Loan Commitment shall be, and have all the rights of, a Lender, and the Loans made by it on such Second Incremental Term Loan Commitment Effective Date shall be Loans, for all purposes of this Agreement.

(vi) Conditions to Effectiveness. Notwithstanding the foregoing, the Second Incremental Term Loan Commitments pursuant to this Section 2.01(d) shall not be effective with respect to any Second Incremental Term Loan Lender unless the Borrower complies with each condition set forth in Section 5.04; provided, however, that the Second Incremental Term Loan Lenders may, collectively, waive any such condition in their discretion. As of the Second Incremental Term Loan Commitment Effective Date, upon satisfaction or, as applicable, waiver of the conditions set forth in this Section 2.01(c) and Section 5.04 and the making of the Second Incremental Term Loans, the Administrative Agent shall record the information contained in the applicable Joinder Agreements in the Register and give prompt notice of the Second Incremental Term Loan Commitments to the Borrower and the Lenders (including each Second Incremental Term Loan Lender).

(e) ~~(d)~~ Payments on Loans. Each Loan may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed.

SECTION 2.02 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a), or if such Lender requires the Borrower to pay any Indemnified Taxes or additional amounts to such Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.04, such Lender will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided, that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.02 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 2.10 or 4.04. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

SECTION 2.03 Lender Branches. Each Lender may at its option, make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make any Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan, and provided, further, that the exercise of such option shall not cause the Borrower to pay any Indemnified Taxes or additional amounts to such Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.04 if such Lender has an alternative domestic or foreign branch or Affiliate for which such Indemnified Taxes or additional amounts would not be required to be paid.

SECTION 2.04 Reserved.

SECTION 2.05 Disbursement of Funds.

(a) The borrowing of Loans to be made on the Restatement Date shall be requested in writing by the Borrower to the Administrative Agent at least one (1) Business Day prior to the Restatement Date, which such written request shall be irrevocable and shall be in form and substance acceptable to the Administrative Agent. Subject to the terms and conditions set forth herein, on the Restatement Date each Lender will make available its pro rata portion of the Loans to be made on the Restatement Date in the manner provided below no later than 10:00 a.m. on the Restatement Date.

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(b) Each Lender shall make available all amounts it is to fund to the Borrower in immediately available funds to the Administrative Agent, and, following receipt thereof in an account designated by the Administrative Agent, the Administrative Agent will remit such amounts, in immediately available funds and in Dollars to the Borrower, by remitting the same to such Persons and such accounts as may be designated by the Borrower to the Administrative Agent in writing. The failure of any Lender to make available the amounts it is to fund to the Borrower hereunder or to make a payment required to be made by it under any Credit Document shall not relieve any other Lender of its obligations under any Credit Document, but no Lender shall be responsible for the failure of any other Lender to make any payment required to be made by such other Lender under any Credit Document.

(c) Nothing in this Section 2.05 shall be deemed to relieve any Lender from its obligation to fulfill its commitments and obligations hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments and obligations hereunder).

SECTION 2.06 Payment of Loans; Evidence of Debt.

(a) The Borrower agrees to pay to the Administrative Agent, for the benefit of the Lenders, the outstanding principal and interest due on the Loans on the Maturity Date or upon such earlier date on which the Obligations are accelerated pursuant to the terms of this Agreement.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.

(c) The Borrower agrees that from time to time on and after the Restatement Date, upon the reasonable request to the Administrative Agent by any Lender, at the Borrower’s own expense, the Borrower will execute and deliver to such Lender a Note, evidencing the Loans, and payable to such Lender or registered assigns in a maximum principal amount equal to such Lender’s applicable Commitment. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Note (or on any continuation of such grid), which notations, if made, shall conclusively indicate, absent manifest error, inter alia, the date of, the outstanding principal amount of, and the interest rate applicable to, the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with notations made by the Administrative Agent in the Register, be conclusive and binding on each Credit Party, Opco Mortgagor ~~and~~, Pledgor and Vireo Guarantor absent manifest error; provided that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Credit Party, Opco Mortgagor ~~or~~, Pledgor or Vireo Guarantor. The Administrative Agent shall maintain the Register pursuant to Section 12.06(b)(iv), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent from the Borrower and each Lender’s share thereof.

(d) The entries made in the Register and accounts and subaccounts maintained pursuant to paragraphs (b) and (c) of this Section 2.06 shall, to the extent permitted by Applicable Law, be conclusive evidence (absent manifest error) of the existence and amounts of the obligations of the Borrower therein recorded; provided that the failure of any Lender or the Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

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SECTION 2.07 Multiple Persons Constituting the Borrower.

(a) It is the intent of the parties to this Agreement that each of the Persons comprising the Borrower shall be jointly and severally obligated hereunder and under the Notes, as co-borrowers under this Agreement and as co-makers of the Notes, in respect of the principal of and interest on, and all other amounts owing in respect of, the Loans and the Notes. Each of the Persons comprising the Borrower hereby (i) jointly and severally and irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Persons comprising the Borrower with respect to the payment and performance of all of the Obligations hereunder, it being the intention of the parties hereto that all such Obligations shall be the joint and several obligations of each of the Persons comprising the Borrower without preferences or distinction among them and that the obligations of each of the Persons comprising the Borrower hereunder shall be unconditional irrespective of any circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety, and (ii) further agrees that if any such Obligations are not paid in full when due (whether at stated maturity, as mandatory prepayment or cash collateralization, by acceleration or otherwise), each of the Persons comprising the Borrower will, jointly and severally, promptly pay the same, without any demand or notice whatsoever. Each of the Persons comprising Borrower acknowledges and agrees that the delivery of funds to any of the Persons comprising the Borrower under this Agreement shall constitute valuable consideration and reasonably equivalent value to all of the Persons comprising the Borrower for the purpose of binding them and their assets on a joint and several basis for the Obligations hereunder.

(b) Each of the Persons comprising the Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Person may now or hereafter have against the other Persons comprising the Borrower or any other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the property of any other Person comprising the Borrower (including any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations.

(c) Notwithstanding anything contained herein to the contrary, the obligations of each of the Persons comprising the Borrower under the Credit Documents at any time shall be limited to the maximum amount as will result in the obligations of such Person under the Credit Documents not constituting a fraudulent transfer or conveyance for purposes of any Debtor Relief Laws.

(d) If any payment shall be required to be made to any Secured Creditor under any Credit Document, each of the Persons comprising the Borrower hereby unconditionally and irrevocably agrees it will contribute, to the maximum extent permitted by law, such amounts to each other Obligor so as to maximize the aggregate amount paid to the Secured Creditors under or in connection with the Credit Documents.

(e) Notwithstanding the foregoing or any other provision contained herein or in any other Credit Document, if a “secured creditor” (as that term is defined under the Bankruptcy and Insolvency Act (Canada)) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint and several basis, then such Person’s Obligations (and the Obligations of each other Canadian Credit Party), to the extent such Obligations are secured, shall be several obligations and not joint and several obligations.

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(f) This Section 2.07 is intended solely to preserve the rights of the Administrative Agent and the other Secured Creditors hereunder and under the other Credit Document to the maximum extent that would not cause the Obligations or the Secured Obligations (as defined in the Security Agreement) of each of the Persons comprising the Borrower to be subject to avoidance or unenforceability under any Debtor Relief Laws, and neither any of the Persons comprising the Borrower nor any other Person shall have any right or claim under this Section 2.06 as against the Administrative Agent or any other Secured Creditor that would not otherwise be available to such Person under the Bankruptcy Code or such other laws.

SECTION 2.08 Borrower Representative. Each of the Persons comprising the Borrower, by its execution of this Agreement, irrevocably appoints Parent to act on its behalf as its agent in relation to the Credit Documents and irrevocably authorizes:

(a) Parent on its behalf to supply all information concerning itself contemplated by this Agreement to the Administrative Agent and Lenders and to give and receive all notices, instructions and other communications, to sign all certificates, to make such agreements and to effect the relevant amendments, supplements, variations and waivers capable of being given, made or effected by any of the Persons comprising the Borrower, notwithstanding that they may affect such Person, without further reference to or the consent of such Person; and

(b) The Administrative Agent and Lenders to give any notice, demand or other communication to each of the Persons comprising the Borrower pursuant to the Credit Documents to Parent, and in each case each such Person shall be bound as though such Person itself had given the notices and instructions or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice, instruction or other communication given or made by Parent or given to Parent under any Credit Document on behalf of another Person comprising the Borrower (whether or not known to any of the other Persons comprising the Borrower and whether occurring before or after such other Person became one of the Person comprising the Borrower under any Credit Document) shall be binding for all purposes on such Person as if such Person had expressly agreed, executed, made, given or concurred with it or received the relevant notice, demand or other communication. In the event of any conflict between any notices or other communications of Parent and any of the other Persons comprising the Borrower, those of Parent shall prevail.

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SECTION 2.09 Interest.

(a) The unpaid principal amount of the Loans shall bear interest from the Restatement Date at a rate per annum that shall at all times be the Applicable Rate. Interest on the Loans shall accrue from and including the Restatement Date to the date of any repayment in full thereof.

(b) On each Payment Date, interest on the Loans shall be due and payable monthly in cash in arrears.

(c) From and after the occurrence and during the continuance of any Event of Default, at the election of the Administrative Agent and the Required Lenders and upon notice by the Administrative Agent or the Collateral Agent to the Borrower, the Borrower shall pay interest on the principal amount of all Loans and all other unpaid Obligations, to the extent permitted by Applicable Law, at the Default Rate, which Default Rate shall accrue from the date of such Event of Default (regardless of the date of notice of the imposition of the Default Rate) until waived in writing and shall be payable on demand and in cash.

(d) All computations of interest hereunder shall be made in accordance with Section 4.06.

SECTION 2.10 Increased Costs, Illegality, etc.

(a) In the event that any Lender shall have reasonably determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) at any time, after the later of the Restatement Date and the date such entity became a Lender hereunder, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to the Loans, including as a result of any Tax (other than any (x) Indemnified Taxes, (y) Taxes described in clauses (b) through (e) of the definition of “Excluded Taxes” or (z) Connection Income Taxes) because of any change since the Restatement Date in any Applicable Law (or in the interpretation or administration thereof and including the introduction of any new Applicable Law), such as, for example, without limitation, a change in official reserve requirements (but excluding changes in the rate of tax on the overall net income of such Lender), then, and in any such event, such Lender shall promptly give notice (if by telephone, confirmed in writing) to the Borrower and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter, the Borrower shall pay to such Lender, within ten (10) Business Days after receipt of written demand therefor such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lender submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto).

(b) If, after the later of the Restatement Date and the date such entity becomes a Lender hereunder, the adoption of any Applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by a Lender or its parent with any request or directive made or adopted after such date regarding capital adequacy (whether or not having the force of law) of any such authority, association, central bank or comparable agency, has the effect of reducing the rate of return on such Lender’s or its parent’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy), then within ten (10) days after receipt of written demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any such Applicable Law as in effect on the Restatement Date. Each Lender (on its own behalf), upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(b), will, as promptly as practicable upon ascertaining knowledge thereof, give written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts. Without limiting Section 2.10(d) below, the failure to give any such notice with respect to a particular event shall not release or diminish any of the Borrower’s obligations to pay additional amounts pursuant to this Section 2.10(b) for amounts accrued or incurred after the date of such notice with respect to such event. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, orders, requests, guidelines or directives in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, in each case, are deemed to have been adopted and to have taken effect after the Restatement Date.

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(c) This Section 2.10 shall not apply to any demand (i) made after the 180th day following the requesting Lender’s knowledge that it would be entitled to any such amounts or (ii) not demanded of other borrowers having similar provisions to this Section 2.10.

(d) (i) If any Lender shall give notice to the Borrower that such Lender is entitled to receive and is requesting payments under this Section 2.10 or requires the Borrower to pay additional amounts pursuant to Section 4.04 (any such Lender, an “Increased Cost Lender”), then the Borrower may, after (solely in the case of an Increased Cost Lender) giving such Increased Cost Lender an opportunity to mitigate pursuant to Section 2.02, if applicable, at its sole expense and effort, permanently replace such Increased Cost Lender with one or more substitute Lenders reasonably acceptable to the Administrative Agent (each, a “Replacement Lender”), and such Increased Cost Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Increased Cost Lender shall specify an effective date for such replacement, which date shall not be sooner than five (5) Business Days and not be later than ten (10) Business Days after the date such notice is given, provided that (i) such Increased Cost Lender shall have received payment of an amount equal to the outstanding Obligations payable to it from the assignee (to the extent of outstanding principal and accrued interests and fees) or the Borrower (in the case of all other amounts) and (ii) such assignment does not conflict with Applicable Law. Notwithstanding anything to the contrary herein, a Lender shall not be required to make any such assignment pursuant to this Section 2.10(d) if, prior to the effective date for such replacement, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment pursuant to this Section 2.10(d) cease to apply.

(ii) Prior to the effective date of such replacement, the Increased Cost Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Increased Cost Lender being repaid all Obligations owed to it through the effective date of the replacement. If the Increased Cost Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Increased Cost Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Increased Cost Lender shall be made in accordance with the terms of Section 12.06.

SECTION 2.11 Interest Act (Canada); Criminal Rate of Interest.

(a) Notwithstanding Section 4.06 and anything to the contrary contained in this Agreement or in any other Credit Document, solely to the extent that (i) a court of competent jurisdiction finally determines that the calculation or determination of interest payable by a Canadian Credit Party in respect of the Obligations pursuant to this Agreement and the other Credit Documents shall be governed by the laws of any province of Canada or the federal laws of Canada, or (ii) the Interest Act (Canada) otherwise applies: whenever interest payable by a Canadian Credit Party is calculated on the basis of a period which is less than the actual number of days in a calendar year, each rate of interest determined pursuant to such calculation is, for the purposes of the Interest Act (Canada), equivalent to such rate multiplied by the actual number of days in the calendar year in which such rate is to be ascertained and divided by the number of days used as the basis of such calculation. The Borrower confirms that it understands and is able to calculate the rate of interest applicable to the Obligations based on the methodology for calculating per annum rates provided in this Agreement.

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(b) In no event shall the aggregate “interest” (as defined in Section 347 of the Criminal Code, R.S.C. 1985, c. C-46, as the same shall be amended, replaced or re-enacted from time to time (the “Criminal Code Section”)) payable (whether by way of payment, collection or demand) by any Credit Party or received by any Lender under this Agreement or any other Credit Document exceed the effective annual rate of interest on the “credit advanced” (as defined in that section) under this Agreement or such other Credit Document lawfully permitted under that section and, if any payment, collection or demand pursuant to this Agreement or any other Credit Document in respect of “interest” (as defined in that section) is determined to be contrary to the provisions of that section, then the amount of such payment or collection shall be refunded by the Administrative Agent and Lenders to Credit Parties with such “interest” deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the Criminal Code Section to result in a receipt by the Administrative Agent or such Lender of interest at a rate not in contravention of the Criminal Code Section, such adjustment to be effected, to the extent necessary, as follows: firstly, by reducing the amounts or rates of interest required to be paid to the Administrative Agent or that Lender; and then, by reducing any fees, charges, expenses and other amounts required to be paid to the Administrative Agent or Lender which would constitute “interest”. Notwithstanding the foregoing, and after giving effect to all such adjustments, if the Administrative Agent or any Lender shall have received an amount in excess of the maximum permitted by the Criminal Code Section, then the Credit Parties shall be entitled, by notice in writing to the Administrative Agent or affected Lender, to obtain reimbursement from the Administrative Agent or that Lender in an amount equal to such excess. For the purposes of this Agreement and each other Credit Document to which any Canadian Credit Party is a party, the effective annual rate of interest payable by it shall be determined in accordance with generally accepted actuarial practices and principles over the term of the loans on the basis of annual compounding for the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Institute of Actuaries appointed by the Administrative Agent for the account of the Credit Parties will be conclusive for the purpose of such determination in the absence of evidence to the contrary.

SECTION 2.12 Defaulting Lender.

(a) Notwithstanding anything to the contrary contained herein, in the event any Lender is a Defaulting Lender, all rights and obligations hereunder of such Defaulting Lender and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.12 so long as such Lender is a Defaulting Lender.

(b) (i) Except as otherwise expressly provided for in this Section 2.12, Loans shall be made pro rata from Lenders holding Commitments which are not Defaulting Lenders based on their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Loans required to be advanced by any Lender shall be increased as a result of any Lender being a Defaulting Lender. Amounts received in respect of principal of any type of Loans shall be applied to reduce such type of Loans of each Lender (other than any Defaulting Lender) holding a Commitment in accordance with their Commitment Percentages; provided, that the Administrative Agent shall not be obligated to transfer to a Defaulting Lender any payments received by the Administrative Agent for Defaulting Lender’s benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder (including any principal, interest or fees). Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Administrative Agent. The Administrative Agent may hold and, in its discretion, re-lend to a Person comprising the Borrower the amount of such payments received or retained by it for the account of such Defaulting Lender.

(ii) Fees pursuant to Section 3.01(a) hereof shall cease to accrue in favor of such Defaulting Lender.

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(c) A Defaulting Lender shall not be entitled to give instructions to the Administrative Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement or the other Credit Documents, and all amendments, waivers and other modifications of this Agreement or the other Credit Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of “Required Lenders”, a Defaulting Lender shall not be deemed to be a Lender, to have any outstanding Loans or a Commitment Percentage; provided, that this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification described in clauses (i) or (iii) of Section 12.01.

(d) Other than as expressly set forth in this Section 2.12, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agents) and the other parties hereto shall remain unchanged. Nothing in this Section 2.12 shall be deemed to release any Defaulting Lender from its obligations under this Agreement or the other Credit Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which any Person comprising the Borrower, any Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

(e) In the event that the Administrative Agent and the Borrower agree in writing that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Administrative Agent will so notify the parties hereto.

(f) If any Lender is a Defaulting Lender, the Borrower may, within ninety (90) days of receipt of notice of such Lender becoming a Defaulting Lender, by notice in writing to the Administrative Agent and such Defaulting Lender (i) request the Defaulting Lender to cooperate with the Borrower in obtaining a Replacement Lender; (ii) request the Non- Defaulting Lenders to acquire and assume all of the Defaulting Lender’s Loans and its Commitment Percentage as provided herein, but none of such Lenders shall be under any obligation to do so; or (iii) propose a Replacement Lender subject to approval by the Administrative Agent in its good faith business judgment. If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the Non- Defaulting Lenders shall agree to acquire and assume all of the Defaulting Lender’s Loans and its Commitment Percentage, then such Defaulting Lender shall assign, in accordance with Section 12.01, all of its Loans and its Commitment Percentage and other rights and obligations under this Agreement and the other Credit Documents to such Replacement Lender or Non- Defaulting Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Defaulting Lender.

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ARTICLE III
Fees and Commitment Terminations

SECTION 3.01 Fees.

(a) The Borrower shall pay to the Agents and Arranger such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the Agents and Arranger, as applicable).

(b) Upon the occurrence of any Prepayment Event, the Borrower shall pay to the Administrative Agent, for the account of each Lender holding a Loan to be prepaid on the date of such Prepayment Event on a pro rata basis, the applicable Prepayment Premium. The Credit Parties expressly agree that (A) the Prepayment Premium is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (B) their agreement to pay the Prepayment Premium is a material inducement to the Lenders to make the Loans, and (C) the Prepayment Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such Prepayment Event. The fees described in this Section 3.01(b) are in addition to any fees owed pursuant to Section 3.01(a).

SECTION 3.02 Mandatory Reduction of Commitments. The Commitment shall be permanently reduced by the amount of each Loan made on the Restatement Date.

ARTICLE IV
Payments

SECTION 4.01 Voluntary Prepayments.

(a) Following receipt of all of the information to be provided pursuant to clause (f) of the definition of Permitted Acquisition with respect to each Permitted Acquisition to be funded by the proceeds of Incremental Advance Loans, the Administrative Agent shall have five (5) Business Days to evaluate each such Permitted Acquisition to determine whether it will undertake syndicating the Incremental Advance Commitments to fund such Permitted Acquisition(s) (and the Administrative Agent shall be deemed to have confirmed the undertaking of such syndication if it does not otherwise notify Parent prior to the expiration of such five (5)-Business Day period). In the event the Administrative Agent determines it will not undertake such syndication, or if the Administrative Agent is unable to fully syndicate such Incremental Advance Commitments prior to the Incremental Advance Commitment Effective Date, the Borrower shall have sixty (60) days from the date of such determination or inability, as the case may be, to prepay the remaining balance of the Loans outstanding under this Agreement and all other Obligations in full. The prepayment in full of the Obligations pursuant to this Section 4.01(a) will not be a Prepayment Event.

(b) The Borrower shall have the right to prepay the remaining balance of the Loans outstanding under this Agreement, in whole or in part, on the following terms and conditions: (i) the Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of (A) its intent to make such prepayment, (B) the amount of such prepayment and (C) if no Event of Default shall have occurred and be continuing at both the time of such notice and the time of such prepayment, the Tranche of the Loans it would like to prepay, no later than 5:00 p.m. thirty (30) calendar days prior thereto, which shall promptly be transmitted by the Administrative Agent to each of the relevant Lenders, as the case may be; (ii) each such prepayment shall be in an amount equal to at least (A) with respect to the 2020 Loans and the 2021 Loans, $20,000,000 or, if less, the entire principal amount of such Loan then outstanding ~~and~~, (B) with respect to any Initial Restatement Advance Loan or Incremental Advance Loan, $5,000,000 and $1,000,000 increments in excess thereof, and (C) with respect to the Second Incremental Term Loans, the amount and increments set forth in the Joinder Agreement for the Second Incremental Term Loans; and (iii) such prepayment may only be made on the last Business Day of a calendar month.

(c) With respect to each prepayment of the Loans pursuant to Section 4.01(b), the amounts prepaid shall be applied, so long as no Application Event shall have occurred and be continuing, first, to pay any fees and expenses of the Agents and the Lenders under the Credit Documents until paid in full, second, to any accrued and unpaid interest on the Loans on a ratable basis until paid in full and third, to the outstanding principal on the Loans on a ratable basis until the Loans are paid in full. If no Event of Default shall have occurred and be continuing at both the time of the applicable notice and the time of the applicable prepayment, the references to the Loans in the immediately preceding sentence shall refer to (i) to the Tranche or Tranches selected by the Borrower or (ii) if the Borrower made no such selection, first to the 2020 Loans, second to the 2021 Loans and then, pro rata, to the Initial Restatement Advance Loans ~~and~~, the Incremental Advance Loans and the Second Incremental Term Loans.

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SECTION 4.02 Mandatory Prepayments.

(a) Types of Mandatory Prepayments.

(i)   Within five (5) Business Days of the receipt by any Credit Party of any Net Debt Proceeds from the incurrence of any Indebtedness by any Credit Party (other than Indebtedness permitted under Section 9.01), the Borrower shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Debt Proceeds, to be applied as set forth in Section 4.02(c). Nothing in this Section 4.02(a)(i) shall be construed to permit or waive any Default or Event of Default arising from any incurrence of Indebtedness not permitted under the terms of this Agreement.

(ii) Within five (5) Business Days of the receipt by any Credit Party or, if permitted under the Vireo Intercreditor Agreement, Vireo Guarantor of any Net Disposition Proceeds from any Disposition (other than any Disposition permitted under clauses (a), (c), (d), (e), (i)(i), (h), (i), (q) or (v) of Section 9.04), the Borrower shall prepay the Loans in an amount equal to one hundred percent (100%) of the Net Disposition Proceeds from such Disposition in excess of $15,000,000, to be applied as set forth in Section 4.02(c); provided that (A) no Net Disposition Proceeds received from the [***] JV Disposition are required to prepay the Loans and the Credit Parties may retain 100% of such Net Disposition Proceeds, ~~and~~ (B) the amount of Net Disposition Proceeds retained by the Credit Parties and not applied as a prepayment of Loans under this clause (ii) shall not exceed $15,000,000 in the aggregate (excluding, in all cases, Net Disposition Proceeds from the [***] JV Disposition) during any twelve (12)-month period and (C) no Net Disposition Proceeds that are allowed to be retained by any Vireo Guarantor pursuant to the Vireo Credit Documents shall be required to prepay the Loans. Nothing in this Section 4.02(a)(ii) shall be construed to permit or waive any Default or Event of Default arising from any Disposition not permitted under the terms of this Agreement.

(iii) Within five (5) Business Days of the receipt by any Credit Party or, if permitted under the Vireo Intercreditor Agreement, Vireo Guarantor of any Net Casualty Proceeds from any Casualty Event in excess of $1,000,000, the Borrower shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Casualty Proceeds in excess of $1,000,000, to be applied as set forth in Section 4.02(c); provided that the Borrower may, at its option by notice in writing to the Administrative Agent no later than thirty (30) days following the occurrence of the Casualty Event resulting in such Net Casualty Proceeds, apply such Net Casualty Proceeds to the rebuilding or replacement of such damaged, destroyed or condemned assets or property so long as such Net Casualty Proceeds are in fact used to commence the rebuilding or replacement of the damaged, destroyed or condemned assets or property within twelve months following the receipt of such Net Casualty Proceeds, with the amount of Net Casualty Proceeds unused after such period to be applied as set forth in Section 4.02(c); provided, that (A) the amount of Net Casualty Proceeds not applied as a prepayment of Loans under this clause (iii) as result of the dollar threshold set forth above shall not exceed $1,000,000 in the aggregate during the immediately preceding ~~twelve-month period~~12-month period, and (B) and no Net Casualty Proceeds that are allowed to be retained or otherwise used to rebuild or replace any such assets or property by any Vireo Guarantor pursuant to the Vireo Credit Documents shall be required to prepay the Loans. Nothing in this Section 4.02(a)(iii) shall be construed to permit or waive any Default or Event of Default arising from, directly or indirectly, any Casualty Event.

(iv) Within five (5) Business Days of the receipt by any Credit Party of any Net Equity Proceeds from the issuance of any Capital Stock (other than Excluded Issuances) in excess of $1,000,000, the Borrower shall, if an Event of Default has occurred and is continuing, prepay the Loans in an amount equal to one hundred percent (100%) of such Net Equity Proceeds in excess of $1,000,000, to be applied as set forth in Section 4.02(c). Nothing in this Section 4.02(a)(iv) shall be construed to permit or waive any Default or Event of Default arising, directly or indirectly, from any such issuance of Capital Stock.

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(v) Within five (5) Business Days of the receipt by any Credit Party of any proceeds from any Extraordinary Receipts in excess of $5,000,000, the Borrower shall, if an Event of Default has occurred and is continuing, prepay the Loans in an amount equal to one hundred percent (100%) of such Extraordinary Receipts in excess of $5,000,000, to be applied as set forth in Section 4.02(c); provided, that the amount of Extraordinary Receipts not applied as a prepayment of Loans under this clause (v) as result of the dollar threshold set forth above shall not exceed $5,000,000 in the aggregate during the immediately preceding twelve-month period. Nothing in this Section 4.02(a)(v) shall be construed to permit or waive any Default or Event of Default arising, directly or indirectly, from any event or circumstance giving rise to any Extraordinary Receipts.

(vi) Immediately upon any acceleration of the Maturity Date of any Loans pursuant to Section 10.02, the Borrower shall repay all the Loans, unless only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be repaid).

(b) Option to Decline Prepayment. Notwithstanding anything to the contrary herein, any mandatory prepayment pursuant to Section 4.02(a) may be declined in whole or in part by any Lender without prejudice to such Lender’s rights hereunder to accept or decline any future payments in respect of any mandatory prepayment. The Borrower shall notify the Administrative Agent on or before receipt of any proceeds giving rise to each such mandatory prepayment. If a Lender chooses not to accept payment in respect of a mandatory prepayment, in whole or in part, the other Lenders that accept such mandatory prepayment shall have the option to share such proceeds on a pro rata basis (and if declined by all Lenders, such declined proceeds shall be retained by the Borrower). Each Lender shall have until 11:00 am on the Business Day immediately preceding the Business Day on which such prepayment is due to inform the Administrative Agent of its decision to decline such prepayment (and any election by a Lender delivered prior to such time can be rescinded by such Lender at its discretion until such time). The Administrative Agent shall endeavor to inform the Borrower of the decision of the Lenders on or before the Business Day on which such prepayment is due, but the failure to inform the Borrower shall not result in a breach of this Agreement or elimination of the requirement of the Borrower to make such prepayment.

(c) Application of Payments. With respect to each prepayment of the Loans required by Section 4.02(a), the amounts prepaid shall be applied, so long as no Application Event shall have occurred and be continuing, first to pay any fees and expenses of the Agents and the Lenders under the Credit Documents until paid in full, second to any accrued and unpaid interest on the Loans on a ratable basis until paid in full and thereafter to the outstanding principal on the Loans on a ratable basis until the Loans are paid in full. If no Event of Default shall have occurred and be continuing at the time of the applicable prepayment, the references to the Loans in the immediately preceding sentence shall refer first to the 2020 Loans, second to the 2021 Loans and then, pro rata, to the Initial Restatement Advance Loans ~~and~~, the Incremental Advance Loans and the Second Incremental Term Loans.

(d) Application of Collateral Proceeds. Notwithstanding anything to the contrary in Section 4.01 or this Section 4.02, all proceeds of Collateral received by the Collateral Agent or any other Person pursuant to the exercise of remedies against the Collateral, and all payments received upon and after the acceleration of any of the Obligations (an “Application Event”) shall be applied as follows (subject to adjustments pursuant to any agreements entered into among the Lenders):

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(i) first, to pay any costs and expenses of the Agents (in their respective capacities as Agents) and fees then due to the Agents (in their respective capacities as Agents) under the Credit Documents, including any indemnities then due to any Agents (in their respective capacities as Agents) under the Credit Documents, until paid in full,

(ii) second, to pay any fees and premiums then due to the Agents (in their respective capacities as Agents) under the Credit Documents until paid in full,

(iii) third, ratably to pay any costs, expense reimbursements, fees or premiums of Lenders and indemnities then due to any of the Lenders under the Credit Documents until paid in full,

(iv) fourth, ratably to pay interest due in respect of the outstanding Loans until paid in full,

(v) fifth, ratably to pay the outstanding principal balance of the Loans in the inverse order of maturity until the Loans are paid in full,

(vi) sixth, to pay any other Obligations, and

(vii) seventh, to the Borrower or such other Person entitled thereto under Applicable Law.

SECTION 4.03 Payment of Obligations; Method and Place of Payment.

(a) The obligations of each Credit Party, Opco Mortgagor ~~and~~, Pledgor and Vireo Guarantor hereunder and under each other Credit Document are not subject to counterclaim, set-off, rights of rescission, or any other defense. Subject to Section 4.03(b), and except as otherwise specifically provided herein, all payments under any Credit Document shall be made by the Borrower, without set-off, rights of rescission, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Secured Parties entitled thereto, not later than 5:00 p.m. on the date when due and shall be made in immediately available funds in Dollars to the Administrative Agent. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 5:00 p.m., on such day) like funds relating to the payment of principal or interest or Fees ratably to the Secured Parties entitled thereto.

(b) For purposes of computing interest or fees, any payments under this Agreement that are made later than 5:00 p.m., shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall continue to accrue during such extension at the applicable rate in effect immediately prior to such extension.

(c) The Borrower shall make each payment under any Credit Document by wire transfer to such deposit account as the Administrative Agent shall notify the Borrower in writing from time to time within a reasonable time prior to such payment.

(d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (i) the Borrower has not in fact made such payment; (ii) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (iii) the Administrative Agent has for any reason otherwise erroneously made such payment, then each applicable Lender severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

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SECTION 4.04 Taxes.

(a) Any and all payments by or on account of any obligation of any Credit Party, Opco Mortgagor ~~and/or~~, Pledgor or Vireo Guarantor under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party, Opco Mortgagor ~~and/or~~, Pledgor or Vireo Guarantor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 4.04) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) The Credit Parties, Opco Mortgagors ~~and~~, Pledgors and Vireo Guarantors shall timely pay, and shall authorize the Administrative Agent to pay in their name, to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. As soon as practicable after the date of any payment of Taxes or Other Taxes by any Credit Party, Opco Mortgagor ~~and/or~~, Pledgor or Vireo Guarantor, the Credit Parties, Opco Mortgagors ~~and/or~~, Pledgors or Vireo Guarantors shall furnish to the Administrative Agent, at its address referred to in Section 12.02, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment reasonably satisfactory to the Administrative Agent.

(c) The Credit Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.04) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.06(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 4.04(d).

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(e) As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 4.04, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 4.04(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

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(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code in customary form consistent with the Model Credit Agreement Provisions of the Loan Syndications and Trading Association (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

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(g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund or credit of any Taxes as to which it has been indemnified pursuant to this Section 4.04 (including by the payment of additional amounts pursuant to this Section 4.04), it shall pay to the indemnifying party an amount equal to such refund or credit (but only to the extent of indemnity payments made under this Section 4.04 with respect to the Taxes giving rise to such refund or credit), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 4.04(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund or credit to such Governmental Authority. Notwithstanding anything to the contrary in this Section 4.04(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 4.04(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund or credit had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Reserved.

(i) Each party’s obligations under this Section 4.04 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all obligations under any Credit Document.

SECTION 4.05 Reserved.

SECTION 4.06 Computations of Interest and Fees. With respect to the 2020 Loans and the 2021 Loans, all interest and fees shall be computed on the basis of the actual number of days occurring during the period for which such interest or fee is payable over a year comprised of 360 days, ~~and~~ with respect to the Initial Restatement Advance Loans and the Incremental Advance Loans, all interest and fees shall be computed on the basis of the actual number of days occurring during the period for which such interest or fee is payable over a year comprised of 365-366 days, as applicable, and with respect to the Second Incremental Term Loans, all interest and fees shall be computed as set forth in the Joinder Agreement for the Second Incremental Term Loans. Payments due on a day that is not a Business Day shall (except as otherwise required by) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment. Each determination by the Administrative Agent of an interest rate and Fees hereunder shall be presumptive evidence of the correctness of such rates and Fees, absent manifest error.

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ARTICLE V
Conditions Precedent to Signing, Restatement of the Original Credit Agreement and Funding of the Loans

SECTION 5.01 Signing Date. This Agreement shall be deemed executed by the parties hereto on the Signing Date upon the fulfillment, to the satisfaction of the Agents and each Lender, of each of the following conditions precedent on or before the Signing Date:

(a) Credit Documents. The Administrative Agent shall have received each of the following Credit Documents, duly executed by an Authorized Officer of each Credit Party party thereto and each other Person party thereto:

(i) this Agreement;

(ii) the Security Agreement; and

(iii) the Canadian Security Agreement.

(b) Resolutions. The Administrative Agent shall have received resolutions of each Credit Party’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Credit Documents applicable to such Person and the execution, delivery and performance of each Credit Document, in each case, to be executed by such Person.

SECTION 5.02 Restatement Date. The effectiveness of this Agreement, and the obligation of each Lender to make the Loans on the Restatement Date as provided for hereunder is subject to the fulfillment, to the satisfaction of the Agents and each Lender, of each of the following conditions precedent on or before the Restatement Date, unless any such condition is waived in accordance with Section 12.01:

(a) Signing Date Credit Documents. Each Credit Party shall have affirmed its execution of each of Credit Documents it executed on the Signing Date in writing.

(b) Credit Documents. The Administrative Agent shall have received the following documents, duly executed by an Authorized Officer of each applicable Credit Party and each other relevant party:

(i) the Notes;

(ii) except as otherwise provided in Section ~~8.17~~8.15, the Security Documents (other than the Security Agreement and the Canadian Security Agreement); and

(iii) except as otherwise provided in Section ~~8.17~~8.15, each other Credit Document.

(c) Collateral.

(i) All Capital Stock, other than Excluded Property, of each Credit Party and Subsidiary (other than Parent) shall have been pledged pursuant to the Security Documents and the Collateral Agent shall have received all certificates, if any, representing such securities pledged under the Security Documents, accompanied by customary instruments of transfer and undated stock powers endorsed in blank.

(ii) All Capital Stock of the Opcos and certain other Persons owned by a Pledgor and not pledged as of the Restatement Date shall have been pledged pursuant to an amendment of the Individual Pledge Agreement, in form and substance reasonably satisfactory to the Administrative Agent.

(iii) Except as otherwise provided in Section ~~8.17~~8.15, the Collateral Agent shall have received the results of a search of the UCC and PPSA filings (or equivalent filings), in addition to tax Lien, judgment Lien, bankruptcy and litigation searches made with respect to each Credit Party, together with copies of the financing statements and other filings (or similar documents) disclosed by such searches, and accompanied by evidence reasonably satisfactory to the Collateral Agent that the Liens indicated in any such financing statement and other filings (or similar document) are Permitted Liens or have been released or will be released substantially simultaneously with the making of the Loans hereunder.

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(iv) The Collateral Agent shall have received evidence, in form and substance reasonably satisfactory to the Collateral Agent, that appropriate UCC and PPSA (or equivalent) financing statements (including fixture filings) have been duly filed in such office or offices as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the Collateral Agent’s Liens in and to the Collateral and certified searches reflecting the filing of all such financing statements.

(d) Legal Opinions. The Administrative Agent shall have received an executed legal opinion of Dorsey & Whitney LLP, counsel to the Credit Parties, Brotschul Potts LLC, local Illinois counsel to the Credit Parties, and Fasken Martineau DuMoulin LLP, Canadian counsel to the Credit Parties, which opinions shall be addressed to the Agents and the Secured Parties and shall be in form and substance reasonably satisfactory to the Administrative Agent.

(e) Secretary’s Certificates. The Administrative Agent shall have received a certificate for each Credit Party, dated May 20, 2021, duly executed and delivered by such Credit Party’s secretary or assistant secretary, managing director, managing member or general partner, as applicable, as to:

(i) resolutions of each such Person’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Credit Documents applicable to such Person and the execution, delivery and performance of each Credit Document, in each case, to be executed by such Person;

(ii) the incumbency and signatures of its Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to each Credit Document to be executed by such Person and a list of all officers and directors of the Credit Parties; and

(iii) each such Person’s Organization Documents, as amended, modified or supplemented as of Restatement Date, certified by the appropriate officer or official body of the jurisdiction of organization of such Person, which certificates shall provide that each Secured Party may conclusively rely thereon until it shall have received a further certificate of the secretary, assistant secretary, managing director managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person as provided in Section 8.01(h).

(f) Other Documents and Certificates. The Administrative Agent shall have received the following documents and certificates, each of which shall be dated May 20, 2021 and duly executed by an Authorized Officer of each applicable Credit Party, in form and substance reasonably satisfactory to the Administrative Agent:

(i) a certificate of an Authorized Officer of Parent, certifying as to such items as reasonably requested by the Collateral Agent, including without limitation:

(A) the receipt of all required approvals and consents of all Governmental Authorities and other third parties, if applicable, with respect to the consummation of the Transactions and the operation of the Credit Parties’ business, each of which shall be attached thereto and certified as being true, complete and correct copies thereof;

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(B) both before and after giving effect to the Transactions, including the borrowing of the Loans on the Restatement Date, (1) no Default or Event of Default shall have occurred, (2) no default, event of default or material breach under any Material Contract shall have occurred and (3) each Material Contract remains in full force and effect and no Credit Party or Subsidiary has received any notice of termination or non-renewal from the other party thereto; and

(C) the representations and warranties set forth in Article VII are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof);

(ii) reserved;

(iii) (A) certificates of good standing or letter or certificate of status (or the local equivalent thereof, if applicable) with respect to each Credit Party, each dated within a recent date on or prior to the Restatement Date, such certificates to be issued by the appropriate officer or official body of the jurisdiction of organization of such Credit Party, which certificate shall indicate that such Credit Party is in good standing (or the local equivalent thereof, if applicable) in such jurisdiction, and (B) certificates of good standing or status (or the local equivalent thereof, if applicable) with respect to each Credit Party, each dated within a recent date prior to the Restatement Date, such certificates to be issued by the appropriate officer of the jurisdictions where such Credit Party is qualified to do business as a foreign entity, which certificate shall indicate that such Credit Party is in good standing (or the local equivalent thereof, if applicable) in such jurisdictions; and

(iv) a certificate detailing the planned distribution of proceeds from the Loans and a funds flow memorandum (to be prepared by the Administrative Agent) detailing the sources and uses of the Transactions.

(g) Solvency. The Administrative Agent shall be reasonably satisfied, based on financial statements (actual and pro forma), projections and other evidence provided by Credit Parties, or requested by the Administrative Agent, that Parent and its Subsidiaries (on a consolidated basis), after incurring the Loans, will be Solvent and the Administrative Agent shall have received and shall be reasonably satisfied with a Solvency Certificate of an Authorized Officer of Parent, on behalf of the Credit Parties, confirming the solvency of the Consolidated Companies (on a consolidated basis) after giving effect to the Transactions.

(h) Financial Information.

(i) The Administrative Agent shall have received a certificate in form and substance reasonably satisfactory to it, dated May 20, 2021 and properly executed by an Authorized Officer of Parent, attaching the financial projections of the Consolidated Companies for each fiscal year of the Consolidated Companies during the period from the Restatement Date through December 31, 2022 (the “Projections”) along with a balance sheet of the Consolidated Companies prepared on a Pro Forma Basis giving effect to the Transactions (including actual results for the twelve months ending February 28, 2021) (the “Pro Forma Balance Sheet”), each in form and substance reasonably satisfactory to the Administrative Agent. Such certificate shall contain a certification, with respect to the Projections and the Pro Forma Balance Sheet, consistent with the representations and warranties set forth in Section 7.08.

(ii) The Administrative Agent shall have received copies of the consolidated and consolidating balance sheets of the Consolidated Companies, and the related consolidated and consolidating statements of income and cash flows of the Consolidated Companies for the fiscal year ending December 31, 2020, such consolidated statements audited and certified without qualification, or exception as to the scope of such audit, by an independent public accounting firm reasonably acceptable to the Administrative Agent, together with a management discussion and analysis (with reasonable detail and specificity) of the results of operations for the fiscal periods reported.

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(i) Insurance. Except as otherwise provided in Section ~~8.17~~8.15, the Collateral Agent shall have received a certificate of insurance, together with the endorsements thereto, naming the Collateral Agent as an additional insured on behalf of the Lenders and lender loss payee as to casualty insurance, in each case, as to the insurance required by Section 8.03, in form and substance reasonably satisfactory to the Administrative Agent.

(j) Payment of Outstanding Indebtedness. (a) On the Restatement Date, the Credit Parties and each of their respective Subsidiaries shall have no outstanding Indebtedness other than the Loans hereunder and the Indebtedness (if any) listed on Schedule 7.24 or otherwise permitted by Section 9.01, and the Administrative Agent shall have received copies of all documentation and instruments evidencing the discharge of all Indebtedness paid off in connection with the Transactions and the transactions contemplated by this Agreement, and (b) all Liens (other than Permitted Liens) securing payment of any such Indebtedness shall have been released and the Administrative Agent shall have received pay-off letters, all form UCC-3 and PPSA3C termination statements, all releases or terminations of intellectual property security agreements and other instruments as may be reasonably requested by the Administrative Agent in connection therewith.

(k) Material Adverse Effect. The Administrative Agent shall have determined that, both immediately before and immediately after giving effect to the Transactions, no Material Adverse Effect has occurred since December 31, 2020 that is continuing.

(l) Fees, Expenses and Interest. Each of the Agents and Lenders shall have received, for its own respective account, (i) all documented fees and reasonable and documented expenses due and payable to such Person hereunder, and (ii) the reasonable and documented fees, costs and expenses due and payable to such Person pursuant Sections 3.01 and 12.05 (including the reasonable fees, disbursements and other charges of counsel).

(m) Patriot Act; Proceeds of Crime Act Compliance and Reference Checks. The Administrative Agent shall have received completed reference checks with respect to each Credit Party’s senior management, and any required Patriot Act and Proceeds of Crime Act compliance, the results of which are reasonably satisfactory to the Administrative Agent in its sole discretion.

(n) Due Diligence. The Administrative Agent shall have completed and be reasonably satisfied its business, legal, and collateral due diligence on Parent and its Subsidiaries, including: (i) corporate, capital and legal structure of Parent and its Subsidiaries; (ii) securities, labor, insurance, tax, litigation and environmental matters; (iii) review of all third party reports; and (iv) an independent quality of earnings report, a third-party accounting review and the results of the Borrower’s pipeline and backlog.

(o) Material Contracts. The Administrative Agent shall have received copies of each Material Contract (if written), and the results of the Administrative Agent’s review thereof shall be reasonably satisfactory to the Administrative Agent.

(p) No Default, Representations and Warranties and No Injunctions.

(i) No Default or Event of Default shall have occurred and be continuing;

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(ii) all representations and warranties made by each Credit Party and Pledgor contained herein or in the other Credit Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case, with the same effect as though such representations and warranties had been made on and as of the Restatement Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof));

(iii) no injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the Transactions shall have been issued and remain in force by any Governmental Authority against any Credit Party, any Pledgor, any Agent or any Lender; and

(iv) there shall be no order or injunction or pending litigation in which there is a reasonable possibility of a decision that could reasonably be expected to have a Material Adverse Effect on Parent and its Subsidiaries, taken as a whole, or on any Opco Mortgagor or Pledgor, and no pending litigation seeking to prohibit, enjoin or prevent any of the Transactions.

(q) Loan Amount. The aggregate principal amount of the 2021 Loans funded on the Restatement Date shall not exceed $100,000,000.

(r) New Mortgages. The Administrative Agent shall have received, with respect to each Mortgaged Property (other than any Mortgaged Property that was subject to a Mortgage in favor of the Collateral Agent prior to the Restatement Date), each of the following (except as otherwise set forth on Schedule ~~8.17~~8.15), in form and substance reasonably satisfactory to the Administrative Agent:

(i) an executed Mortgage;

(ii) evidence that a counterpart of such Mortgage has been recorded, or that arrangements for recording reasonably satisfactory to the Administrative Agent have been made, in the place necessary, in the Administrative Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of the Administrative Agent for the benefit of itself, the Lenders and the other Secured Parties; and

(iii) an ALTA or other mortgagee’s title insurance policy with respect to such Mortgage.

(s) Mortgage Amendments. The Administrative Agent shall have received, with respect to each Mortgaged Property that was subject to a Mortgage in favor of the Collateral Agent prior to the Restatement Date, each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(i) an executed amendment to the Mortgage with respect to such Mortgaged Property;

(ii) evidence that a counterpart of such amendment to such Mortgage has been recorded, or that arrangements for recording reasonably satisfactory to the Administrative Agent have been made, in the place necessary, in the Administrative Agent’s reasonable judgment, to continue to create a valid and enforceable first priority Lien in favor of the Administrative Agent for the benefit of itself, the Lenders and the other Secured Parties; and

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(iii) an ALTA or other mortgagee’s title insurance policy with respect to such Mortgage (or a date-down endorsement with respect to the existing mortgagee’s title insurance policy that was issued with respect to such Mortgage).

(t) Signing Date Updates. The Administrative Agent shall have received such updates and corrections to the Schedules to this Agreement and the Security Agreement, the resolutions provided on the Signing Date and the signature pages executed on the Signing Date, and such corrective amendments to this Agreement and the Security Agreement, as it shall reasonably request.

(u) Borrowing Request. The Borrower shall have delivered the borrowing request required pursuant to Section 2.05(a); provided, that such written request shall not be delivered by the Borrower until such time that the Administrative Agent has notified the Borrower that the Administrative Agent is holding in escrow signed copies of the documents required to be delivered pursuant to this Section 5.01 (other than the delivery of such borrowing request) and that the other conditions precedent set forth in this Section 5.01 have been satisfied to the satisfaction of the Administrative Agent.

SECTION 5.03 Third Amendment Effective Date. The effectiveness of the Third Amendment, and the obligation of each Lender to make the Initial Restatement Advance Loans on the Third Amendment Effective Date as provided for hereunder are subject to the fulfillment of the conditions precedent set forth in the Third Amendment.

SECTION 5.04 Conditions to the Incremental Advance Loans and the Second Incremental Term Loans. The obligation of each Incremental Advance Lender to make the Incremental Advance Loans on the Incremental Advance Commitment Effective Date, and the obligation of each Second Incremental Term Loan Lender to make the Second Incremental Term Loan Loans on the Second Incremental Term Loan Commitment Effective Date, as the case may be, as provided for hereunder is subject to the fulfillment, to the satisfaction of the Agents and each Lender, of each of the following conditions precedent on or before the Incremental Advance Commitment Effective Date or the Second Incremental Term Loan Commitment Effective Date, as the case may be, unless any such condition is waived in accordance with Section 12.01:

(a) no Default or Event of Default shall have occurred and be continuing on the Incremental Advance Commitment Effective Date and after giving effect to the Incremental Advance Loans or the Second Incremental Term Loan Commitment Effective Date and after giving effect to the Second Incremental Term Loans, as the case may be;

(b) all representations and warranties made by each Credit Party, Opco Mortgagor ~~and~~, Pledgor and Vireo Guarantor contained herein or in the other Credit Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case, with the same effect as though such representations and warranties had been made on and as of the Incremental Advance Commitment Effective Date or the Second Incremental Term Loan Commitment Effective Date, as the case may be (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof));

(c) no injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the Transactions shall have been issued and remain in force by any Governmental Authority against any Credit Party, ~~any~~ Opco Mortgagor ~~and any~~, Pledgor~~, any~~ or Vireo Guarantor, Agent or ~~any~~ Lender; and

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(d) there shall be no order or injunction or pending litigation in which there is a reasonable possibility of a decision that could reasonably be expected to have a Material Adverse Effect, and no pending litigation seeking to prohibit, enjoin or prevent any of the Transactions;

(e) the Administrative Agent shall have received one or more Joinder Agreements contemplated above, providing for Incremental Advance Commitments or the Second Incremental Term Loan Commitments, as the case may be, in the applicable amount;

(f) the Administrative Agent shall have received such legal opinions, Mortgage amendments, title policy updates and other agreements, instruments and documents requested by the Administrative Agent, or the Incremental Advance Lenders or the Second Incremental Term Loan Lenders, as the case may be, in connection therewith; and

(g) the Administrative Agent shall have (i) if applicable, received the information and other documentation and information required to be delivered pursuant to the definition of Permitted Acquisition in the time provided therein and (ii) syndicated the Incremental Advance Commitments or the Second Incremental Term Loan Commitments, as the case may be, in the aggregate amount requested by the Borrower.

ARTICLE VI
Guarantee

SECTION 6.01 Guarantee.

(a) To induce the Lenders to make the Loans and each other Secured Party to make credit available to or for the benefit of one or more Credit Parties, each Guarantor party to this Agreement hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Credit Document, of all the Obligations of the Borrower and of the other Guarantors whether existing on the Original Closing Date or hereinafter incurred or created (the “Guarantor Obligations”, which in no event shall include any Excluded Hedging Obligations). The Guarantor Obligations shall include, without limitation, interest accruing at the then applicable rate provided herein after the maturity thereof and interest accruing at the then applicable rate provided herein after the commencement of any Insolvency Event relating to the Borrower or any other Credit Party, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement or any other Credit Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel and other advisors retained by, or for the benefit of, the Agents or to the other Secured Parties that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements) and all obligations and liabilities of such Guarantor that arise or may arise under or in connection with this Agreement or any other Credit Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel and other advisors retained by, or for the benefit of, the Agents or the other Secured Parties that are required to be paid by such Guarantor pursuant to the terms of any such Credit Document) whether or not claims for any such amounts are allowed or allowable in any Insolvency Event. Each Guarantor’s guarantee hereunder constitutes a guarantee of payment and not of collection. Each Guarantor acknowledges that it will derive a material benefit, directly or indirectly, from the making of the Loans to the Borrower hereunder.

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(b) Any term or provision of this Agreement or any other Credit Document to the contrary notwithstanding, the maximum aggregate amount for which any Guarantor shall be liable under this guarantee shall not exceed the maximum amount for which such Guarantor can be liable without rendering the obligations of such Guarantor under this Agreement or any other Credit Document, as it relates to such Guarantor, subject to avoidance under Applicable Laws relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable Applicable Laws) (collectively, the “Fraudulent Transfer Laws”). Any analysis of the provisions of this Article VI for purposes of the Fraudulent Transfer Laws shall take into account the right of contribution established in Section 6.02 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under this Article VI.

(c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this guarantee or affecting the rights and remedies of any Secured Party hereunder.

(d) This guarantee shall remain in full force and effect until the Termination Date occurs, notwithstanding that from time to time during the term of this Agreement no Guarantor Obligations may be outstanding.

(e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, and each Guarantor shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date occurs.

SECTION 6.02 Guarantee Absolute and Unconditional. Each Guarantor waives to the fullest extent permitted by Applicable Law any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon this Agreement or acceptance of the guarantee contained in this Article VI. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Article VI and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Article VI. Each Guarantor, to the fullest extent permitted by Applicable Law, waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor waives, to the fullest extent permitted by law, any right such Guarantor may now have or hereafter acquire to revoke, rescind, terminate or limit (except as expressly provided herein) the guarantee set forth in this Article VI or any of its obligations hereunder. Each Guarantor understands and agrees, to the fullest extent permitted by Applicable Law, that the guarantee set forth in this Article VI shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, enforceability or avoidability of this Agreement or any other Credit Document, any of the Guarantor Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower with respect to any Obligations, or of such Guarantor under this guarantee, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Guarantor Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

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SECTION 6.03 Reinstatement. The guarantee set forth in this Article VI shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guarantor Obligations is rescinded or must otherwise be restored or returned by any Secured Party, including, without limitation, upon the insolvency, bankruptcy, examinership, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, examiner, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 6.04 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent, for the benefit of the Lenders, without set-off or counterclaim in Dollars in accordance with Section 4.03(c).

SECTION 6.05 Taxes. Each payment of the Guarantor Obligations will be made by each Guarantor subject to the same provisions as are set forth in Section 4.04.

SECTION 6.06 Joint and Several (Canada). Notwithstanding the foregoing or any other provision contained herein or in any other Credit Document, if a “secured creditor” (as that term is defined under the Bankruptcy and Insolvency Act (Canada)) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint and several basis, then such Person’s Obligations (and the Obligations of each other Canadian Credit Party), to the extent such Obligations are secured, shall be several obligations and not joint and several obligations.

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ARTICLE VII
Representations, Warranties and Agreements

In order to induce the Lenders to enter into this Agreement and continue the Loans as provided for herein, the Credit Parties make the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans:

SECTION 7.01 Status. Each Credit Party (a) is a duly organized or formed and validly existing limited liability company, unlimited liability company or other registered entity in good standing (or local law equivalent, if applicable) under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing (or local law equivalent, if applicable) in all other jurisdictions where it does business or owns assets, except, in the case of this clause (b), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

SECTION 7.02 Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered the Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

SECTION 7.03 No Violation. None of (a) the execution, delivery and performance by any Credit Party of the Credit Documents to which it is a party and compliance with the terms and provisions thereof, (b) the consummation of the Transactions, or (c) the consummation of the other transactions contemplated hereby or thereby on the relevant dates therefor will (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority, other than U.S. Federal Cannabis Laws, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Liens created under the Credit Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other Material Contract, in the case of any of clauses (A) and (B) to which any Credit Party is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organization Documents or Permit of any Credit Party, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (ii), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

SECTION 7.04 Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of any Credit Party, threatened, litigation, action, proceeding or labor controversy (including without limitation, strikes, lockouts or slowdowns against the Credit Parties) (a) which could reasonably be expected to have a Material Adverse Effect, (b) which purports to affect the legality, validity or enforceability of any Credit Document or the Transactions or (c) relating to any Indebtedness or purported Indebtedness of any Credit Party in excess of $5,000,000 for any such Indebtedness (except as described in Section (c) of Schedule 7.04). There is no outstanding judgment rendered by any court or tribunal against any Credit Party which could reasonably be expected to have a Material Adverse Effect.

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SECTION 7.05 Use of Proceeds; Regulations U and X. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 8.11. No Credit Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of the Loans will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with Regulation U or Regulation X.

SECTION 7.06 Approvals, Consents, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than (a) those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) the filing of UCC financing statements and other equivalent filings for foreign jurisdictions, and (c) the filings or other actions necessary to perfect Liens under the Credit Documents) is required for the consummation of the Transactions or the due execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, or for the due execution, delivery or performance of the Credit Documents, in each case by any of the Credit Parties party thereto. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by the Credit Parties of their Obligations under the Credit Documents.

SECTION 7.07 Investment Company Act. No Credit Party or Subsidiary is, or will be after giving effect to the Transactions and the transactions contemplated under the Credit Documents, an “investment company” or a company “controlled” by a Person required to be registered as an “investment company”, within the meaning of the Investment Company Act of 1940.

SECTION 7.08 Accuracy of Information. None of the factual information and data (taken as a whole) at any time furnished by any Credit Party, any of their respective Subsidiaries or any of their respective authorized representatives in writing to any Agent or any Lender (including all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any of the Transactions contains any untrue statement of a material fact or omits to state any material fact necessary to make such information and data (taken as a whole) not materially misleading, in each case, at the time such information was provided in light of the circumstances under which such information or data was furnished; provided that, to the extent any such information was based upon or constitutes a forecast or projection, the Credit Parties represent only that such projections and forecasts reflect the best available estimates of future financial performance and the Credit Parties acted in good faith and utilized assumptions believed to be reasonable at the time made and due care in the preparation of such information, it being understood that (a) such projections and forecasts are as to future events and are not to be viewed as facts, and that actual results during the period or periods covered by any such projections and forecasts may differ significantly from the projected and forecasted results and such differences may be material and (b) forecasts and projections are subject to uncertainties and contingencies and no assurance can be given that any forecast or projection will be realized.

SECTION 7.09 Financial Condition; Financial Statements. The tax returns and financial statements delivered to the Administrative Agent present fairly in all material respects the financial position and results of operations of Parent and its Subsidiaries at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year-end audit adjustments and to the absence of footnotes. The tax returns, financial statements and all of the balance sheets, all statements of income and of cash flow and all other financial information furnished pursuant to Section 8.01 have been and will for all periods following the Restatement Date be prepared in accordance with IFRS, consistently applied. All of the financial information to be furnished pursuant to Section 8.01 will present fairly in all material respects the financial position and results of operations of Parent and its Subsidiaries at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year-end audit adjustments and to the absence of footnotes. None of the Credit Parties has any Indebtedness or other material obligations or liabilities, direct or contingent that, either individually or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect.

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SECTION 7.10 Tax Returns and Payments. Each Credit Party has timely filed or caused to be timely filed all material Tax returns and reports required to have been filed (and all such Tax returns are true complete and correct in all material respects) and has paid or caused to be paid all material Taxes required to have been paid by it that are due and payable, except Taxes (or any requirement to file Tax returns with respect thereto) that are being contested in good faith by appropriate proceedings and for which such Credit Party has set aside on its books adequate reserves in accordance with IFRS. There are no proposed or pending tax assessments, deficiencies, audits or other proceedings with respect to any material amount of Taxes except such assessments, deficiencies, audits or other proceedings that relate to Taxes that are being contested in good faith by appropriate proceedings and for which the Credit Party has set aside on its books adequate reserves in accordance with IFRS. None of the Credit Parties has ever “participated” in a “reportable transaction” within the meaning of Section 1.6011-4 of the Treasury Regulations. None of the Credit Parties is a party to any tax sharing or similar agreement. Except as permitted by Section 9.02(i), no Tax Lien has been filed and no material claim is being asserted, with respect to any such Tax, fee, or other charge.

SECTION 7.11 Compliance with ERISA: Canadian Pension Plans.

(a) Each Plan (and each related trust, insurance contract or fund) is in compliance with its terms and with ERISA, the Code and all Applicable Laws; no Reportable Event has occurred (or is reasonably expected to occur) with respect to any Pension Plan; each Plan (and each related trust, if any) that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service, and nothing has occurred subsequent to the issuance of such determination letter which would prevent, or cause the loss of, such qualification; no Plan is insolvent or in reorganization or in endangered or critical status within the meaning of Section 432 of the Code or Section 4241 or 4245 of Title IV of ERISA (or is reasonably expected to be insolvent or in reorganization), and no written notice of any such insolvency or reorganization has been given to any of the Credit Parties, any of their respective Subsidiaries or any ERISA Affiliate; no Pension Plan is, or is reasonably expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); no Pension Plan (other than a Multiemployer Plan) has failed to satisfy the minimum funding standard of Section 412 of the Code or Section 302 of ERISA (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA), or is reasonably expected to do so, and no Pension Plan has applied for or received a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code or Section 302, 303 or 304 of ERISA; no failure to make any required installment under Section 430(j) of the Code with respect to any Pension Plan or to make any required contribution to a Multiemployer Plan when due has occurred; none of the Credit Parties, any of their respective Subsidiaries or any ERISA Affiliate has incurred (or is reasonably expected to incur) any liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 436(f), 4971, 4975 or 4980 of the Code or has been notified in writing that it will incur any liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted (or are reasonably expected to be instituted) to terminate or to reorganize any Pension Plan or to appoint a trustee to administer any Pension Plan, and no written notice of any such proceedings has been given to any of the Credit Parties, any of their respective Subsidiaries or any ERISA Affiliate; no Lien imposed under the Code or ERISA on the assets of any of the Credit Parties, any of their respective Subsidiaries or any ERISA Affiliate exists (or is reasonably expected to exist) nor have the Credit Parties, any of their respective Subsidiaries or any ERISA Affiliate been notified in writing that such a Lien will be imposed on the assets of any of the Credit Parties, any of their respective Subsidiaries or any ERISA Affiliate on account of any Pension Plan; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; there has been no violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person with respect to any Plan for which any of the Credit Parties, any of their respective Subsidiaries or any ERISA Affiliate may be directly or indirectly liable; and none of the Credit Parties, any of their respective Subsidiaries nor any ERISA Affiliate has filed, or is considering filing, an application under the United States Internal Revenue Service Employee Plans Compliance Resolution System or the Department of Labor’s Voluntary Fiduciary Correction Program with respect to any Plan, except to the extent that a breach of any of the representations, warranties or agreements in this Section 7.11 could not result, individually or in the aggregate, in an amount of liability that would be reasonably expected to have a Material Adverse Effect. No Pension Plan (other than a Multiemployer Plan) has an Unfunded Current Liability that would, individually or when taken together with any other liabilities referenced in this Section 7.11, be reasonably expected to have a Material Adverse Effect. No employee welfare benefit plan within the meaning of §3(1) or §3(2)(B) of ERISA of any Credit Party or any of their respective Subsidiaries, provides benefit coverage subsequent to termination of employment except as required by Title I, Part 6 of ERISA or applicable state insurance laws. No liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA has been, or is reasonably expected to be, incurred, except as could not reasonably be expected to have a Material Adverse Effect. With respect to any Plan that is a Multiemployer Plan, the representations and warranties in this Section 7.11, other than any made with respect to (a) liability under Section 4201 or 4204 of ERISA or (b) liability for termination or reorganization of such Pension Plans under ERISA, are made to the best knowledge of the Credit Parties. To the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable requirements of Applicable Law and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that the failure so to comply could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. Neither any Credit Party nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan in an amount of liability that would be reasonably expected to have a Material Adverse Effect. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year of the Credit Party or Subsidiary, as applicable, on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by aa amount that would be reasonably expected to have a Material Adverse Effect.

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(b) Except to the extent that a breach of any of the representations, warranties or agreements in this Section 7.11(b) would not result, individually or in the aggregate, in an amount of liability that would be reasonably expected to have a Material Adverse Effect, (i) the Canadian Pension Plans of the Credit Parties are duly registered under the Tax Act (Canada) (if such registration is required) and under all other applicable laws which require registration and no event has occurred which would reasonably be expected to cause the loss of such registered status, (ii) all obligations of each of the Credit Parties (including fiduciary, funding, investment and administration obligations) required to be performed in connection with its Canadian Pension Plans and the funding agreements therefor have been performed on a timely basis and in compliance with the terms of such plans and agreements, any applicable collective bargaining agreement and all laws, (iii) all employer and employee payments, contributions or premiums to be remitted, paid to or in respect of each Canadian Pension Plan have been paid or remitted in a timely fashion in accordance with the terms thereof, any funding agreement and all applicable laws, (iv) no Canadian Pension Termination Event has occurred or is reasonably expected to occur and (v) no action has been taken (including the enactment of any corporate resolution) by any Credit Party to terminate or wind up (in whole or in part) any Canadian Defined Benefit Plan nor has any such Canadian Defined Benefit Plan been terminated or wound-up prior to the date hereof. No Credit Party maintains, contributes or sponsors or has any liability with respect to any Canadian Defined Benefit Plan.

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SECTION 7.12 Subsidiaries; Opcos. Schedule 7.12 identifies~~, as of the Third Amendment Effective Date,~~ the direct and indirect ownership interest of each of the Credit Parties, each Subsidiary thereof, each Opco, each Opco Mortgagor and each Person pledged pursuant to the Individual Pledge Agreement.

SECTION 7.13 Intellectual Property; Licenses, etc. Each Credit Party owns, or possesses the right to use, all of the trademarks, service marks, trade names, Internet domain names, copyrights and copyrightable works, patents, inventions, trade secrets, know-how, proprietary computer software, franchises, intellectual property licenses and other intellectual property rights, including all registrations and applications to register any of the foregoing and all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof (collectively, the “IP Rights”) that are reasonably necessary for the operation of their respective businesses. The conduct and operations of the businesses of each Credit Party, to its knowledge, do not infringe, misappropriate, dilute, or otherwise violate in any material respect any intellectual property owned by any other Person, no other Person has challenged in writing or questioned any right, title or interest of any Credit Party in any IP Rights of such Credit Party, and no Credit Party has received a written challenge from any other Person contesting the use of any IP Rights owned by such Credit Party or the validity or enforceability of such IP Rights. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of such Credit Party threatened. Schedule 7.13 is a complete and accurate list, as of the Third Amendment Effective Date, of (i) all IP Rights registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office or the Canadian Intellectual Property Office and owned by each Credit Party as of the Third Amendment Effective Date and (ii) all material license agreements or similar arrangements granting IP Rights of another Person to any Credit Party, other than software license agreement for “off-the-shelf” or “click-through” agreements. As of the Third Amendment Effective Date, none of the IP Rights owned by any Credit Party is subject to any licensing agreement, other than (i) non-exclusive licenses granted to customers in the ordinary business, or (ii) except as set forth on Schedule 7.13.

SECTION 7.14 Environmental Warranties.

(a) Except as set forth in Schedule 7.14:

(i) The Credit Parties, their Subsidiaries and their respective businesses, operations and Real Property are and have at all times during the Credit Parties’ or their Subsidiaries’ ownership, lease or operation thereof been in material compliance with, and the Credit Parties and their Subsidiaries have no material liability under, any applicable Environmental Law.

(ii) The Credit Parties and their Subsidiaries have obtained all material permits, licenses, certificates or authorizations required under Environmental Law (“Environmental Permits”) and necessary for the conduct of their businesses and operations, and the ownership, operation and use of their Real Property. The Credit Parties and their Subsidiaries are in material compliance with the terms and conditions of such Environmental Permits, and all such Environmental Permits are valid and in good standing.

(iii) There has been no Release or threatened Release or any handling, management, generation, treatment, storage or disposal of Hazardous Materials in, on, at, under, to, or from any Real Property presently or, to the knowledge of any Credit Party, formerly owned, leased or operated by any of the Credit Parties, their Subsidiaries or their respective predecessors in interest that has resulted in, or is reasonably expected to result in, material liability or obligations by any of the Credit Parties under Environmental Law or result in a material Environmental Claim.

(iv) There is no material Environmental Claim pending or, to the knowledge of the Credit Parties, threatened against any of the Credit Parties or their Subsidiaries, or relating to the Real Property currently or formerly owned, leased or operated by any of the Credit Parties or their Subsidiaries or relating to the operations of the Credit Parties or their Subsidiaries, and, to the knowledge of the Credit Parties, there are no actions, activities, circumstances, conditions, events or incidents that are reasonably likely to form the basis of a material Environmental Claim.

(v) No person with an indemnity, contribution or other obligation to any of the Credit Parties or their Subsidiaries relating to compliance with or liability under Environmental Law is in default with respect to any such indemnity, contribution or other obligation.

(vi) No Real Property owned, leased or operated by the Credit Parties or their Subsidiaries and, to the knowledge of the Credit Parties, no Real Property or facility formerly owned, leased or operated by any of the Credit Parties or any of their predecessors in interest is (i) listed or proposed for listing on the National Priorities List as defined in and promulgated pursuant to CERCLA or (ii) listed on the Comprehensive Environmental Response, Compensation and Liability Information System promulgated pursuant to CERCLA or (iii) included on any similar list maintained by any governmental or regulatory authority that indicates that any Credit Party or Subsidiary has or may have an obligation to undertake investigatory or remediation obligations under applicable Environmental Laws.

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(vii) No Lien has been recorded or, to the knowledge of any Credit Party, threatened under any Environmental Law with respect to any Real Property of the Credit Parties or their Subsidiaries.

(b) None of the matters, individually or in the aggregate, disclosed in Schedule 7.14 could reasonably be expected to have a Material Adverse Effect.

(c) The Credit Parties and their Subsidiaries have made available to the Administrative Agent all material reports, assessments, audits, studies and investigations in the possession, custody or control of the Credit Parties and their Subsidiaries concerning Environmental Claims or compliance with or liability or obligation under Environmental Law, including those concerning the condition of the Real Property or the existence of Hazardous Materials at Real Property or facilities formerly owned, operated, leased or used by any of the Credit Parties, their Subsidiaries or their predecessors-in-interest.

Any reference to “Subsidiaries” in this Section 7.14 shall, with respect to any Subsidiary that is not a Credit Party, be true and correct in all material respects with respect to such Subsidiary except to the extent the failure of such representation to be true and correct in all material respects with respect to such Subsidiary could not reasonably be expected to result in a Material Adverse Effect.

SECTION 7.15 Ownership of Properties. Set forth on Schedule 7.15 is a list of all Real Property owned by any of the Credit Parties that constitutes Collateral and all Real Property leased by any of the Credit Parties, indicating in each case whether the respective property is owned or leased, the identity of the owner or lessor and the location of the respective property. Each Credit Party owns (a) in the case of owned Real Property constituting Collateral, good and valid fee simple title to such Real Property, (b) in the case of owned personal property, good and valid title to such personal property, and (c) in the case of leased Real Property or material leased personal property, valid and enforceable (except as may be limited by bankruptcy, insolvency, examinership, moratorium, fraudulent conveyance or other laws applicable to creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity) leasehold interests (as the case may be) in such leased property, in each case, free and clear in each case of all Liens or claims, except for Permitted Liens.

SECTION 7.16 No Default. None of the Credit Parties is in default or material breach under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. On the Third Amendment Effective Date, after giving effect to the Transactions, none of the Credit Parties is in default under or with respect to any Contractual Obligation in respect of Indebtedness.

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SECTION 7.17 Solvency. On the Third Amendment Effective Date, after giving effect to the Transactions and the other transactions related thereto, Parent and its Subsidiaries, on a consolidated basis, are Solvent.

SECTION 7.18 Locations of Offices, Records and Collateral. The address of the principal place of business and chief executive office of each Credit Party is, and the books and records of each Credit Party and all of its Chattel Paper (as defined in the UCC) and records of Accounts (as defined in the UCC) are maintained exclusively in the possession of such Credit Party at, the address of such Credit Party specified in Schedule 7.18 (or, after the Third Amendment Effective Date, at such other address permitted by Section 5.3(a)(i) of the Security Agreement).

SECTION 7.19 Compliance with Laws and Permits; Authorizations.

(a) Each Credit Party and each of its Subsidiaries (a) is in material compliance with all Applicable Laws and Permits, including all applicable Canadian Cannabis Laws and U.S. State Cannabis Laws but excluding all U.S. Federal Cannabis Laws, and (b) has all requisite governmental licenses, Permits (including the Regulatory Licenses), authorizations, consents and approvals to operate its business as currently conducted, except in such instances in which (x) such requirement of Applicable Laws, Permits, government licenses, authorizations or approvals are being contested in good faith by appropriate proceedings diligently conducted or (y) the failure to have or comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No Credit Party has received any written notice that is outstanding or unresolved to the effect that its operations are not in material compliance with any Environmental Law or Permit or are the subject of any investigation by any Governmental Authority evaluating whether any cleanup or other action is needed to respond to a Release or impose further controls on any existing discharge of Hazardous Materials to the environment.

(b) No Credit Party, nor any Subsidiary, nor, to the knowledge of the Credit Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. No Credit Party is engaged in any Restricted Cannabis Activities.

(c) The Credit Parties and their Subsidiaries have conducted their business in compliance, to the extent applicable, with the United States Foreign Corrupt Practices Act of 1977, Canadian Economic Sanctions and Export Control Laws and the anti-bribery and anti-corruption laws of any jurisdictions applicable to the Credit Parties and their Subsidiaries, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

SECTION 7.20 No Material Adverse Effect. Since December 31, 2020, both immediately before and immediately after giving effect to the Transactions, (a) there has been no Material Adverse Effect, and (b) there has been no circumstance, event or occurrence, and no fact is known to the Credit Parties that could reasonably be expected to result in a Material Adverse Effect.

SECTION 7.21 Contractual or Other Restrictions. As of the Third Amendment Effective Date, no Credit Party or, with respect to clause (a) below, any of its Subsidiaries is a party to any agreement or arrangement or subject to any Applicable Law that limits its ability to (a) pay dividends to, or otherwise make Investments in or other payments to any Credit Party (except for such limitations set forth in the Credit Documents), (b) grant Liens in favor of the Collateral Agent or (c) perform the terms of the Credit Documents.

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SECTION 7.22 Collective Bargaining Agreements. Set forth on Schedule 7.22 as of the Third Amendment Effective Date is a list of all collective bargaining or similar agreements between or applicable to any Credit Party and any union, labor organization or other bargaining agent in respect of the employees of any Credit Party.

SECTION 7.23 Insurance. The properties of each Credit Party are insured with financially sound and reputable insurance companies not Affiliates of any Credit Party against loss and damage in such amounts, with such deductibles and covering such risks as are customarily carried by Persons of comparable size and of established reputation engaged in the same or similar businesses and owning similar properties in the general locations where such Credit Party operates. As of the Third Amendment Effective Date, Schedule 7.23 sets forth all insurance policies maintained by or on behalf of the Credit Parties, other than as otherwise set forth on Schedule 7.23. As of the Third Amendment Effective Date, all premiums with respect thereto that are due and payable have been duly paid and no Credit Party has received or has knowledge of any notice of violation or cancellation thereof and each Credit Party has complied in all material respects with the requirements of such policy.

SECTION 7.24 Evidence of Other Indebtedness. Schedule 7.24 is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any commitment for any extension thereof to, any Credit Party outstanding on the Third Amendment Effective Date which will remain outstanding after the Third Amendment Effective Date (other than this Agreement and the other Credit Documents), in each case, in excess of $1,000,000 and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement as of the Third Amendment Effective Date is correctly described in Schedule 7.24. As of the Third Amendment Effective Date, the aggregate principal amount of all Indebtedness of (and all commitments for extensions of credit to) the Credit Parties which is not disclosed on Schedule 7.24 by reason of the disclosure threshold set forth in the immediately preceding sentence does not exceed $5,000,000.

SECTION 7.25 Deposit Accounts and Securities Accounts. Set forth in Schedule 7.25, as updated from time to time pursuant to Section 8.01(c), is a list of all of the deposit accounts and securities accounts of each Credit Party, including, with respect to each bank or securities intermediary at which such accounts are maintained by such Credit Party (a) the name and location of such Person and (b) the account numbers of the deposit accounts or securities accounts maintained with such Person.

SECTION 7.26 Absence of any Undisclosed Liabilities. There are no material liabilities of any Credit Party of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in any such liabilities, other than those liabilities provided for or disclosed in the most recent financial statements delivered pursuant to Section 8.01.

SECTION 7.27 Material Contracts and Regulatory Matters.

(a) Schedule 7.27(a), as updated from time to time pursuant to Section 8.01(c), sets forth all Material Contracts (other than Opco Agreements) of the Credit Parties. As of the Third Amendment Effective Date, all Material Contracts are in full force and effect and no defaults currently exist thereunder.

(b) The Credit Parties hold the applicable Regulatory Licenses material for such Credit Party to conduct its Business. Each cannabis Regulatory License of each Credit Party, and each other Regulatory License material to the conduct of such Credit Party’s Business, is in full force and effect in all material respects and has not been revoked, suspended, cancelled, rescinded, terminated, modified and has not expired. There are no pending actions or actions threatened in writing by or before any Governmental Authority to revoke, suspend, cancel, rescind, terminate and/or materially adversely modify any Regulatory License. Schedule 7.27(b), as updated from time to time pursuant to Section 8.01(c), sets forth all Regulatory Licenses held by the Credit Parties.

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(c) Schedule 7.27(c), as updated from time to time pursuant to Section 8.01(c), sets forth all Opco Agreements to which a Credit Party is a party. As of the Restatement Date, all Opco Requirements have been satisfied except as otherwise set forth on Schedule 7.27(c).

SECTION 7.28 Anti-Terrorism Laws. No Credit Party or any Subsidiary is in violation of any Applicable Law relating to terrorism or money laundering including the Canadian Anti-Money Laundering & Anti-Terrorism Legislation (“Anti-Terrorism Laws”), including the Patriot Act and Executive Order No. 13224 on Terrorism Financing, effective September 24, 2001 (the “Executive Order”). No Credit Party, Subsidiary or agent acting or benefiting in any capacity in connection with the Loans is (a) a Person that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order, (c) a Person with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order, (e) a Person that is named as a “specially designated national and blocked person” on the most current list published by the United States Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list or (f) a Canadian Blocked Person. No Credit Party or Subsidiary or, to the Credit Parties’ knowledge, other agents acting or benefiting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in the preceding sentence, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in any property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Anti-Terrorism Laws. Notwithstanding the foregoing, the representations given in this Section 7.28 shall not be made by nor apply to any Person that qualifies as a corporation that is registered or incorporated under the laws of Canada or any province thereof and that carries on business in whole or in part in Canada within the meaning of Section 2 of the Foreign Extraterritorial Measures (United States) Order, 1992 passed under the Foreign Extraterritorial Measures Act (Canada) insofar as such representations would result in a violation of or conflict with the Foreign Extraterritorial Measures Act (Canada) or any similar law.

SECTION 7.29 Conduct of Business. As of the Third Amendment Effective Date, Schedule 7.29 sets forth all Sales Tracking Software of the Credit Parties and any bookkeeping or accounting software of the Credit Parties.

SECTION 7.30 Transactions with Affiliates. Except as set forth on Schedule 7.30, there are no existing or proposed agreements, arrangements, understandings or transactions between any Credit Party and any of the officers, members, managers, directors, stockholders, parents, holders of other Capital Stock, employees or Affiliates (other than Subsidiaries) of any Credit Party or any members of their respective immediate families, and none of the foregoing Persons are directly or indirectly indebted to or have any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Credit Party or any Person with which any Credit Party has a business relationship or which competes with any Credit Party.

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ARTICLE VIII
Affirmative Covenants

The Credit Parties hereby covenant and agree that on the Restatement Date and thereafter, until the Loans, together with interest, Fees and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations) are paid in full in accordance with the terms of this Agreement:

SECTION 8.01 Financial Information, Reports, Notices and Information. The Credit Parties will furnish the Administrative Agent copies of the following financial statements, reports, notices and information:

(a) Quarterly Financial Statements. As soon as available and in any event within sixty (60) days after the end of each fiscal quarter of Parent, (i) unaudited (A) consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such fiscal quarter, and (B) consolidated and, if requested by the Administrative Agent, consolidating statements of income and cash flow of Parent and its Subsidiaries for such fiscal quarter, in each case, and for the period commencing at the end of the previous fiscal year of Parent and ending with the end of such fiscal quarter, including (in each of clause (A) and (B) (if applicable)), in comparative form (both in Dollar and percentage terms) the figures for the corresponding fiscal quarter in, and year-to-date portion of, the immediately preceding fiscal year of the Borrower, certified as complete and correct in all material respects by an Authorized Officer of the Borrower, subject to normal year-end adjustments and the absence of footnotes pursuant to the audit required under Section 8.01(b) (provided that such year-end adjustments and footnotes shall not be materially adverse, individually or in the aggregate, to any Agent or any Lender), and (ii) a management discussion and analysis (with reasonable detail and specificity) of the results of operations for the fiscal periods reported, including, in comparative form the figures for the corresponding fiscal quarter in, and year-to-date portion of, the immediately preceding fiscal year of the Borrower, and period commencing at the end of the previous fiscal year of the Borrower and ending with the end of such fiscal quarter.

(b) Annual Financial Statements. As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of Parent, copies of the consolidated and consolidating balance sheets of Parent and its Subsidiaries, and the related consolidated and consolidating statements of income and cash flows of Parent and its Subsidiaries for such fiscal year, setting forth in comparative form (both in Dollar and percentage terms) the figures for the immediately preceding fiscal year, such consolidated statements audited and certified without qualification, or exception as to the scope of such audit, by an independent public accounting firm reasonably acceptable to the Administrative Agent, together with a management discussion and analysis (with reasonable detail and specificity) of the results of operations for the fiscal periods reported.

(c) Compliance Certificates. Concurrently with the delivery of the financial information pursuant to clauses (a) and (b) above, a Compliance Certificate, executed by an Authorized Officer of the Borrower, (i) certifying that such financial information presents fairly in all material respects the financial condition, results of operations and cash flows of Parent and its Subsidiaries in accordance with IFRS at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year-end audit adjustments and to the absence of footnotes, (ii) showing compliance with the Financial Performance Covenants and stating that no Default or Event of Default has occurred and is continuing (or, if a Default or an Event of Default has occurred, specifying the details of such Default or Event of Default and the actions taken or to be taken with respect thereto), (iii) in the case of each Compliance Certificate delivered concurrently with the financial information pursuant to clause (b) above, specifying any change in the identity of the Credit Parties as at the end of such fiscal year from the Credit Parties as of the Third Amendment Effective Date or the most recent fiscal year, as the case may be, and (iv) in the case of each Compliance Certificate delivered concurrently with the financial information pursuant to clause (b) above, including (A) updated Schedules 7.04, 7.12, 7.25, 7.27(a), 7.27(b) and 7.27(c) ~~of this Agreement~~ (if applicable), (B) a true, correct and complete organizational chart for Parent and its Subsidiaries and (C) true, complete and correct copies all amendments, consent letters, waivers or other modifications to a Credit Party’s Organization Documents.

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(d) Notices. The Credit Parties shall provide the Administrative Agent with a written notice promptly of the following (and in no event later than ten (10) Business Days after an Authorized Officer of any Credit Party becoming aware of any of the following, or such earlier date as set forth below):

(i) any pending or threatened (in writing) litigation, action, proceeding or other controversy which purports to affect the legality, validity or enforceability of any Credit Document, or any other document or instrument referred to in Section 9.07, which notice shall be signed by an Authorized Officer of Parent and shall specify the nature thereof, and what actions the applicable Credit Parties propose to take with respect thereto, together with copies of all relevant documentation;

(ii) the commencement of, or any material development in, any litigation, investigation, document request or proceeding affecting any Credit Party thereof, in which (A) the amount of damages claimed is $1,000,000 (or its equivalent in another currency or currencies) or more (exclusive of any amounts covered by insurance (less any applicable deductible) so long as a written request for coverage has been submitted to the insurer and such insurer confirmed coverage in writing), (B) injunctive or similar relief is or may be sought and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, (C) the relief sought is or may be an injunction or other stay of the performance of this Agreement or any other Credit Document or (D) the SEC or any other Governmental Authority is involved;

(iii) all final “management letters” and other significant written final reports submitted to the Credit Parties by their accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems, including any final comment letters delivered to management and all responses thereto, and true, complete and correct copies thereof;

(iv) (A) any Credit Party obtaining any cannabis Regulatory License following the Restatement Date or (B) any non-renewal of a cannabis Regulatory License or any other material Regulatory License;

(v) the results of any inspection or facility audit by any Governmental Authority to the extent such results are material and negative, and true, complete and correct copies thereof;

(vi) after receipt or delivery thereof, copies of any material and adverse notices that any Credit Party receives or delivers in connection with any leased real property at which any Credit Party conducts Business (excluding any such location at which only administrative office functions are conducted);

(vii) all material periodic and other reports, proxy statements and other materials filed by any Credit Party with the SEC, the CSA, the BCSC or the OSC, or with any national securities exchange, or distributed by Parent to its shareholders generally, as the case may be.

(viii) the discharge or withdrawal or resignation by Credit Parties’ independent accountants; and

(ix) any warning document, letter, notice or request for information from, or any investigation by, any Governmental Authority that would have a material and negative impact on any cannabis Regulatory License or any other material Regulatory License or the ability of the Credit Parties to conduct all or any material portion of their business, or which reveals that the Credit Parties are engaged in a Restricted Cannabis Activity.

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(e) Defaults. As soon as possible and in any event within three (3) Business Days after an Authorized Officer of any Credit Party obtains knowledge thereof, notice from an Authorized Officer of the Borrower of the occurrence of any event that constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the applicable Credit Parties propose to take with respect thereto.

(f) Material Adverse Effect. Prompt notice (and in any event within three (3) Business Days) of any event, to the extent such event has had, or could reasonably be expected to result in, a Material Adverse Effect.

(g) Bankruptcy, etc. Immediately upon becoming aware thereof, notice (whether involuntary or voluntary) of the bankruptcy, insolvency, examinership, receivership, reorganization of any Credit Party or Subsidiary, or the appointment of any trustee, assignee, receiver, interim receiver, monitor or similar estate fiduciary in connection with or anticipation of any such occurrence, or the taking of any step by any Person in furtherance of any such action or occurrence.

(h) Deposit Accounts, Securities Accounts and Investment Property. Within three (3) Business Days after written request by the Administrative Agent, all monthly (or other, periodic) bank (or other financial intermediary) statements of account with respect to all securities accounts, deposit accounts and investment property of the Credit Parties not previously provided to the Collateral Agent.

(i) Other Information. With reasonable promptness, such other information (financial or otherwise) as any Agent on its own behalf or at the request of any Lender may reasonably request in writing from time to time.

(j) Notices and Financial Statements Posted on EDGAR or SEDAR or with the CSE. The financial statements required to be delivered pursuant to clauses (a) or (b) of this Section 8.01 shall be deemed delivered by publicly filing quarterly and annual financial statements with EDGAR, SEDAR or the CSE and notifying the Administrative Agent of such filing. Any notices required to be provided to the Administrative Agent or Lenders pursuant to this Agreement shall be deemed provided by publicly filing such notice with EDGAR, SEDAR or the CSE and notifying the Administrative Agent of such filing.

SECTION 8.02 Books, Records and Inspections. The Credit Parties will, and will cause each of their respective Subsidiaries to, maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with IFRS (subject to normal year-end adjustments pursuant to the audit required under Section 8.01(b) (provided that such year-end adjustments shall not be materially adverse, individually or in the aggregate, to any Agent or any Lender)), consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Credit Parties or such Subsidiary, as the case may be. The Credit Parties will permit the Administrative Agent, one additional Lender on behalf of all Lenders, and their respective representatives and independent contractors, to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Credit Parties; provided that such visits or inspections shall be at reasonable times during normal business hours, upon reasonable advance notice to the Credit Parties, but not more often than two (2) times per year (except that none of the limitations in this proviso shall apply if an Event of Default then exists). Any information obtained by the Administrative Agent pursuant to this Section 8.02 may be shared with the Collateral Agent or any Lender upon the request of such Secured Party. The Administrative Agent shall give the Credit Parties the opportunity to participate in any discussions with the Credit Parties’ independent public accountants.

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SECTION 8.03 Maintenance of Insurance. The Credit Parties, except as otherwise set forth on Schedule 7.23, will, and will cause each of their respective Subsidiaries to, at all times maintain in full force and effect, with insurance companies that such Credit Parties believe (in their reasonable business judgment) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance in at least such amounts and against at least such risks (and with such risk retentions) as are usually insured against in the same general area by companies engaged in businesses similar to those engaged in by such Credit Parties; and will furnish to the Collateral Agent for further delivery to the Lenders, upon written request from the Collateral Agent, information presented in reasonable detail as to the insurance so carried, including (i) endorsements to (A) all “All Risk” policies naming the Collateral Agent, on behalf of the Secured Parties, as lender loss payee and (B) all general liability and other liability policies naming the Collateral Agent, on behalf of the Secured Parties, as additional insured and (ii) legends providing that no cancellation, material reduction in amount or material change in insurance coverage thereof shall be effective until at least thirty (30) days (ten (10) days with respect to failure to pay premium) after receipt by the Collateral Agent of written notice thereof.

SECTION 8.04 Payment of Taxes. The Credit Parties will timely pay and discharge, and will cause each of their respective Subsidiaries to timely pay and discharge, all Taxes, assessments and governmental charges or levies imposed upon them or upon their income or profits, or upon any properties belonging to it, prior to the date on which such Tax, assessment or governmental charge is due, and all lawful claims that, if unpaid, could reasonably be expected to become a Lien having priority over the Collateral Agent’s Liens (other than Permitted Liens) or an otherwise material Lien upon any properties of the Credit Parties or any of their respective Subsidiaries; provided that none of the Credit Parties or any of their respective Subsidiaries shall be required to pay any such Tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings that stays execution and as to which such Credit Party has maintained adequate reserves with respect thereto in accordance with IFRS.

SECTION 8.05 Maintenance of Existence; Compliance with Laws, etc. Each Credit Party will, and will cause its Subsidiaries to (a) preserve and maintain in full force and effect its organizational existence (except in a transaction permitted by Section 9.03); provided that a Credit Party may, upon ten (10) days prior written notice to the Administrative Agent, make a change in its legal form if such Credit Party determines in good faith that such action is in the best interests of the Credit Party and is not materially disadvantageous to the Secured Parties, and the Administrative Agent has not objected to such change during such ten (10) day period (such objection not to be made on an unreasonable basis); provided, further, that any requirements under any Credit Document with respect to such change shall be promptly satisfied, and (b) preserve and maintain its good standing under the laws of its state or jurisdiction of incorporation, organization or formation, and each state or other jurisdiction where such Person is qualified, or is required to be so qualified, to do business as a foreign entity, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Each Credit Party will, and will cause its Subsidiaries to, comply in all material respects with all Applicable Laws, rules, regulations and orders, including without limitation compliance with safety regulations applicable to such Credit Party or such Subsidiary, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

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SECTION 8.06 Environmental Compliance.

(a) Each Credit Party will, and will cause its Subsidiaries to, comply in all material respects with all Environmental Laws and Environmental Permits applicable to their business, operations and Real Property; obtain and maintain in full force and effect all material Environmental Permits applicable to its business, operations and Real Property; and conduct all response, investigation, remediation, cleanup or monitoring activity required by any governmental or regulatory authority or any applicable Environmental Laws, and in accordance with, the requirements of any governmental or regulatory authority and applicable Environmental Laws.

(b) Each Credit Party will, and will cause its Subsidiaries to, do or cause to be done all things required by Environmental Laws to prevent any Release of Hazardous Materials in, on, at, under, to or from any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries except in full compliance with applicable Environmental Laws or an Environmental Permit, and ensure that there shall be no Hazardous Materials in, on, at, under or from any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries except those that are present, used, stored, handled and managed in material compliance with applicable Environmental Laws.

(c) Each Credit Party will, and will cause its Subsidiaries to, undertake all actions, including response, investigation, remediation, cleanup or monitoring actions, necessary, at the sole cost and expense of the Credit Parties, (i) to address any Release of Hazardous Materials in, on, at, under, to or from any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries as required pursuant to Environmental Law or the requirements of any governmental or regulatory authority; (ii) to address as may be required by Environmental Law any environmental conditions relating to any Credit Party, Subsidiary, or their respective business or operations or to any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries pursuant to any reasonable written request of the Administrative Agent and, except for information and documents to the extent covered by attorney client privilege or attorney work product doctrine, share with the Administrative Agent all data, information and reports generated or prepared in connection therewith; (iii) to keep any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries free and clear of all Liens and other encumbrances pursuant to any Environmental Law, whether due to any act or omission of any Credit Party, Subsidiary or any other person; and (iv) to promptly notify the Administrative Agent in writing of: (1) any material Release or threatened Release of Hazardous Materials in, on, at, under, to, or from any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries, except those that are pursuant to and in compliance with the terms and conditions of an Environmental Permit, (2) any material non-compliance with, or violation of, any Environmental Law applicable to any Credit Party or Subsidiary, any Credit Party’s or Subsidiary’s business and any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries, (3) any Lien pursuant to Environmental Law imposed on any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries, (4) any response, investigation, remediation, cleanup or monitoring activity at any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries required to be undertaken pursuant to Environmental Law, and (5) any notice or other communication received by any Credit Party from any person or governmental or regulatory authority relating to any material Environmental Claim or material liability or potential liability of any Credit Party or Subsidiary pursuant to any Environmental Law.

(d) If a Default caused by reason of a breach of Section 7.14 or this Section 8.06 shall have occurred and is not reasonably curable within ten (10) days or shall be continuing for more than thirty (30) days without the Credit Parties commencing activities reasonably likely to cure such Default, the Credit Parties shall, at the written request of the Administrative Agent, (i) provide to the Administrative Agent within forty-five (45) days after such request, at the expense of the Credit Parties, an environmental assessment report regarding the matters which are the subject of such Default, including, where appropriate, any soil and/or groundwater sampling, prepared by a nationally recognized environmental consulting firm reasonably acceptable to the Administrative Agent and in the form and substance reasonably acceptable to the Administrative Agent and evaluating the presence or absence of Hazardous Materials and the estimated cost of any compliance or response action to address such Default and findings; (ii) promptly undertake all actions required by applicable Environmental Law to address any non-compliance with or violation of Environmental Law; (iii) promptly undertake all response actions required by Environmental Laws to address any recognized environmental conditions identified in the environmental assessment report to the reasonable satisfaction of the Administrative Agent; and (iv) permit the Administrative Agent and its representatives to have access to all Real Property and all facilities owned, leased or operated by any of the Credit Parties and their Subsidiaries which are the subject of such Default for the purpose of conducting such environmental audits and testing as is reasonably necessary, including subsurface sampling of soil and groundwater, the cost for which shall be payable by the Credit Parties.

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SECTION 8.07 ERISA; Canadian Pension Plans.

(a) As soon as possible and, in any event, within ten (10) days after any Credit Party, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following events, the Borrower will deliver to the Agents and each Lender a certificate of an Authorized Officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that such Credit Party, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices (required, proposed or otherwise) given to or filed with or by such Credit Party, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant (other than notices relating to an individual participant’s benefits) or the Plan administrator with respect thereto: (i) the institution of any steps by any Person to terminate any Pension Plan; (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Sections 303(k) or 4068 of ERISA or under Section 430(k) of the Code; (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Credit Party furnish a bond or other security to the PBGC or such Pension Plan; (iv) the occurrence of any event with respect to any Plan which could result in the incurrence by any Credit Party of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto; (v) that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the Agents and Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); (vi) that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Pension Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection ..62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; (vii) that a failure to satisfy the minimum funding standard within the meaning of Section 430 of the Code or Section 303 of ERISA (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) has occurred (or is reasonably likely to occur) or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412, 430 or 431 of the Code or Section 302, 303 or 304 of ERISA with respect to a Pension Plan; (viii) that a Pension Plan having any material Unfunded Current Liability has been or is to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA (including the giving of written notice thereof); (ix) that a Pension Plan has an Unfunded Current Liability that has or will result in a Lien under ERISA or the Code; (x) that proceedings may be or have been instituted to terminate a Pension Plan having an Unfunded Current Liability (including the giving of written notice thereof); (xi) that a proceeding may be or has been instituted against a Credit Party, a Subsidiary thereof or an ERISA Affiliate pursuant to Section 515 of ERISA to collect a delinquent contribution to a Pension Plan; (xii) that the PBGC has notified any Credit Party, any Subsidiary thereof or any ERISA Affiliate of its intention to appoint a trustee to administer any Pension Plan; (xiii) that any Credit Party, any Subsidiary thereof or any ERISA Affiliate has failed to make a required installment or other payment pursuant to Section 412 of the Code with respect to a Pension Plan; (xiv) that any Credit Party, any Subsidiary thereof or any ERISA Affiliate has incurred or will incur (or has been notified in writing that it will incur) any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 436(f), 4971, 4975 or 4980 of the Code; or (xv) that any Credit Party, any Subsidiary thereof or any ERISA Affiliate may be directly or indirectly liable for a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person with respect to any Plan.

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(b) Promptly following any request therefor, copies of any documents described in Section 101(k) of ERISA that any Credit Party, any of its Subsidiaries or any ERISA Affiliate may request with respect to any Plan, any notices described in Section 101(l) of ERISA that any Credit Party, any of its Subsidiaries or any ERISA Affiliate may request with respect to any Plan and any information that any Credit Party, any of its Subsidiaries or any ERISA Affiliate may request with respect to any Multiemployer Plan in connection with Section 4221(e) of ERISA; provided, that if any Credit Party, any of its Subsidiaries or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Plan, the applicable Credit Party, the applicable Subsidiary(ies) or the ERISA Affiliate(s) shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof.

(c) The Canadian Credit Parties shall cause each of its Canadian Pension Plans to be duly qualified and administered in all material respects in compliance with, as applicable, the pensions benefit laws of the particular province and all other Applicable Laws (including regulations, orders and directives), and the terms of the Canadian Pension Plan and any agreements relating thereto. The Canadian Credit Parties shall ensure that: (i) all contribution amounts and any special catch up payments owing under any Canadian Pension Plan are current and not in arears; (ii) no Canadian Pension Plan has a material solvency deficiency, (iii) each of them does not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Canadian Pension Plan that could reasonably be expected to result in a material liability, and (iv) each of them, without the consent of the Agent, shall not, nor shall they permit, the wind up and/or termination of any Canadian Pension Plan that would result in a material liability of it to any Canadian Pension Plan.

SECTION 8.08 Maintenance of Properties. Each Credit Party will maintain, preserve, protect and keep its properties and assets in good repair, working order and condition (ordinary wear and tear excepted and subject to casualty, condemnation and dispositions permitted pursuant to Section 9.04), and make necessary repairs, renewals and replacements thereto and will maintain and renew as necessary all licenses, Permits (including the Regulatory Licenses) and other clearances necessary to use and occupy such properties and assets, in each case so that the business carried on by such Person may be properly conducted at all times, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Each Credit Party will (a) perform and observe all the material terms and provisions of each Material Contract to be performed or observed by it, (b) perform and observe all the material requirements of each Regulatory License to be performed or observed by it, (c) maintain each such Material Contract and each Regulatory License in full force and effect (except to the extent such Person shall have entered into a replacement of any such Material Contract or Regulatory License substantially concurrently with the expiration or termination thereof, on terms that are not materially adverse (taken as a whole) to the rights of any Credit Party or their Subsidiaries, or any Secured Party), and (d) enforce each such Material Contract and each Regulatory License in accordance with its terms.

SECTION 8.09 Reserved.

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SECTION 8.10 Additional Borrowers and Guarantors.

(a) If the closing of the Potential Acquisition occurs, concurrently therewith cause to be delivered to the Administrative Agent each of the following, as applicable, in each case reasonably acceptable to the Administrative Agent and, as applicable, duly executed by the parties thereto: (i) a joinder agreement with respect to this Agreement from each Subsidiary created or acquired pursuant to the Potential Acquisition, pursuant to which such Subsidiary shall become a Borrower, together with other Credit Documents reasonably requested by the Administrative Agent, including all Security Documents and other documents reasonably requested by the Administrative Agent to establish and preserve the Lien of the Collateral Agent in all Collateral of such Subsidiary, subject to any limitations on Collateral set forth in the Security Agreement; (ii) with respect to each parcel of Real Property owned by such Subsidiary or for which ownership is obtained by a Credit Party pursuant to the Potential Acquisition, (A) a valid first-priority Mortgage, (B) an appraisal by an independent appraiser selected by the Administrative Agent, with each such appraisal being procured at Borrowers’ expense and in form and substance reasonably acceptable to the Administrative Agent, (C) an ALTA Policy for Title Insurance issued by a title company reasonably acceptable to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, or marked commitment therefor, without a survey or other exception unless acceptable to the Administrative Agent, (D) an environmental site assessment, (E) a zoning report, zoning endorsement, zoning conformation from the applicable Governmental Authority or similar document, in each case, confirming such Real Property is zoned for the business conducted by the applicable Person on such Real Property, and (F) if such Real Property is in a flood zone, a flood notification form signed by the owner of such Real Property and evidence that flood insurance is in place for the buildings and their contents located thereon; (iii) UCC financing statements, Documents (as defined in the UCC), and original collateral (including pledged Capital Stock, other securities and Instruments (as defined in the UCC) and such other documents and agreements as may be reasonably requested by the Administrative Agent, all as necessary or desirable to establish and maintain a valid, perfected Lien in all Collateral in which such Subsidiary has an interest consistent with the terms of the Credit Documents (and subject to any limitations on Collateral set forth therein); (iv) if reasonably requested by the Administrative Agent, an opinion of counsel to such Subsidiary addressed to the Administrative Agent and the Lenders, in form and substance reasonably consistent with the opinion letters delivered by counsel for the Borrower on the Third Amendment Effective Date or covering matters relating to the applicable Mortgage; provided, that, to the extent U.S. Federal Cannabis Laws change following the Third Amendment Effective Date in a manner allowing for the issuance of a legal opinion in customary form for a non-cannabis company, such opinion letter shall be in such customary form and otherwise acceptable to the Administrative Agent; (v) current copies of the Organization Documents of such Subsidiary, resolutions of the Board of Directors, partners, or appropriate committees thereof (and, if required by such Organization Documents or applicable law, of the shareholders, members or partners) of such Person authorizing the actions and the execution and delivery of documents described in this Section 8.10(a), all certified by an appropriate officer as the Administrative Agent may elect; and (vi) updated Schedules 7.12, 7.15, 7.25, 7.27(a), 7.27(b) and 7.27(c) reflecting the consummation of the Potential Acquisition.

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(b) ~~SECTION 8.10 Additional Borrowers. Concurrently with the acquisition or creation of any Subsidiary in connection with a Permitted Acquisition funded, in whole or in part, with the proceeds of Incremental Advance Loans,~~If the closing of the Vireo Acquisition occurs, concurrently therewith cause to be delivered to the Administrative Agent each of the following, as applicable, in each case reasonably acceptable to the Administrative Agent and, as applicable, duly executed by the parties thereto: (~~a~~i) a joinder agreement with respect to this Agreement from each Subsidiary created or acquired pursuant to the Vireo Acquisition, pursuant to which such Subsidiary shall become a Guarantor (such Subsidiaries, the “Vireo Guarantors”), together with other Credit Documents reasonably requested by the Administrative Agent, including all Security Documents and other documents reasonably requested by the Administrative Agent to establish and preserve the Lien of the Collateral Agent in all Collateral of such Subsidiary, subject to any limitations on Collateral set forth in the Security Agreement~~; (b~~, the Vireo Credit Documents or the Vireo Intercreditor Agreement; (ii) with respect to each parcel of Real Property owned by such Subsidiary or for which ownership is obtained by a Credit Party pursuant to the Vireo Acquisition and which has previously been pledged as collateral to the Vireo Collateral Agent, (A) a valid second-priority Mortgage, (B) an appraisal by an independent appraiser selected by the Administrative Agent, with each such appraisal being procured at Borrowers’ expense and in form and substance reasonably acceptable to the Administrative Agent, (C) an ALTA Policy for Title Insurance issued by a title company reasonably acceptable to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, or marked commitment therefor, without a survey or other exception unless acceptable to the Administrative Agent, (D) if reasonably requested by the Administrative Agent, an environmental site assessment, (E) if reasonably requested by the Administrative Agent, a zoning report, zoning endorsement, zoning conformation from the applicable Governmental Authority or similar document, in each case, confirming such Real Property is zoned for the business conducted by the applicable Person on such Real Property, and (F) if reasonably requested by the Administrative Agent, if such Real Property is in a flood zone, a flood notification form signed by the owner of such Real Property and evidence that flood insurance is in place for the buildings and their contents located thereon; (iii) UCC and PPSA, as applicable, financing statements, Documents (as defined in the UCC), ‘documents of title’ (as defined in the PPSA) and original collateral (including pledged Capital Stock, other securities and Instruments (as defined in the UCC and PPSA, as applicable)) and such other documents and agreements as may be reasonably requested by the Administrative Agent, all as necessary or desirable to establish and maintain a valid, perfected Lien in all Collateral in which such Subsidiary has an interest consistent with the terms of the Vireo Credit Documents ~~executed on the Signing Date or the Restatement Date~~ (and subject to any limitations on Collateral set forth therein or in the Vireo Credit Documents or the Vireo Intercreditor Agreement); (~~c~~iv) if reasonably requested by the Administrative Agent, an opinion of counsel to such Subsidiary addressed to the Administrative Agent and the Lenders, in form and substance reasonably consistent with the opinion letters delivered by counsel for the ~~Borrowers on the Restatement Date~~Borrower on the Third Amendment Effective Date or covering matters relating to the applicable Mortgage; provided, that, to the extent U.S. Federal Cannabis Laws change following the ~~Restatement~~Third Amendment Effective Date in a manner allowing for the issuance of a legal opinion in customary form for a non-cannabis company, such opinion letter shall be in such customary form and otherwise acceptable to the Administrative Agent; (~~d~~v) current copies of the Organization Documents of such Subsidiary, resolutions of the Board of Directors, partners, or appropriate committees thereof (and, if required by such Organization Documents or applicable law, of the shareholders, members or partners) of such Person authorizing the actions and the execution and delivery of documents described in this Section 8.10(b), all certified by an appropriate officer as the Administrative Agent may elect; and (vi) updated Schedules 7.12, 7.15, 7.25, 7.27(a), 7.27(b) and 7.27(c) reflecting the consummation of the Vireo Acquisition.

SECTION 8.11 Use of Proceeds. The proceeds of the Loans shall be used (a) if such Loans are 2020 Loans, 2021 Loans or Initial Restatement Loans, for general working capital purposes, Permitted Acquisitions or any other corporate or limited liability company purpose and to pay the transaction fees, costs and expenses incurred directly in connection with the Transactions ~~and~~, (b) if such Loans are Incremental Advance Loans, for Capital Expenditures, the acquisition and fees of cannabis Regulatory Licenses, the Vireo Acquisition, other Permitted Acquisitions (including previously consummated Permitted Acquisitions, ~~Capital Expenditures and~~including any payment obligations deriving from any Permitted Acquisitions, such as earn-outs or payments under promissory notes related thereto), reasonable, out-of-pocket costs and expenses associated ~~therewith.~~with any of the foregoing in this clause (b) and such other uses as otherwise may be permitted by the Incremental Advance Lenders and (c) if such Loans are Second Incremental Term Loan Loans, as permitted under the Joinder Agreement for the Second Incremental Term Loans.

SECTION 8.12 Further Assurances.

(a) The Credit Parties will, and will cause each Opco Mortgagor and Vireo Guarantor to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents), which may be required under any Applicable Law, or which the Collateral Agent may reasonably request, in order to grant, preserve, protect and perfect the validity, enforceability, priority and non-avoidability of the security interests created or intended to be created by any Credit Document, subject to the existence of Permitted Liens, all at the sole cost and expense of the Borrower.

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(b) Notwithstanding anything herein to the contrary, if the Collateral Agent determines that the cost of creating or perfecting any Lien on any property is excessive in relation to the practical benefits afforded to the Lenders thereby, then such property may be excluded from the Collateral for all purposes of the Credit Documents.

SECTION 8.13 Access to Sales, Accounts Receivable and Securities and Bank Accounts.

(a) Promptly upon request by the Administrative Agent, the Credit Parties shall establish and deliver to the Collateral Agent a Control Agreement with respect to each of their respective securities accounts and deposit accounts except for Excluded Accounts; provided, that, if any Credit Party is unable to obtain a Control Agreement with respect to any such account, such Credit Party shall move such account to a depositary bank that is able to provide a Control Agreement and, until such Control Agreement is delivered to the Collateral Agent, all cash maintained in such account, or to be maintained in such replacement account, shall be held in an existing deposit account that is already subject to a Control Agreement. The Credit Parties shall not allow any Collections to be deposited to any accounts other than those listed on Schedule 7.25 which are subject to a Control Agreement; provided that so long as no Event of Default has occurred and is continuing, the Credit Parties may establish new deposit accounts, commodities accounts or securities accounts so long as, prior to or concurrently with the time such account is established: (i) the Credit Parties have delivered to the Agents an amended Schedule 7.25 including such account and (ii) the Credit Parties have delivered to the Collateral Agent a Control Agreement with respect to such account to the extent such account is not an Excluded Account. No more than twenty-five percent (25%) of the cash of the Credit Parties shall be maintained at any time in Excluded Accounts described in clause (iv) of the defined term “Excluded Accounts”. No more than ten percent (10%) of the cash of the Credit Parties shall be maintained at any time in Excluded Accounts described in clauses (i) through (iii) of the defined term “Excluded Accounts”.

(b) Each Control Agreement shall provide, among other things, that (i) upon notice (a “Notice of Control”) from the Collateral Agent, the bank, securities intermediary or other financial institution party thereto will comply with instructions of the Collateral Agent directing the disposition of funds or other financial assets in the account without further consent by the applicable Credit Party; provided that the Collateral Agent agrees not to issue a Notice of Control unless an Event of Default has occurred and is then continuing, and (ii) the bank, securities intermediary or other financial institution party thereto has no rights of setoff or recoupment or any other claim against the account subject thereto, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment. In the event the Collateral Agent issues a Notice of Control under any Control Agreement, all Collections or other amounts subject to such Control Agreement shall be transferred as directed by the Collateral Agent and used to pay the Obligations in the manner set forth in Section 4.02(d).

(c) If, notwithstanding the provisions of this Section 8.13, after the occurrence and during the continuance of an Event of Default, the Credit Parties receive or otherwise have dominion over or control of any Collections or other amounts, the Credit Parties shall hold such Collections and amounts in trust for the Collateral Agent and shall not commingle such Collections with any other funds of any Credit Party or other Person or deposit such Collections in any account other than those accounts set forth on Schedule 7.25 as amended as of such date.

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SECTION 8.14 Lender Meeting. The Chief Financial Officer of the Parent will, upon the request of the Administrative Agent or a Lender, participate in a teleconference or videoconference with the Agents and the Lenders once each year, or more often as determined by any Agent if an Event of Default or a Default under Section 10.01(i) shall have occurred and be continuing, and otherwise as frequently as may be requested by the Administrative Agent or Required Lenders.

SECTION 8.15 Post-Closing Covenants. The Credit Parties shall comply with the requirements set forth on Schedule 8.15 in accordance with the terms thereof.

SECTION 8.16 Sanctions; Anti-Corruption Laws.

(a) No Credit Party shall (or shall permit any Subsidiary to) directly or indirectly, use any Loan or the proceeds of any Loan, or lend, contribute or otherwise make available such Loan or the proceeds of any Loan to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Agent, Arranger or otherwise) of Sanctions.

(b) No Credit Party shall (or shall permit any Subsidiary to) directly or indirectly, use any Loan or the proceeds of any Loan for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the Canadian Economic Sanctions and Export Control Laws or and the anti-bribery and anti-corruption laws of any jurisdictions applicable to the Credit Parties and their Subsidiaries.

(c) Notwithstanding the foregoing, the covenants in this Section 8.18 shall not be made by nor apply to any Person that qualifies as a corporation that is registered or incorporated under the laws of Canada or any province thereof and that carries on business in whole or in part in Canada within the meaning of Section 2 of the Foreign Extraterritorial Measures (United States) Order, 1992 passed under the Foreign Extraterritorial Measures Act (Canada) insofar as such covenants would result in a violation of or conflict with the Foreign Extraterritorial Measures Act (Canada) or any similar law.

SECTION 8.17 Regulatory Matters. The Credit Parties shall, and shall cause their Subsidiaries to, maintain in good standing and keep effective all Regulatory Licenses except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 8.18 Opco Requirements. Each Credit Party shall promptly, and in any event (x) with respect to each Restatement Date Opco, on or prior to the Restatement Date, enter into an Opco Management Agreement and (y) with respect to any Opco Management Agreement or other agreement with an Opco entered into after the Restatement Date, within ten (10) days of entering into such agreement:

(a) cause each Opco to be a party to an Opco Management Agreement; provided, that each such Opco Management Agreement shall be freely assignable by the Credit Party that is party thereto without any further consent of any other Person (including the Opco party thereto) and shall be in form and substance reasonably acceptable to the Administrative Agent;

(b) cause each owner of the Capital Stock of each Opco to enter into an Opco Option Agreement (unless Applicable Law prohibits the execution and delivery of such an agreement); provided, that each such Opco Option Agreement shall (i) be freely assignable by the Credit Party that is party thereto without any further consent of any other Person (including the owner of the Capital Stock of the Opco party thereto), (ii) provide the Credit Party that is party thereto the irrevocable right to purchase or transfer, or cause the purchase or transfer of, the ownership of the Capital Stock issued by the applicable Opco to any other Person duly qualified to hold such Capital Stock under Applicable Law for nominal or no consideration (which right may be further set forth in the applicable Opco Management Agreement) and (iii) be in form and substance reasonably acceptable to Administrative Agent; and

(c) cause each Opco Agreement to be in form and substance reasonably expected to comply with all Applicable Law.

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ARTICLE IX
Negative Covenants

The Credit Parties hereby covenant and agree that until the Loans, together with interest, Fees and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations) are paid in full in accordance with the terms of this Agreement:

SECTION 9.01 Limitation on Indebtedness. No Credit Party will, directly or indirectly, create, incur, issue, assume, guarantee, suffer to exist or otherwise become directly or indirectly liable, contingently or otherwise with respect to any Indebtedness, except for:

(a) Indebtedness in respect of the Obligations;

(b) Indebtedness existing as of the Restatement Date which is identified on Schedule 7.24 and which is not otherwise permitted by this Section 9.01, and any Refinancing Indebtedness in respect of such Indebtedness;

(c) unsecured Indebtedness (i) incurred in the ordinary course of business of such Credit Party in respect of open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than ninety (90) days or, if overdue for more than ninety (90) days, as to which a dispute exists and adequate reserves in conformity with IFRS have been established on the books of such Credit Party and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business and consistent with past practice, but excluding (in each case) Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

(d) Indebtedness (i) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of software, furniture, fixtures or equipment of such Credit Party (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of such Credit Party (provided that such Indebtedness is incurred within sixty (60) days of the acquisition of such property), and (ii) constituting Capitalized Lease Obligations; provided that the principal amount of such Indebtedness under clauses (i) and (ii) shall not exceed $2,500,000 in the aggregate at any one time outstanding;

(e) Guarantee Obligations incurred by any Credit Party (i) in respect of Indebtedness incurred by any Credit Party after the Restatement Date to the extent such Indebtedness so guaranteed is permitted hereunder or (ii) on behalf of any Non-Credit Party Subsidiary in an aggregate amount not to exceed $2,500,000 at any one time outstanding; provided that with respect to any Indebtedness incurred that is required to be subordinated to the Obligations, Guarantee Obligations of such subordinated Indebtedness shall also be subordinated to the Obligations on substantially the same terms as such subordinated Indebtedness;

(f) Hedging Obligations permitted pursuant to Section 9.11;

(g) unsecured Indebtedness of (i) any Credit Party owing to any other Credit Party and (ii) any Credit Party owing to any Subsidiary that is not a Credit Party, so long as such Indebtedness is subject to a subordination agreement (or evidenced by a note which includes subordination terms) in form and substance satisfactory to the Collateral Agent;

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(h) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

(i) Indebtedness in respect of netting services, overdraft protection and otherwise in connection with deposit accounts or similar accounts incurred in the ordinary course of business;

(j) Indebtedness owed to any Person providing worker’s compensation, health, disability or other employee benefits or property, casualty or liability insurance to any Credit Party or Subsidiary incurred in connection with such Person providing such benefits or insurance pursuant to customary reimbursement or indemnification obligations to such Person;

(k) Indebtedness in respect of surety bonds, performance bonds and similar instruments issued and incurred in the ordinary course of business;

(l) Indebtedness relating to judgments, including appeal bonds, or awards not constituting an Event of Default under Section 10.01(g);

(m) Indebtedness for reimbursement obligations with respect to letters of credit for the account of any Credit Party intended to provide security for payment obligations in the ordinary course of business in an aggregate amount not exceeding $5,000,000;

(n) the Pennsylvania Mortgage Debt;

(o) any Permitted Third-Party Mortgage Debt;

(p) customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business;

(q) customary obligations or undertakings constituting the incurrence of Indebtedness attributable to (but not incurred to finance) the exercise of appraisal rights or the settlement of any claims or actions with respect to any acquisitions or dispositions consummated in accordance with the terms hereof;

(r) deferred purchase price obligations in the form of contractual obligations and earnouts and other similar contingent obligations, in each case, incurred by a Credit Party in connection with a Permitted Acquisition;

(s) Indebtedness representing deferred compensation or other employment benefits owed to directors, officers, members of management or employees (in their capacities as such) of a Credit Party incurred in connection with such Credit Party’s employment programs, in each case, incurred in the ordinary course of business;

(t) Indebtedness of any Credit Party consisting of the financing of insurance premiums in the ordinary course of business;

(u) Permitted Subordinated Indebtedness of any Credit Party so long as the Payment Conditions are satisfied prior to the incurrence of any such Permitted Subordinated Indebtedness;

(v) Indebtedness that may be deemed to exist pursuant to customary agreements providing for indemnification or purchase price adjustments in connection with Dispositions permitted under Section 9.04; ~~and~~

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(w) other Indebtedness of any Credit Party; provided that the aggregate principal amount of such Indebtedness permitted by this clause (w) shall not exceed, at any time outstanding, the greater of (~~x~~i) 5% of the Total Assets of the Credit Parties and (~~y~~ii) $5,000,000~~.~~; and

(x) if the Vireo Acquisition closes, the Guarantee Obligations incurred by any Credit Party under the Vireo Credit Documents, so long as the Vireo Guarantors have guaranteed the Obligations as provided in Section 8.10(b).

SECTION 9.02 Limitation on Liens. No Credit Party will, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any Real Property constituting Collateral or any personal property or assets of any kind (tangible or intangible, but excluding the Capital Stock of any Subsidiary that is not a Credit Party) of any such Credit Party (including its Capital Stock), whether now owned or hereafter acquired, except for the following (collectively, the “Permitted Liens”):

(a) Liens securing payment of the Obligations;

(b) Liens existing as of the Restatement Date and disclosed in Schedule 9.02 securing Indebtedness permitted under Section 9.01(b), and Refinancing Indebtedness in respect of such Indebtedness; provided that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien shall not be increased or its term extended from that existing on the Restatement Date (as such Indebtedness may be permanently reduced subsequent to the Restatement Date) except to the extent permitted by Section 9.01(b);

(c) Liens securing Indebtedness of the type permitted under Section 9.01(d); provided that (i) such Lien is granted within ninety (90) days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed the lesser of the cost and the fair market value of the applicable ~~property, improvements~~software, furniture, fixtures or equipment at the time of such acquisition (or construction) and (iii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause and the proceeds thereof;

(d) Liens arising by operation of law in favor of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for amounts not yet overdue or being diligently contested in good faith by appropriate proceedings that stay execution of such Lien and for which adequate reserves in accordance with IFRS shall have been established on its books;

(e) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety, appeal or performance bonds;

(f) judgment Liens in existence for less than ninety (90) days after the entry thereof, or with respect to which execution has been bonded, stayed or the payment of which is covered in full by insurance, and which judgment Liens do not otherwise result in an Event of Default under Section 10.01(g);

(g) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

(h) servicing agreements, development agreements, site plan agreements, and other similar agreements (in each case, other than obligations representing Indebtedness for borrowed money) with Governmental Authorities pertaining to the use or development of assets, provided each is complied with in all material respects and does not materially interfere with the use of such assets in the operation of the business;

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(i) Liens for Taxes, assessments or other governmental charges or levies not yet due and payable, or that are being diligently contested in good faith by appropriate proceedings that stays execution and for which adequate reserves in accordance with IFRS shall have been established on its books;

(j) Liens arising in the ordinary course of business by virtue of any contractual, statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies covering deposit or securities accounts (including funds or other assets credited thereto) or other funds maintained with a depository institution or securities intermediary, so long as the applicable provisions of Section ~~8.15~~8.13 have been complied with, in respect of such deposit accounts;

(k) any interest or title of a lessor, licensor or sublessor under any lease, license or sublease (and precautionary UCC filings with respect thereto) entered into by any such Credit Party in the ordinary course of its business and covering only the assets so leased, licensed or subleased;

(l) Liens solely on any cash earnest money deposits made by such Person in connection with any letter of intent or purchase agreement relating to an Investment or other transaction permitted hereunder;

(m) Liens of sellers of goods to such Person arising under Article II of the Uniform Commercial Code or similar provisions of Applicable Law (including the rights of suppliers under Section 8.1 of the Bankruptcy and Insolvency Act (Canada)) in the ordinary course of business, covering only the goods sold or securing only the unpaid purchase price of such goods and related expenses to the extent such Indebtedness is permitted hereunder;

(n) Liens on insurance policies and the proceeds thereof securing the financing of premiums with respect thereto to the extent such financing is permitted under Section 9.01(t);

(o) Any encumbrance with respect to the Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement to the extent permitted under Section 9.05;

(p) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds, letters of credit and other obligations of a like nature, in each case in the ordinary course of business;

(q) Liens securing the Permitted Third-Party Mortgage Debt so long as (i) such Liens encumber only the applicable Permitted Third-Party Mortgaged Property and (ii) the applicable Mortgage shall remain of record and be junior in priority to, and only to, the first Lien of the holder of such Permitted Third-Party Mortgage Debt, provided that if such holder will not permit such Mortgage to continue to encumber such Permitted Third-Party Mortgaged Property, after the Collateral Agent has, in the Collateral Agent’s reasonable judgment, been part of the discussion and negotiation process with respect to such Permitted Third-Party Mortgage Debt and the Collateral Agent’s proposed second Lien on such Permitted Third-Party Mortgaged Property, the Collateral Agent shall release and terminate such Mortgage;

(r) Liens securing the Pennsylvania Mortgage Debt, so long as (i) the Pennsylvania Mortgage Intercreditor Agreement is in full force and effect and (ii) the Pennsylvania Mortgaged Property shall be subject to a second-priority mortgage in favor of the Collateral Agent (subject only to the Lien securing the Pennsylvania Mortgage Debt);

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(s) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(t) any interest or title of a lessor under any operating lease or operating sublease entered into by a Credit Party in the ordinary course of its business;

(u) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other assets relating to such letters of credit and products and proceeds thereof to the extent the obligations so secured are permitted by Section 9.01(m);

(v) Liens securing Permitted Subordinated Indebtedness;

(w) Canadian Statutory Liens; ~~and~~

(x) Liens on assets (not constituting Collateral) not otherwise permitted above and securing Indebtedness and other obligations in an amount not exceeding the greater of (~~x~~i) 5% of the Total Assets of the Parent and its Subsidiaries and (~~y~~ii) $1,000,000 at any time outstanding~~.~~ ; and

(y) if the Vireo Acquisition closes, Liens in favor of the Vireo Collateral Agent on the Collateral of the Credit Parties securing the Vireo Debt, so long as (i) the Vireo Intercreditor Agreement is in full force and effect and (ii) the Collateral of the Vireo Guarantors shall be subject to a Lien in favor of the Collateral Agent as provided in Section 8.10(b).

Notwithstanding anything to the contrary set forth in this Section 9.02, in no event shall any Credit Party create, incur, assume or suffer to exist any Lien (other than Canadian Statutory Liens, Liens in favor of the Collateral Agent pursuant to the Credit Documents, and Liens described in Sections 9.02(f), 9.02(i), 9.02(r) ~~and~~, 9.02(v) and 9.02(y)) upon the rights of any Credit Party under any Regulatory License or any accounts receivable, Collections or proceeds arising thereunder or with respect thereto.

SECTION 9.03 Consolidation, Merger, etc. No Credit Party will liquidate or dissolve itself, consolidate, combine or amalgamate with any other Person, merge into or with any other Person or dispose all or substantially all of its assets (or any division thereof); provided that (a) any Credit Party may liquidate or dissolve voluntarily into, and may merge or amalgamate with and into, another Credit Party (so long as in such a transaction involving Parent, Parent is the surviving entity), (b) all or substantially all of the assets or Capital Stock of any Credit Party may be purchased or otherwise acquired by another Credit Party (so long as in such a transaction involving Parent, Parent is the surviving entity), (c) any Credit Party may merge into, combine with or amalgamate with any other Person as long as the surviving Person is or becomes a Credit Party (so long as in such a transaction involving Parent, Parent is the surviving entity) and (d) a Credit Party may Dispose of its assets as permitted under Section 9.04.

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SECTION 9.04 Permitted Dispositions. No Credit Party will make a Disposition of any Real Property constituting Collateral or any personal property or assets of any kind (tangible or intangible, but excluding the Capital Stock of any Subsidiary that is not a Credit Party), or enter into any agreement to make any such Disposition to any Person in one transaction or a series of related transactions unless such Disposition:

(a) is in the ordinary course of its business and is of obsolete, surplus or worn out property or property no longer used in its business;

(b) is made as a consequence of any loss, damage, distribution or other casualty or any condemnation or taking of such assets by eminent domain proceedings;

(c) is of personal property for fair market value and the following conditions are met:

(i) the aggregate amount of Dispositions pursuant to this clause (c) during any fiscal year shall not exceed $15,000,000,

(ii) immediately prior to and immediately after giving effect to such Disposition, no Event of Default or Material Default shall have occurred and be continuing or would result therefrom, and

(iii) no less than eighty percent (80%) of the consideration received for such sale, transfer, lease, contribution or conveyance is received in cash;

(d) is a sale of Inventory (as defined in the UCC or PPSA, as applicable) in the ordinary course of business;

(e) is the [***] JV Disposition;

(f) is a sale or disposition of equipment or fixed assets to the extent that such equipment or fixed asset is exchanged for credit against the purchase price of similar replacement equipment or fixed asset, or the proceeds of such Dispositions are reasonably promptly applied to the purchase price of similar replacement equipment or fixed asset, all in the ordinary course of business;

(g) is an abandonment, failure to renew, or other Disposition in the ordinary course of business of any intellectual property that is not material to the conduct of the business of any Credit Party;

(h) is otherwise permitted by Section 9.03;

(i) is by (i) any Credit Party to any other Credit Party or (ii) any Credit Party to a Non-Credit Party Subsidiary; provided that the aggregate amount of Dispositions made pursuant to the preceding clause (ii) shall not exceed $2,500,000 in any fiscal year;

(j) consists of the granting of Permitted Liens;

(k) consists of cash or Cash Equivalents;

(l) is a sale or discount of accounts receivable (or a promissory note evidencing accounts receivable or the settlement thereof) arising in the ordinary course of business in connection with the collection thereof;

(m) consists of the leasing (pursuant to leases entered into in the ordinary course of business) or licensing of real or personal property in the ordinary course of business;

(n) consists of a surrender or waiver of contract rights or a settlement, release or surrender of contract, tort or other claims, in each case, in the ordinary course of business;

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(o) consists of a Disposition of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding agreements and the transfer of assets as part of the consideration for Investment in a joint venture permitted under Section 9.05;

(p) consists of Dispositions made in connection with the unwinding of Hedging Obligations permitted under Section 9.11 or a sale and leaseback transaction permitted under Section 9.08;

(q) consists of charitable donations made in the ordinary course of business, to the extent such assets are not material to the ability of the Credit Parties to conduct the Business;

(r) is a Disposition of Real Property to a Governmental Authority that results from a condemnation;

(s) is a Disposition set forth on Schedule 9.04;

(t) consists of licenses, sublicenses, leases or subleases granted to third parties in the ordinary course of business (but limited, in the case of licenses of intellectual property, to non-exclusive licenses) so long as such licenses, sublicenses, leases or subleases (i) do not interfere with the business of the Credit Parties and (ii) are not materially adverse to the interests of the Secured Parties;

(u) are Dispositions of Opco Agreements to third parties on an arms’ length basis;

(v) are Dispositions constituting Restricted Payments permitted under Section 9.06; or

(w) are Dispositions required to be made pursuant to Applicable Law.

Notwithstanding anything to the contrary set forth in this Section 9.04, in no event shall any Credit Party sell, transfer, assign or otherwise dispose of, other than in connection with the grant of a Lien in favor of the Collateral Agent pursuant to the Credit Documents, the Liens described in Section 9.02(w) and the Dispositions permitted under clauses (h) and (s) above, any of its rights under or in respect of any Material Contract listed in part II of Schedule 7.27(a) or any of its rights under or in respect of any Regulatory License, any accounts receivable, any Collections or any proceeds arising thereunder or with respect thereto.

SECTION 9.05 Investments. No Credit Party will purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

(a) Investments existing as of the Third Amendment Effective Date and identified in Schedule 9.05;

(b) Investments in cash and Cash Equivalents;

(c) Hedging Obligations permitted by Section 9.11;

(d) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case, in the ordinary course of business;

(e) Investments by way of contributions to capital or purchases of Capital Stock by (i) any Credit Party in any of its respective Subsidiaries that are Credit Parties, and (ii) any Credit Party in any Non-Credit Party Subsidiary, provided that the aggregate amount of Investments made pursuant to the preceding clause (ii) shall not exceed $5,000,000 at any time;

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(f) Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits or prepayments made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

(g) Investments consisting of the right of a Credit Party to receive the deferred portion of the sales price owed to such Credit Party in connection with any Disposition permitted under Section 9.04;

(h) Investments consisting of an arm’s-length loan to an entity in connection with a Permitted Acquisition to fund ongoing operations of the Person to be acquired (or whose assets are being acquired) prior to the consummation of such Permitted Acquisition, so long as (i) such loan is evidenced by a promissory note issued by the recipient of such loan, (ii) such loan and any and all related obligations are fully secured by a perfected Lien in favor of the maker of such loan, (iii) the purchase agreement under which such Permitted Acquisition will be consummated has been executed and delivered to the applicable Governmental Authority, (iv) at the time of such loan, no event or circumstance exists which, to the knowledge of the Credit Parties, would result in the conditions to closing not being satisfied during the designated time period and in accordance with such purchase agreement, and (v) the aggregate amount of all loans made pursuant to this clause (h) (excluding any such loans in connection with Permitted Acquisitions being funded with the proceeds of Incremental Advance Loans) shall not exceed $2,500,000 at any time;

(i) intercompany Indebtedness permitted pursuant to Section 9.01(g);

(j) the maintenance of deposit accounts in the ordinary course of business so long as the applicable provisions of Section ~~8.15~~8.13 have been complied with in respect of such deposit accounts;

(k) Guarantee Obligations to the extent permitted by Section 9.01(e) or 9.01(p);

(l) Investments consisting of loans made in lieu of Restricted Payments which are otherwise permitted under Section 9.06;

(m) deposits, prepayments and other credits to suppliers and deposits in connection with lease obligations, taxes, insurance and similar items, in each case made in the ordinary course of business, securing contractual obligations of a Credit Party and constituting a Permitted Lien;

(n) Investments made with the proceeds of the issuance of Capital Stock by Parent (other than Disqualified Capital Stock) after the Restatement Date so long as (i) such issuance of Capital Stock does not result in a Change of Control and (ii) such Investment is made contemporaneously with the issuance of such Capital Stock;

(o) Permitted Acquisitions; and

(p) other Investments in an aggregate amount equal to the sum of (i) $10,000,000, minus (ii) the aggregate amount of Investments, determined at the time of making such Investment, made in reliance on this clause (p) from and after the Restatement Date, plus (iii) the aggregate amount of cash received by any Credit Party in respect of any Investment made in reliance on this clause (p) (including in the form of dividends, distributions, repayments and similar amounts) from and after the Restatement Date; provided, that in no event shall the amount added pursuant to the forgoing clause (iii) for any Investment exceed the amount that had been subtracted pursuant to the forgoing clause (ii) for such Investment.

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Notwithstanding the foregoing:

(x) no Investment otherwise permitted under clauses (e)(ii), (g), (h), (l), (n), (o) or (p) of this Section 9.05 shall be permitted to be made if, at the time of making any such Investment, any Event of Default or Material Default has occurred and is continuing or would result therefrom;

(y) any Investment that constitutes an acquisition of all of the Capital Stock of any Person or all or substantially all of the assets of any Person (or a division thereof) must be a Permitted Acquisition to comply with this Section 9.05; and

(z) no Investment otherwise permitted under this Section 9.05 shall be permitted unless such Investment is made entirely with cash (except for Investments under clauses (d), (f), (j), (k) and (n)) or, as provided in clause (n) above, Capital Stock of Parent that is not Disqualified Capital Stock.

SECTION 9.06 Restricted Payments. No Credit Party will make any Restricted Payment, or make any deposit for any Restricted Payment, other than:

(a) Restricted Payments by any Credit Party to pay dividends with respect to its Capital Stock payable solely in additional shares of such Capital Stock (other than Disqualified Capital Stock);

(b) Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans, in each case to the extent permitted thereunder, for management or employees of any Credit Party; provided, that the aggregate amount of Restricted Payments made under this clause (b) does not exceed $2,500,000 in any calendar year;

(c) Permitted Subordinated Debt Payments so long as the Payment Conditions are satisfied; and

(d) Restricted Payments of cash actually paid in an aggregate amount not to exceed 50% of Consolidated EBITDA as of the last day of the most recently ended period of four fiscal quarters; provided, that, no Restricted Payment otherwise permitted under this Section 9.06 shall be permitted unless such Restricted Payment is made entirely with cash (except for Restricted Payments under clause (a)); and provided, further, that no Restricted Payment otherwise permitted under clause (b) or (d) shall be permitted to be made if, at the time of making any such Restricted Payment, any Event of Default or Material Default has occurred and is continuing or would result therefrom; provided, however, Parent may pay any dividend permitted under clause (d) within 30 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement (including the other provisions of this Section 9.06) so long as the aggregate amount of such dividend does not exceed 12.50% of Consolidated EBITDA as of the last day of the most recently ended period of four fiscal quarters.

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SECTION 9.07 Prepayments and Modification of Certain Agreements. No Credit Party will:

(a) Except as expressly permitted by Section 9.06, make any payment on account of Indebtedness that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions applicable thereto.

(b) Consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in (i) any Organization Documents, in each case, other than any amendment, supplement, waiver, termination, modification or forbearance that is not materially adverse to the Secured Parties, (ii) any document, agreement or instrument evidencing or governing any Permitted Subordinated Indebtedness unless such amendment, supplement, waiver or other modification is permitted under the terms of the subordination agreement applicable thereto, or (iii) any other Material Contract or any Regulatory License, in each case, other than any amendment, supplement, waiver or modification that is not materially adverse to the Secured Parties.

SECTION 9.08 Sale and Leaseback. No Credit Party will enter into any agreement or arrangement providing for the sale or transfer by it of any Real Property constituting Collateral or any personal property or assets (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person.

SECTION 9.09 Transactions with Affiliates. No Credit Party will enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any Affiliate (other than arrangements, transactions or contracts solely among the Credit Parties) except (a) on fair and reasonable terms no less favorable to such Credit Party than it could obtain in an arm’s-length transaction with a Person that is not an Affiliate, (b) any transaction expressly permitted under Section 9.01(g), Section 9.03, Section 9.04(g), Section 9.04(q), Section 9.04(t), Section 9.05(e), Section 9.05(i), Section 9.05(k), Section 9.05(l) or Section 9.06, (c) any transactions solely among Credit Parties, or among any Credit Party and any Vireo Guarantor, to the extent otherwise permitted by this Agreement; (d) so long as it has been approved by Parent’s Board of Directors in accordance with Applicable Law, (i) customary fees to, and indemnifications of, non-officer directors of the Credit Parties and (ii) the payment of reasonable and customary compensation and indemnification arrangements and benefit plans for officers and employees of the Credit Parties in the ordinary course of business; and (e) transactions with Non-Credit Party Subsidiaries or joint ventures for the purchase or sale of goods, equipment and services entered into in the ordinary course of business and to the extent such transactions are not materially adverse to the Secured Parties.

SECTION 9.10 Restrictive Agreements, etc. Except as set forth on Schedule 9.10, no Credit Party will ~~not~~ enter into any agreement (other than a Credit Document) prohibiting:

(a) the creation or assumption of any Lien in favor of the Collateral Agent on the Collateral, whether now owned or hereafter acquired;

(b) the ability of such ~~Person~~Credit Party to amend or otherwise modify any Credit Document or waive, consent to or otherwise deviate from any provision under any Credit Document; or

(c) the ability of such ~~Person~~Credit Party to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions of the types described above (which do not prohibit the Credit Parties from complying with or performing the terms of this Agreement and the other Credit Documents) which are contained in the Pennsylvania Mortgage Documents or the Vireo Credit Documents.

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SECTION 9.11 Hedging Agreements. No Credit Party will enter into any Hedging Agreement other than Permitted Currency Hedging Agreements.

SECTION 9.12 Changes in Business and Fiscal Periods.

(a) No Credit Party will (i) engage in any business activity other than the Business; or (ii) modify or change its fiscal year, its fiscal quarter or its method of accounting other than (A) a change in the method of accounting in connection with a Change in Accounting Principles, (B) as may be required to conform to IFRS or (C) to the extent consented to by the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) or (iii) alter each of its, or each of their Subsidiaries’, fiscal quarters to end on dates other than as consistent with a December 31 fiscal-year end and the Borrower’s past practice.

(b) No Credit Party, no officer of any Credit Party and, other than non-Affiliate stockholders of Parent, no stockholder of a Credit Party shall engage in the Business except through the Credit Parties, their Subsidiaries and, to the extent substantially consistent with their operations as of the Restatement Date or, if acquired or formed after such date, as of the date of acquisition or formation, the Opcos.

SECTION 9.13 Financial Covenants. The Credit Parties will not permit:

(a) Liquidity. Liquidity (i) to average less than $20,000,000 during any fiscal quarter or (ii) to be, as of the last day of each fiscal quarter, less than $25,000,000.

(b) Consolidated EBITDA. Consolidated EBITDA for any fiscal quarter, as of the last day of each fiscal quarter, to be less than $20,000,000.

(c) Consolidated Fixed Charge Coverage Ratio. The Consolidated Fixed Charge Coverage Ratio for any Applicable Fiscal Period, as of the last day of each fiscal quarter, to be less than 1.50:1.00.

SECTION 9.14 Canadian Defined Benefit Plans. None of the Credit Parties shall, without the consent of the Agent, maintain, administer, contribute or have any liability in respect of any Canadian Defined Benefit Plan or acquire an interest in any Person if such Person sponsors, maintains, administers or contributes to, or has any liability in respect of any Canadian Defined Benefit Plan.

ARTICLE X
Events of Default

SECTION 10.01 Listing of Events of Default. Each of the following events or occurrences described in this Section 10.01 shall constitute an “Event of Default”:

(a) Non-Payment of Obligations. The Borrower shall default in the payment of:

(i) any principal of any Loan when such amount is due; or

(ii) any interest on any Loan for more than five (5) calendar days from the date when due; provided, that no more than two (2) such delinquent interest payments shall occur during the term of this Agreement; or

(iii) any fee described in Article III or any other monetary Obligation.

(b) Breach of Representations or Warranties. Any representation or warranty by any Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor made or deemed to be made in any Credit Document (including any certificates delivered pursuant to Article V), is or shall be incorrect in any material respect when made or deemed to have been made.

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(c) Non-Performance of Certain Covenants and Obligations. Any Credit Party shall default in the due performance or observance of any of its obligations under Section 8.01, Section 8.02, Section 8.03, Section 8.04, Section 8.05 (solely with respect to such Credit Party’s existence in its jurisdiction of organization), Section 8.10, Section 8.11, Section 8.12, Section 8.13, Section 8.15, Section 8.16, Section 8.27, Article IX (other than Sections 9.07(b)(i) or 9.07(b)(iii)) or Article XIII, or any Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor shall default in the due performance or observance of its obligations under any covenant applicable to it under any Security Document.

(d) Non-Performance of Other Covenants and Obligations. Any Credit Party shall default in the due performance or observance of any of its obligations under Section 8.05 (solely with respect to such Credit Party’s maintenance of good standing in its jurisdiction of organization), Section 8.06, Section 8.07, Section 8.14, Section 8.18 or Sections 9.07(b)(i) or 9.07(b)(iii), and in each case such default shall continue unremedied for a period of more than ten (10) days after the occurrence thereof.

(e) Non-Performance of Other Covenants and Obligations. Any Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor shall default in the due performance and observance of any obligation contained in any Credit Document executed by it (other than as specified in Sections 10.01(a), 10.01(b), 10.01(c), or 10.01(d)), and in each case such default shall continue unremedied for a period of more than twenty (20) days after the Administrative Agent delivers to such Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor notice thereof.

(f) Default on Other Indebtedness. (i) a default shall occur in the payment of any amount when due (subject to any applicable grace or cure period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than the Obligations) of any Credit Party having a principal or stated amount, individually or in the aggregate, in excess of $2,500,000, or a default shall occur in the performance or observance of any obligation or condition with respect to any such Indebtedness if the effect of such default is to accelerate the maturity of such Indebtedness, (ii) any Indebtedness of any Credit Party having a principal or stated amount, individually or in the aggregate, in excess of $2,500,000 shall otherwise be required to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity ~~or~~, (iii) an Event of Default (as defined in the Pennsylvania Mortgage Credit Agreement) shall occur or (iv) an Event of Default (as defined in the Vireo Credit Agreement) shall occur; provided, that an Event of Default under clauses (i) or (ii) of this clause (f) caused by the occurrence of a breach or default with respect to Indebtedness in excess of the $2,500,000 shall be cured for purposes of this Agreement upon the Person asserting such breach or default waiving such breach or default in writing or such Person delivering written notice to the applicable Credit Party that such breach or default has been cured in accordance with the terms of such Indebtedness if, at the time of such waiver or such cure neither the Administrative Agent nor the Lenders has exercised any remedies with respect to such Event of Default.

(g) Judgments; Fines. Any final, non-appealable judgment, order for the payment of money, fines, settlements or enforcement penalties, in an amount individually or in the aggregate in excess of $5,000,000 (exclusive of any amounts covered by insurance (less any applicable deductible) so long as a written request for coverage has been submitted to the insurer and such insurer confirmed coverage in writing) shall be rendered against any Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor and such judgment, order, fine, settlement or penalty shall not have been vacated or discharged or stayed or bonded pending appeal within thirty (30) days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

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(h) Plans. Any of the following events shall occur with respect to any Plan or Canadian Pension Plan, as applicable:

(i) the institution of any steps by any Credit Party, any ERISA Affiliate or any other Person to terminate or partially terminate a Plan of any Credit Party or any Subsidiary of any Credit Party if, as a result of such termination or partial termination, any Credit Party or Subsidiary of any Credit Party could be required to make a contribution to such Plan, or could reasonably be expected to incur a liability or obligation to such Plan, in excess of $2,500,000 in the aggregate;

(ii) there is or arises any potential withdrawal liability under Section 4201 of ERISA, if any Credit Party or any ERISA Affiliate were to completely or partially withdraw from one or more Multiemployer Plans, in excess of $2,500,000, in the aggregate;

(iii) a contribution failure occurs with respect to any Plan sufficient to give rise to a Lien under Sections 303(k) or 4068 of ERISA or Section 430(k) of the Code; or

(iv) a Canadian Pension Termination Event occurs or exists or a Lien arises in respect of a Canadian Pension Plan (save for contribution amounts not yet due) which results in a liability or obligation of a Canadian Credit Party to such Canadian Pension Plan in excess of $2,500,000 in the aggregate.

(i) Bankruptcy, Insolvency, etc. Any Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor shall:

(i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, its debts as they become due;

(ii) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, interim receiver, sequestrator, examiner, monitor or other custodian for any substantial part of the assets or other property of any such Person, or make a general assignment for the benefit of creditors;

(iii) in the absence of such application, consent or acquiesce to or permit or suffer to exist, the appointment of a trustee, receiver, interim receiver, sequestrator, examiner, monitor or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, interim receiver, sequestrator, examiner, monitor or other custodian shall not be discharged within sixty (60) days; provided that each Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents;

(iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, examinership, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by such Person, such case or proceeding shall be consented to or acquiesced in by such Person, or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed; provided that each Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents; or

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(v) take any action authorizing, or in furtherance of, any of the foregoing.

(j) Impairment of Security, etc. Any Credit Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Credit Party, Opco Mortgagor, Pledgor or Vireo Guarantor party thereto with respect to Collateral in an aggregate amount in excess of $1,000,000, or any Credit Party, Opco Mortgagor, Pledgor, Vireo Guarantor or any other Person shall, directly or indirectly, contest or limit in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Credit Document or the Vireo Credit Document, as applicable, any Lien (subject only to Permitted Liens) securing any Obligation shall, in whole or in part, cease to be a perfected Lien with respect to Collateral in an aggregate amount in excess of $1,000,000 (other than as a result of voluntary and intentional discharge of the Lien by the Collateral Agent or the Vireo Collateral Agent, as applicable).

(k) Change of Control. Any Change of Control shall occur.

(l) Hedging Agreement. Any Credit Party shall (i) default in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment due on early termination of, any Hedging Agreement, in each case beyond the period of grace, if any, provided in such Hedging Agreement, or (ii) default in the observance or performance of any other agreement or condition relating to any such Hedging Agreement, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the counterparty of such Hedging Agreement (or a trustee or agent on behalf of such holder or beneficiary) to cause, after the giving of notice if required or the elapse of any grace period, a liquidation, acceleration or early termination of such Hedging Agreement resulting in a payment of more than $1,000,000 owed by such Credit Party to such counterparty.

(m) Restraint of Operations; Loss of Assets. If any Credit Party is enjoined, restrained, or in any way prevented by court order or other Governmental Authority from continuing to conduct all or any material part of its business affairs or if any material portion of any Credit Party’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person and the same is not discharged before the earlier of sixty (60) days after the date it first arises or 5 days prior to the date on which such property or asset is subject to forfeiture by such Credit Party.

(n) Material Adverse Effect. Any Material Adverse Effect shall occur.

(o) Regulatory Licenses. If any Regulatory License ceases to be valid, subsisting and in good standing or if any Permit material to the business of Credit Parties is withdrawn, cancelled, suspended or adversely amended in a manner which, in each case, could reasonably be expected to result in a Material Adverse Effect.

(p) Change in Cannabis Law; Restricted Cannabis Activity. If a Change in Cannabis Law shall occur, or if any Credit Party shall engage in any Restricted Cannabis Activity.

SECTION 10.02 Remedies Upon Event of Default. If any Event of Default under Section 10.01(i) shall occur for any reason, whether voluntary or involuntary, all of the outstanding principal amount of the Loans and other Obligations shall automatically be due and payable and any commitments shall be terminated, in each case, without further notice, demand or presentment. If any Event of Default (other than any Event of Default under Section 10.01(i)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent may, and upon the direction of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and any commitment shall be terminated, whereupon the full unpaid amount of such Loans and other Obligations that shall be so declared due and payable shall be and become immediately due and payable, in each case, without further notice, demand or presentment. The Lenders and the Collateral Agent shall have all other rights and remedies available at law or in equity or pursuant to any Credit Documents.

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ARTICLE XI
The Agents

SECTION 11.01 Appointment. Each Lender (and, if applicable, each other Secured Party) hereby appoints Chicago Atlantic as its Collateral Agent under and for purposes of each Credit Document, and hereby authorizes the Collateral Agent to act on behalf of such Lender (or if applicable, each other Secured Party) under each Credit Document, and, in the absence of other written instructions from the Lenders pursuant to the terms of the Credit Documents received from time to time by the Collateral Agent, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof, together with such powers as may be incidental thereto. Each Lender (and, if applicable, each other Secured Party) hereby appoints Chicago Atlantic as its Administrative Agent under and for purposes of each Credit Document and hereby authorizes the Administrative Agent to act on behalf of such Lender (or, if applicable, each other Secured Party) under each Credit Document and, in the absence of other written instructions from the Lenders pursuant to the terms of the Credit Documents received from time to time by the Administrative Agent, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto. Each Lender (and, if applicable, each other Secured Party) hereby designates and appoints each Agent as the agent of such Lender. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against any Agent. Anything contained in any of the Credit Documents to the contrary notwithstanding, the Borrower, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Security Agreement or any other Security Documents, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Agents, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Security Documents may be exercised solely by the Agents, and (ii) in the event of a foreclosure by any of the Agents on any of the Collateral pursuant to a public or private sale or other disposition, any Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and each Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations (including Obligations owed to any other Secured Party) as a credit on account of the purchase price for any Collateral payable by such Agent at such sale or other disposition.

For the purposes of holding any hypothec granted pursuant to the laws of the Province of Quebec to secure the prompt payment and performance of any and all Obligations by any Credit Party, each of the Lenders (and, if applicable, each other Secured Party) hereby irrevocably appoints and authorizes the Collateral Agent and, to the extent necessary, ratifies the appointment and authorization of the Collateral Agent, to act as the hypothecary representative of the present and future creditors as contemplated under Article 2692 of the Civil Code of Quebec (in such capacity, the “Hypothecary Representative”), and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties that are conferred upon the Hypothecary Representative under any related deed of hypothec. The Hypothecary Representative shall: (i) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Hypothecary Representative pursuant to any such deed of hypothec and applicable law, and (ii) benefit from and be subject to all provisions hereof with respect to Agents mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Lenders and the Credit Parties. Any Person who becomes a Lender (and, if applicable, each other Secured Party) shall, by its execution of an Assignment and Acceptance, be deemed to have consented to and confirmed the Hypothecary Representative as the Person acting as hypothecary representative holding the aforesaid hypothecs as aforesaid and to have ratified, as of the date it becomes a Lender (and, if applicable, each other Secured Party), all actions taken by the Hypothecary Representative in such capacity. The substitution of Agent pursuant to the provisions of this Section 11 also constitutes the substitution of the Hypothecary Representative. Agent, acting as the Hypothecary Representative, shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favor of Agents in this Agreement, which shall apply mutatis mutandis to Agents acting as Hypothecary Representative.

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SECTION 11.02 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Credit Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care.

SECTION 11.03 Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys in fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Credit Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence, bad faith or willful misconduct) or (b) responsible in any manner to any of the Lenders or any other Secured Party for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure of any Credit Party or other Person to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Competitors. Without limiting the generality of the foregoing, the Administrative Agent shall not (a) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Competitor or (b) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Competitor.

SECTION 11.04 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Credit Parties), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agents. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all or other requisite Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans and all other Secured Parties.

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SECTION 11.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder, except with respect to any Default or Event of Default in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Collateral Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that an Agent receives such a notice, such Agent shall give notice thereof to the other Agent and the Lenders. Each Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until each Agent shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as such Agent shall deem advisable in the best interests of the Secured Parties.

SECTION 11.06 Non-Reliance on Agents and Other Lenders. Each Lender (and, if applicable, each other Secured Party) expressly acknowledges that neither the Agents, the Arranger, nor any of their respective officers, directors, employees, agents, attorneys in fact or Affiliates have made any representations or warranties to it and that no act by any Agent or Arranger hereafter taken, including any review of the affairs of a Credit Party or any Affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by any Agent or Arranger to any Lender or any other Secured Party. Each Lender (and, if applicable, each other Secured Party) represents to the Agents and the Arranger that it has, independently and without reliance upon any Agent, Arranger or any other Lender or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Affiliates and made its own decision to make its Loans hereunder. Each Lender (and, if applicable, each other Secured Party) also represents that it will, independently and without reliance upon any Agent, Arranger or any other Lender or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent or Arranger hereunder, the Agents and Arranger shall not have any duty or responsibility to provide any Lender or any other Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Credit Party or any Affiliate of a Credit Party that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys in fact or Affiliates.

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SECTION 11.07 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Total Credit Exposure in effect on the date on which indemnification is sought under this Section 11.07 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Total Credit Exposure immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Credit Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence, bad faith or willful misconduct. The agreements in this Section 11.07 shall survive the payment of the Loans and all other amounts payable hereunder.

SECTION 11.08 Agent in Its Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender”, “Lenders”, “Secured Party” and “Secured Parties” shall include each Agent in its individual capacity.

SECTION 11.09 Successor Agents. Either Agent may resign as Agent upon twenty (20) days’ notice to the Lenders, such other Agent and the Borrower. If either Agent shall resign as such Agent in its applicable capacity under this Agreement and the other Credit Documents, then the Required Lenders shall appoint a successor agent, which successor agent shall (unless an Event of Default shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of such Agent in its applicable capacity, and the term “Administrative Agent” or “Collateral Agent”, as the case may be, shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Agent in its applicable capacity shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no applicable successor agent has accepted appointment as such Agent in its applicable capacity by the date that is twenty (20) days following such retiring Agent’s notice of resignation, such retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent’s resignation as the Administrative Agent or the Collateral Agent, as applicable, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Credit Documents. Notwithstanding the foregoing, Chicago Atlantic may resign as either or both Agents, and choose a successor for each applicable capacity, without notice to, or the consent of, the other Agent, the Lenders (including Required Lenders) or the Borrower if such successor is an Affiliate of Chicago Atlantic, and the Lenders and the Borrower are deemed to have consented to any such resignation and choice of successor prior to the effectiveness of this sentence.

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SECTION 11.10 Agents Generally. Except as expressly set forth herein, no Agent shall have any duties or responsibilities hereunder in its capacity as such. No Arranger shall have any obligations or duties whatsoever in such capacity under this Agreement or any other Credit Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.

SECTION 11.11 Restrictions on Actions by Secured Parties; Sharing of Payments.

(a) Each of the Lenders agrees that it shall not, without the express written consent of the Collateral Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of the Collateral Agent, set off against the Obligations, any amounts owing by such Lender to any Credit Party or any deposit accounts of any Credit Party now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by the Collateral Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Credit Document against any Credit Party or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b) Subject to Section 12.08(a), if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from the Agents pursuant to the terms of this Agreement, or (ii) payments from the Agents in excess of such Lender’s pro rata share of all such distributions by Agents, such Lender promptly shall (A) turn the same over to the Collateral Agent, in kind, and with such endorsements as may be required to negotiate the same to the Collateral Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their pro rata shares; provided that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

(c) The benefit of the provisions of the Credit Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not an Agent or a Lender as long as, by accepting such benefits, such Secured Party agrees, as among the Agents and all other Secured Parties, that such Secured Party is bound by (and, if requested by any Agent, shall confirm such agreement in a writing in form and substance acceptable to the such Agent) this Article XI, including Sections 11.11(a) and (b), and the decisions and actions of the Agents and the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided that, notwithstanding the foregoing, (i) except as set forth specifically herein, each Agent and each Lender shall be entitled to act in its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (ii) except as specifically set forth herein, such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Credit Document.

(d) Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, such Lender receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.

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SECTION 11.12 Agency for Perfection. The Collateral Agent hereby appoints each other Secured Party as its agent and as sub-agent for the other Secured Parties (and each Secured Party hereby accepts such appointment) for the purpose of perfecting all Liens with respect to the Collateral, including with respect to assets which, in accordance with Article VIII or Article IX, as applicable, of the Uniform Commercial Code of any applicable state can be perfected only by possession or control. Should any Secured Party obtain possession or control of any such Collateral, such Secured Party shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver possession or control of such Collateral to the Collateral Agent and take such other actions as agent or sub-agent in accordance with the Collateral Agent’s instructions to the extent, and only to the extent, so authorized or directed by the Collateral Agent.

SECTION 11.13 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Credit Party or Subsidiary, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

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(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Credit Party or Subsidiary, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).

ARTICLE XII
Miscellaneous

SECTION 12.01 Amendments and Waivers. Neither this Agreement nor any other Credit Document, nor any terms hereof or thereof, may be amended, supplemented, modified or waived except in accordance with the provisions of this Section 12.01. The Required Lenders may, or, with the prior written consent of the Required Lenders, the Administrative Agent may, from time to time, enter into with the relevant Credit Party or Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or the Credit Parties hereunder or thereunder, waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences or consent to any acts or omissions of the Credit Parties hereunder or under any other Credit Document that, but for such consent, would constitute a Default or Event of Default hereunder or thereunder; provided that no such waiver, amendment, supplement, modification, consent or waiver shall directly or indirectly:

(i) (A) reduce or forgive any portion of any Loan or extend the final scheduled maturity date of any Loan or reduce the stated interest rate (provided that only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the “default rate” or amend Section 2.09(c)); or (B) reduce or forgive any portion or extend the date for the payment, of any interest or fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates and other than as a result of a waiver or amendment of any mandatory prepayment of Loans (which shall not constitute an extension, forgiveness or postponement of any date for payment of principal, interest or fees));

(ii) amend or modify any provisions of Section 4.02(d) or any other provision that provides for the pro rata nature of disbursements by or payments to Lenders, in each case without the written consent of each Lender;

(iii) amend, modify or waive any provision of this Section 12.01 or reduce the percentages specified in the definitions of the term “Required Lenders” or consent to the assignment or transfer by any Credit Party of its rights and obligations under any Credit Document to which it is a party (except as permitted pursuant to Section 9.03), in each case without the written consent of each Lender directly and adversely affected thereby;

(iv) increase the aggregate amount of any Commitment of any Lender without the consent of such Lender;

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(v) amend, modify or waive any provision of Article XI without the written consent of the then-current Collateral Agent and Administrative Agent; or

(vi) release all or substantially all of the Guarantors, or release any Liens in favor of the Agents or Lenders on all or substantially all of the Collateral under the Security Documents (except as expressly permitted thereby and in Section 12.18), in each case without the prior written consent of each Lender.

SECTION 12.02 Notices and Other Communications; Facsimile Copies.

(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Credit Parties or the Agents, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 12.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower and the Agents.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, five (5) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 12.02(c)), when delivered; provided that notices and other communications to the Agents pursuant to Article II shall not be effective until actually received by such Person.

(b) Effectiveness of Facsimile Documents and Signatures. Credit Documents may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any such documents and signatures shall have the same force and effect as manually signed originals and shall be binding on all Credit Parties, the Agents and the Lenders.

(c) Reliance by Agents and Lenders. The Agents and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Credit Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to either Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.

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SECTION 12.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 12.04 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Credit Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

SECTION 12.05 Payment of Expenses and Taxes; Indemnification. The Borrower agrees, (a) to pay or reimburse the Agents and Arranger for all their reasonable out-of-pocket costs and expenses incurred in connection with due diligence in respect of the transactions contemplated by this Agreement, the development, preparation and execution of, and any amendment, supplement, or modification to, this Agreement and the other Credit Documents, including in connection with an initial syndication, and any other documents prepared in connection herewith or therewith, and the consummation, monitoring, oversight and administration of the transactions contemplated hereby and thereby, including the reasonable fees, disbursements and other charges of counsel retained by, or for the benefit of, the Agents, (b) to pay or reimburse each Lender and the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, and including the reasonable fees, disbursements and other charges of counsel to each Lender and of counsel retained by or for the benefit of the Agents, (c) to pay, indemnify, and hold harmless each Lender and the Agents from any and all Other Taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Credit Documents and any such other documents, (d) to pay or reimburse the Collateral Agent for all reasonable fees, costs and expenses incurred in exercising its rights under Section 8.16 and (e) to pay, indemnify and hold harmless each Lender, Arranger and the Agents and their respective Related Parties from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, and reasonable out-of-pocket costs, expenses or disbursements of any kind or nature whatsoever, including reasonable fees, disbursements and other charges of counsel, with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents, including any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law or any actual or alleged presence of Hazardous Materials applicable to the operations of each Credit Party, any of their respective Subsidiaries or any of their Real Property (all the foregoing in this clause (e), collectively, the “Indemnified Liabilities”); provided that the Credit Parties shall not have any obligation hereunder to the Agents, Arranger or any Lender nor any of their Related Parties with respect to Indemnified Liabilities (i) to the extent that any such claimed Indemnified Liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from (x) any of the Agent’s, Arranger’s, any Lender’s, or any of their Related Parties’ bad faith, gross negligence or willful misconduct or (y) a material breach of such he Agent’s, Arranger’s, any Lender’s, or any of their Related Parties’ obligations hereunder or under any other Credit Document or (ii) with respect to any dispute solely among or between the Agents, Arranger, any Lender, or any of their Related Parties that does not arise out of any act or omission of any Credit Party or any its Subsidiaries. The agreements in this Section 12.05 shall survive repayment of the Loans and all other amounts payable hereunder and termination of this Agreement. The indemnification provisions of this Section 12.05 shall not apply with respect to Taxes other than Taxes that represent losses, claims and damages arising from a non-Tax loss, claim or damage and Other Taxes. To the fullest extent permitted by Applicable Law, neither any Agent, Lender or Credit Party shall assert, and each Agent, Lender and Credit Party hereby waives, any claim against any such other party and their respective Related Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, the Loans or the use of the proceeds thereof. No Lender, Arranger, Agent nor any of their respective Related Parties shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

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SECTION 12.06 Successors and Assigns; Participations and Assignments; Replacement of Lender.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) except as set forth in Section 9.03, no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.06. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section 12.06) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. Notwithstanding anything to the contrary herein, (x) any Lender shall be permitted to pledge or grant a security interest in all or any portion of such Lender’s rights hereunder including, but not limited to, any Loans (without the consent of, or notice to or any other action by, any other party hereto) to secure the obligations of such Lender or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of such Lender or any of its Affiliates and any agent, trustee or representative of such Person and (y) the Agents shall be permitted to pledge or grant a security interest in all or any portion of their respective rights hereunder or under the other Credit Documents, including, but not limited to, rights to payment (without the consent of, or notice to or any other action by, any other party hereto), to secure the obligations of such Agent or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of such Agent or any of its Affiliates and any agent, trustee or representative of such Person.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments or the Loans at the time owing to it) to a Person that is not a Competitor (or, during the continuance of any Event of Default, to any Person) with the prior written consent (which consent, in each case, shall not be unreasonably withheld, conditioned or delayed) of the Administrative Agent and the Borrower; provided that (x) no consent of the Administrative Agent or the Borrower shall be required for an assignment to a Lender, a Controlled Affiliate of a Lender or an Approved Fund and the withholding of consent by the Administrative Agent to an assignment to any Affiliate of the Borrower shall be deemed to be not unreasonable; provided, further, that no consent of the Borrower shall be needed for any assignment occurring during the continuance of an Event of Default; and (y) the Borrower shall be deemed to have consented to any assignment pursuant to the terms of this Section 12.06 unless it shall object thereto by written notice to the Administrative Agent within ten days after having received notice thereof.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, a Controlled Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless the Administrative Agent otherwise consents, which consent, in each case, shall not be unreasonably withheld or delayed; provided, however, that contemporaneous assignments to a single assignee made by Controlled Affiliates or related Approved Funds and contemporaneous assignments by a single assignor to Controlled Affiliates or related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirement stated above;

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(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement as to the Loans so assigned; provided that this paragraph shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect its Loans;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in connection with simultaneous assignments to two or more Approved Funds;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

(E) unless consented to by the Required Lenders, no assignment may be made to a Credit Party or an Affiliate of a Credit Party.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section 12.06, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 4.04 and 12.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.06 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 12.06.

(iv) The Administrative Agent, acting for this purpose on behalf of the Borrower (but not as an agent, fiduciary or for any other purposes), shall maintain a copy of each Assignment and Acceptance delivered to it and a register in the United States for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Further, the Register shall contain the name and address of the Administrative Agent and the lending office through which each such Person acts under this Agreement. The entries in the Register shall be conclusive absent manifest error, and the Credit Parties, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register, as in effect at the close of business on the preceding Business Day, shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and any written consent to such assignment required by paragraph (b)(i) of this Section 12.06, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless and until it has been recorded in the Register as provided in this paragraph.

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(c) (i) Any Lender may, without the consent of the Borrower or the Agents, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) no such Participant may be a Credit Party or an Affiliate of a Credit Party. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and, as between such Lender, the Credit Parties, the Agents and the other Lenders, to approve any amendment, modification, consent or waiver of any provision of this Agreement or any other Credit Document; provided that, notwithstanding the foregoing, such agreement or instrument may provide that (x) if such Participant is an Affiliate of such Lender, the Participant may, as between itself and such Lender (but not as between such Lender, the Agents, the Credit Parties and the other Lenders), approve any amendment, modification, consent or waiver of any provision of this Agreement or any other Credit Document and (y) such Lender will not, without the consent of the Participant agree to any amendment, modification, consent or waiver described in clause (i) of the first proviso to Section 12.01. Subject to paragraph (c)(ii) of this Section 12.06, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.09, 2.10 and 4.04 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 12.06. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08(a) as though it were a Lender; provided that such Participant agrees to be subject to Section 12.08(a) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Sections 2.09, 2.10 or 4.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, (A) unless the sale of the participation to such Participant is made with the Borrower’s prior written consent, and (B) except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 4.04(b) that are greater than the applicable Lender unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 4.04(a) and Section 4.04(c) as though it were a Lender.

(iii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain at one of its offices in the United States a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and the Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as the Administrative Agent) shall have no responsibility for maintaining a Participant Register.

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(d) Nothing herein is intended to prevent, impair, limit or otherwise restrict the ability of a Lender to collaterally assign or pledge all or any portion of its interests in the Loans and the other rights and benefits under the Credit Documents to an unaffiliated third party lender of such Lender (each such Person, a “Collateral Assignee”); provided that unless and until the Borrower receives notification from a Collateral Assignee of such assignment directing payments to be made to such Collateral Assignee, any payment made by the Borrower for the benefit of such Lender in accordance with the terms of the Credit Documents shall satisfy the Borrower’s obligations thereunder to the extent of such payment. Any such Collateral Assignee, upon foreclosure of its security interests in the Loans pursuant to the terms of such assignment and in accordance with Applicable Law, shall succeed to all the interests of or shall be deemed to be a Lender, with all the rights and benefits afforded thereby, and such transfer shall not be deemed to be a transfer for purposes of and otherwise subject to the provisions of this Section 12.06. Notwithstanding the foregoing, Lender shall remain responsible for all obligations and liabilities arising hereunder or under any other Credit Document, and, except as otherwise expressly set forth in any applicable pledge or assignment, nothing herein is intended or shall be construed to impose any obligations upon or constitute an assumption by a Collateral Assignee thereof.

SECTION 12.07 Pledge of Loans. The Credit Parties hereby acknowledge that the Lenders and their Affiliates may pledge the Loans as collateral security for loans to the Lenders or their Affiliates. The Credit Parties shall, to the extent commercially reasonable, cooperate with the Lenders and their Affiliates to effect such pledges at the sole cost and expense of such Lender. Notwithstanding the foregoing, no pledge shall release the Lender party thereto from any of its obligations hereunder.

SECTION 12.08 Adjustments; Set-off.

(a) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 10.01(i), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The foregoing provisions of this Section 12.08 shall not apply to payments made and applied in accordance with the terms of this Agreement and the other Credit Documents.

(b) After the occurrence and during the continuance of an Event of Default, to the extent consented to by the Administrative Agent, in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower or any other Credit Party, any such notice being expressly waived by the Credit Parties to the extent permitted by Applicable Law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final, but excluding deposit accounts used solely to fund payroll or employee benefits, or deposit accounts that consist of cash collateral subject to Permitted Liens), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Agents after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

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SECTION 12.09 Counterparts. This Agreement and the other Credit Documents may be executed by one or more of the parties thereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any signature page delivered by telecopy machine or transmitted electronically in Portable Document Format (“.pdf”) shall be valid and binding to the same extent as an original signature page. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party who requests it. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower, the Collateral Agent and the Administrative Agent.

SECTION 12.10 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12.11 Integration. This Agreement and the other Credit Documents represent the agreement of the Credit Parties, the Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 12.12 GOVERNING LAW. THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS (UNLESS EXPRESSLY PROVIDED OTHERWISE THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 12.13 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits, for itself and its property, to the exclusive jurisdiction of any state court of the State of Illinois sitting in Cook County and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois State court or, to the extent permitted by Applicable Laws, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Laws. Nothing in this Agreement or any other Credit Document or otherwise shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against any Credit Party or its properties in the courts of any jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment;

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(b) consents that any such action or proceeding shall be brought in such courts, and agrees not to plead or claim and waives, to the fullest extent permitted by Applicable Laws, any objection that it may now or hereafter have to the venue of any such action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in Section 12.13(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable party at its respective address set forth in Schedule 12.02 or on Schedule 1.01 or at such other address of which the Agents shall have been notified pursuant thereto. Nothing in this Agreement or any other Credit Document will affect the right of any party to this Agreement to serve process in any other manner permitted by Applicable Law;

(d) waives, to the maximum extent not prohibited by law, all rights of rescission, setoff, counterclaims, and other defenses in connection with the repayment of the Obligations; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.13 any special, exemplary, punitive or consequential damages.

SECTION 12.14 Acknowledgments. Each Credit Party hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

(b) neither the Agents, Arranger, nor any Lender has any fiduciary relationship with or duty to the Credit Parties arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between any Agent, Arranger and Lenders, on one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Credit Parties and the Lenders.

SECTION 12.15 WAIVERS OF JURY TRIAL. THE CREDIT PARTIES, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 12.16 Confidentiality. Each Agent and Lender shall hold all non-public information relating to any Credit Party or any Subsidiary of any Credit Party obtained pursuant to the requirements of this Agreement or in connection with such Lender’s evaluation of whether to become a Lender hereunder (“Confidential Information”) confidential in accordance with its customary procedure for handling confidential information of this nature and (in the case of a Lender that is a bank) in accordance with safe and sound banking practices; provided that Confidential Information may be disclosed by any Agent or Lender:

(a) as required or requested by any governmental or regulatory agency or representative thereof;

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(b) pursuant to legal or regulatory process;

(c) in connection with the enforcement of any rights or exercise of any remedies by such Agent or Lender under this Agreement or any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document;

(d) to such Agent’s or Lender’s attorneys, professional advisors, accountants, independent auditors, clients, service providers or Affiliates who will be informed of the confidential nature of such information,

(e) in connection with:

(i) the establishment of any special purpose funding vehicle with respect to the Loans,

(ii) any pledge permitted under Section 12.08;

(iii) any prospective assignment of, or participation in, its rights and obligations pursuant to Section 12.06, to prospective assignees or Participants, as the case may be (it being understood that each such Persons will be informed of the confidential nature of such information and shall have been instructed to keep such information confidential on the same terms as this Section 12.16); and

(iv) any actual or proposed credit facility for loans, letters of credit or other extensions of credit to or for the account of such Agent or Lender or any of its Affiliates, to any Person providing or proposing to provide such loan, letter of credit or other extension of credit or any agent, trustee or representative of such Person (it being understood that each such Persons will be informed of the confidential nature of such information and shall have been instructed to keep such information confidential on the same terms as this Section 12.16); or

(f) to any rating agency;

(g) with the consent of the Borrower;

(h) to the extent required, or to the extent counsel to the Agents or to any Lender reasonably determines is required to be disclosed in connection with any public filing by Agents or such Lender;

(i) in connection with the Promotional Rights (as defined below);

provided that in the case of clause (e) hereof, the Person to whom Confidential Information is so disclosed is advised of and has been directed to comply with the provisions of this Section 12.16.

Notwithstanding the foregoing, Agents and each Lender shall have the right to publicize, for general marketing and related promotional purposes, with the prior written consent of the Borrower, which consent cannot be unreasonably conditioned, withheld, or delayed, their relationship to the Borrower and the fact that they have extended the Loan to the Borrower(the “Promotional Rights”) and, in connection therewith, the Borrower hereby grants to each Agent and each Lender a royalty free, non-exclusive limited license to use the Borrower’s name, trade name, trademarks, logos, trade dress and other identifying intellectual property, now existing or hereafter acquired, in any literature, advertisements, websites, promotional or other marketing materials now or hereafter used by such Agent or Lender.

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Notwithstanding the foregoing, no Agent or Lender shall have any obligation to keep information confidential if such information: (i) is or becomes public from a source other than an Agent or a Lender, or one of an Agent’s or a Lender’s Affiliates, consultants or legal or financial advisors in breach of this Agreement, (ii) is, was or becomes known on a non-confidential basis (to the best of such Agent’s or Lender’s knowledge after reasonable inquiry) to or discovered by an Agent or Lender, Lenders or any of their Affiliates, consultants or legal or financial advisors independently from communications by or on behalf of any Credit Party, or (iii) is independently developed by an Agent without use of such confidential information, provided that, the source of such information was not known to be bound by a confidentiality agreement with (or subject to any other contractual, legal or fiduciary obligation of confidentiality to) the relevant Credit Party.

EACH LENDER ACKNOWLEDGES THAT CONFIDENTIAL INFORMATION (AS DEFINED IN THIS SECTION 12.16) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING WAIVERS AND AMENDMENTS, FURNISHED BY THE CREDIT PARTIES OR ANY AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE CREDIT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE CREDIT PARTIES AND THE AGENTS THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

SECTION 12.17 Press Releases, etc. Each party to this Agreement will not, and will not permit any of its respective Subsidiaries, directly or indirectly, to publish any press release or other similar public disclosure or announcements (including any marketing materials) regarding this Agreement, the other Credit Documents, or any of the Transactions, without the consent of the Administrative Agent and the Parent, which consent shall not be unreasonably withheld; provided, however, that the Borrower shall be permitted to publicly disclose the foregoing if required to do so under U.S. and Canadian securities laws.

SECTION 12.18 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Credit Document, the Collateral Agent is hereby irrevocably authorized by each Secured Party (without requirement of notice to or consent of any Secured Party) to take any action requested by the Borrower having the effect of releasing any Liens on Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Credit Document or that has been consented to in accordance with Section 12.01 or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as (i) the Loans and the other Obligations (other than Unasserted Contingent Obligations) shall have been paid in full and (ii) the Commitments have been terminated, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Credit Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

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(c) Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release its interest in particular types or items of property, or to release any guarantee obligations pursuant to this Section 12.18. In each case as specified in this Section 12.18, the Collateral Agent will (and each Lender irrevocably authorizes the Collateral Agent to), at the Borrower’s expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral or guarantee obligation from the assignment and security interest granted under the Security Documents, in each case in accordance with the terms of the Credit Documents and this Section 12.18.

SECTION 12.19 USA Patriot Act. Each Lender hereby notifies each Credit Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act. Each Credit Party agrees to provide all such information to the Lenders upon request by any Agent at any time, whether with respect to any Person who is a Credit Party on the Restatement Date or who becomes a Credit Party thereafter.

Without limiting the foregoing, the Credit Parties further acknowledge that, pursuant to the Canadian Anti-Money Laundering & Anti-Terrorism Legislation and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Lenders may be required to obtain, verify and record information regarding the Credit Parties and their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Credit Parties, and the transactions contemplated hereby. The Borrower shall (and shall cause each Credit Party to) promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or any prospective assignee or Participant of any Lender, in order to comply with any applicable AML Legislation, whether now or hereafter in existence. If Agent has ascertained the identity of any Credit Party or any authorized signatories of any Credit Party for the purposes of applicable AML Legislation, then Agent, (i) shall be deemed to have done so as an agent for each Lender, and this Agreement shall constitute a “written agreement” in such regard between each Lender and Agent within the meaning of the applicable AML Legislation; and (ii) shall provide to each Lender copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.

SECTION 12.20 No Fiduciary Duty. Each Credit Party agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Credit Parties, on the one hand, and the Agents, the Arranger, the Lenders and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Agents, the Arranger, the Lenders or their respective Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications.

SECTION 12.21 Authorized Officers. The execution of any certificate requirement hereunder by an Authorized Officer shall be considered to have been done solely in such Authorized Officer’s capacity as an officer of the applicable Credit Party (and not individually). Notwithstanding anything to the contrary set forth herein, the Secured Parties shall be entitled to rely and act on any certificate, notice or other document delivered by or on behalf of any Person purporting to be an Authorized Officer of a Credit Party and shall have no duty to inquire as to the actual incumbency or authority of such Person.

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SECTION 12.22 Judgment Currency. (a) The obligations of the Credit Parties hereunder and under the other Credit Documents to make payments in a specified currency (the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by a Secured Party of the full amount of the Obligation Currency expressed to be payable to it under this Agreement or another Credit Document. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the Business Day immediately preceding the date on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrower covenants and agrees to pay, or cause to be paid, or remit, or cause to be remitted, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(c) For purposes of determining any rate of exchange or currency equivalent for this Section 12.23, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

SECTION 12.23 Subordination of Intercompany Indebtedness. The Credit Parties hereby agree that all present and future Indebtedness of any Credit Party to any other Credit Party (“Intercompany Indebtedness”) shall be subordinate and junior in right of payment and priority to the Obligations, and each Credit Party agrees not to make, demand, accept or receive any payment in respect of any present or future Intercompany Indebtedness, including any payment received through the exercise of any right of setoff, counterclaim or cross claim, or any collateral therefor, unless and until such time as the Obligations shall have been indefeasibly paid in full; provided that, so long as no Event of Default or Material Default shall have occurred and be continuing and no Event of Default or Material Default shall be caused thereby and such Indebtedness is expressly permitted hereunder, the Credit Parties may make and receive such payments in respect of Intercompany Indebtedness as shall be customary in the ordinary course of the Credit Parties’ business. Without in any way limiting the foregoing, in any Insolvency Event, or any receivership, liquidation, reorganization, dissolution or other similar proceedings relative to any Credit Party or to its businesses, properties or assets, the Lenders shall be entitled to receive payment in full of all of the Obligations before any Credit Party shall be entitled to receive any payment in respect of any present or future Intercompany Indebtedness.

SECTION 12.24 Public Lenders. Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” The Borrower hereby acknowledges that (a) the Administrative Agent may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). the Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders by the Administrative Agent through the Platform shall be clearly and conspicuously marked “PUBLIC” by the Borrower which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States federal and state securities laws and Canadian securities laws (provided, however, that to the extent such Borrower Materials constitute Confidential Information, they shall be treated as set forth in Section 12.16); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.” Notwithstanding the foregoing, the following Borrower Materials shall be deemed to have been marked “PUBLIC”, unless the Borrower notifies the Administrative Agent promptly that any such document contains material non-public information: (1) the Credit Documents and (2) any financial statements delivered by the Borrower pursuant to Section 8.01(a) or 8.01(b).

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SECTION 12.25 Reserved.

SECTION 12.26 Original Issue Discount. The Credit Parties, the Administrative Agent and the Lenders, as applicable, agree (i) that the Notes are debt for federal income Tax purposes, (ii) that the Notes issued to the Lenders constitute a single debt instrument for purposes of Sections 1271 through 1275 of the Code and the Treasury Regulations thereunder (pursuant to Treasury Regulations Section 1.1275-2(c)), that such debt instrument is issued with original issue discount (“OID”), and that such debt instrument is described in Treasury Regulations Section 1.1272-1(c)(2) and therefore is governed by the rules set out in Treasury Regulations Section 1.1272-1(c), including Section 1.1272-1(c)(5), and is not governed by the rules set out in Treasury Regulations Section 1.1275-4, (iii) that the Lenders shall have thirty (30) days to review and approve any calculation by the Credit Parties regarding the amount of OID for any accrual period on the Notes, such approval not to be unreasonably withheld, (iv) not to file any Tax Return, report or declaration inconsistent with the foregoing, unless otherwise required by applicable law and (v) any such OID shall constitute principal for all purposes under this Agreement.

SECTION 12.27 Tax Treatment. The Borrower and Lenders agree that the Loans are indebtedness of the Borrower for U.S. federal income Tax purposes. Each party to this Agreement agrees not to take any Tax position inconsistent with such Tax characterization and shall not report the transactions arising under this Agreement in any manner other than the issuance of debt obligations on all applicable Tax returns unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or a similar final determination under state or local Applicable Law).

ARTICLE XIII

Additional Covenants and Agreements.

SECTION 13.01 Cannabis Laws. The Agents and Credit Parties acknowledge that although Canadian Cannabis Laws and certain U.S. State Cannabis Laws have legalized the cultivation, distribution, sale, transfer and possession of cannabis and related products, (a) the nature and scope of U.S. Federal Cannabis Laws may result in circumstances where activities permitted under Canadian Cannabis Laws and U.S. State Cannabis Laws may contravene U.S. Federal Cannabis Laws and (b) engagement in Restricted Cannabis Activities may contravene U.S. Federal Cannabis Laws. Accordingly, for the purpose hereof, each representation, covenant and other provision hereof relating to compliance with Applicable Law will be subject to the following: (i) engagement in any activity that is permitted by Canadian Cannabis Laws or U.S. State Cannabis Laws but contravenes U.S. Federal Cannabis Laws, and in respect of which the applicable Governmental Authority has agreed, or are bound by Applicable Law (e.g., the proposed Secure and Fair Enforcement (SAFE) Banking Act (H.R. 1595) and the proposed Clarifying Law Around Insurance of Marijuana (CLAIM) Act (H.R. 4074 and Senate Bill 2201)), to forego or have otherwise suspended prosecution and enforcement of such U.S. Federal Cannabis Laws will not, in and of itself, be deemed to be non-compliance with Applicable Law; (ii) engagement in any Restricted Cannabis Activity will be deemed to be non-compliance with Applicable Law; and (iii) if any Change in Cannabis Law results in the business activities of any Credit Party becoming Restricted Cannabis Activities, such Change in Cannabis Law will be deemed to have had a Material Adverse Effect. Nothing contained in this Agreement shall require Credit Parties to violate any provision of the Canadian Cannabis Law or U.S. State Cannabis Law or its attending regulations, as applicable.

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SECTION 13.02 Amendment and Restatement. This Agreement amends and restates, but does not extinguish and is not a novation or an accord and satisfaction of, the Original Credit Agreement, and any indebtedness outstanding thereunder shall be deemed to be outstanding under this Agreement. All commitments to extend credit under the Original Credit Agreement shall be irrevocably terminated upon the effectiveness of this Agreement. Nothing in this Agreement shall be deemed to release or otherwise adversely affect any Lien, mortgage or security interest securing any indebtedness outstanding under the Original Credit Agreement or any rights of the Agents or any Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness. The Credit Parties hereby acknowledge and agree that all Liens securing the “Obligations” under, and as defined in, the Original Credit Agreement are hereby ratified, renewed, and extended to secure the Obligations (as defined in this Agreement).

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

VERANO HOLDINGS CORP.

By:
Name:	George P. Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:
Name:	George Archos
Title:	Manager

[***]

By:
Name:	George Archos
Title:	Manager

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

[***]

By:
Name:	George Archos
Title:	Manager

[***]

By:
Name:	George Archos
Title:	Manager

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:
Name:	George Archos
Title:	Manager

[***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

[***]

By:
Name:	George Archos
Title:	Director

[***]
By:	its Manager, [***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:
Name:	George Archos
Title:	Manager

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

[***]

By:
Name:	George Archos
Title:	Manager

[***]

By:
Name:	George Archos
Title:	Manager

[***]

By:
Name:	George Archos
Title:	Manager

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its sole member, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its sole member, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its sole member, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its sole member, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Authorized Person

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:
Name:	George Archos
Title:	Manager

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Trustee

[***]

By:
Name:	George Archos
Title:	Manager

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

[***]

By:
Name:	George Archos
Title:	Authorized Person

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Trustee

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Manager

[***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Manager

[***]

By:
Name:	George Archos
Title:	Manager

Signature Page to Credit Agreement

[***]

By:
Name:	George Archos
Title:	Manager

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Trustee

[***]
By:	its Manager, [***]
By:	its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Signature Page to Credit Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By:
Name:	Andreas Bodmeier
Title:	Authorized Person

Signature Page to Credit Agreement

LENDERS:

CHICAGO ATLANTIC CREDIT OPPORTUNITIES, LLC

By:
Name:	Andreas Bodmeier
Title:	Authorized Person

Signature Page to Credit Agreement

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

By:
Name:	Andreas Bodmeier
Title:	Authorized Person

Signature Page to Credit Agreement

CHICAGO ATLANTIC CREDIT COMPANY, LLC

By:
Name:	Andreas Bodmeier
Title:	Authorized Person

Signature Page to Credit Agreement

[***]

By:
Name:
Title:

Signature Page to Credit Agreement

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Title:

Signature Page to Credit Agreement

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Title:

Signature Page to Credit Agreement

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Title:

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Title:

Signature Page to Credit Agreement

AFC GAMMA, INC.

By:
Name:
Title:

Signature Page to Credit Agreement

[***]

By:
Name:
Title:

Signature Page to Credit Agreement

[***]

By:
Name:
Title:

Signature Page to Credit Agreement